                                                                   EXHIBIT 10.34

                                                               LOAN NO. 70004188

                                 LOAN AGREEMENT

                           FOR A LOAN IN THE AMOUNT OF

                                  $143,000,000

                                      AMONG

                          FIT NBA CYPRESS VILLAGE LLC,
                          FIT NBA FOXWOOD SPRINGS LLC,
                          FIT NBA KANSAS CHRISTIAN LLC,
                           FIT NBA PATRIOT HEIGHTS LP,
                               FIT NBA RAMSEY LLC,
                            FIT NBA ROBIN RUN LP, AND
                   FIT NBA SKYLINE LLC, EACH A DELAWARE ENTITY
                                  AS BORROWERS

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION
                              AS AGENT AND A LENDER

                                       AND

                             MERRILL LYNCH CAPITAL,
          A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.,
                                   AS A LENDER

                                       AND

              THE OTHER FINANCIAL INSTITUTIONS WHO ARE OR HEREAFTER
                        BECOME PARTIES TO THIS AGREEMENT

                                   AS LENDERS

                             FORTRESS/NBA PORTFOLIO

                          DATED AS OF APRIL 6, 2005

                               TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
ARTICLE I INCORPORATION OF RECITALS, EXHIBITS AND SCHEDULES......................................................     2

    Section 1.1      Incorporation of Recitals...................................................................     2
    Section 1.2      Reserved....................................................................................     2
    Section 1.3      Definitions.................................................................................     2
    Section 1.4      The Loan....................................................................................     2

ARTICLE II LOAN TERMS............................................................................................     3

    Section 2.1      Disbursements...............................................................................     3
    Section 2.2      Interest Rate; Late Charge..................................................................     8
    Section 2.3      Payments....................................................................................     9
    Section 2.4      Maturity....................................................................................     9
    Section 2.5      Prepayment..................................................................................     9
    Section 2.6      Application of Payments.....................................................................    10
    Section 2.7      Reserved....................................................................................    10
    Section 2.8      Capital Adequacy; Increased Costs; Illegality...............................................    10
    Section 2.9      Sources and Uses............................................................................    12
    Section 2.10     Security....................................................................................    12

ARTICLE III INSURANCE, CONDEMNATION, AND IMPOUNDS................................................................    15

    Section 3.1      Insurance...................................................................................    15
    Section 3.2      Use and Application of Insurance Proceeds...................................................    17
    Section 3.3      Condemnation Awards.........................................................................    18
    Section 3.4      Insurance Impounds..........................................................................    19
    Section 3.5      Real Estate Tax Impounds....................................................................    20
    Section 3.6      Replacement Reserves........................................................................    20

ARTICLE IV LEASING MATTERS.......................................................................................    21

    Section 4.1      Representations and Warranties on Leases....................................................    21
    Section 4.2      Approval Rights.............................................................................    22
    Section 4.3      Covenants...................................................................................    22
    Section 4.4      Tenant Estoppels............................................................................    23
    Section 4.5      Security Deposits...........................................................................    23
    Section 4.6      Entrance Fee Residents......................................................................    23
    Section 4.7      Reserves/Accounts...........................................................................    24

ARTICLE V REPRESENTATIONS AND WARRANTIES.........................................................................    24

    Section 5.1      Organization and Power......................................................................    24
    Section 5.2      Partners or Members.........................................................................    24
    Section 5.3      Borrowers' Partnership Agreement/Operating Agreement/ Principal.............................    25
    Section 5.4      Corporate Documents.........................................................................    26
    Section 5.5      Validity of Loan Documents..................................................................    26
    Section 5.6      Liabilities; Litigation.....................................................................    26

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
    Section 5.7      Taxes and Assessments.....................................................................      27
    Section 5.8      Other Agreements; Defaults................................................................      27
    Section 5.9      Compliance with Law.......................................................................      27
    Section 5.10     Condemnation..............................................................................      28
    Section 5.11     Access....................................................................................      28
    Section 5.12     Flood Hazard..............................................................................      28
    Section 5.13     Property..................................................................................      28
    Section 5.14     Location of Borrowers.....................................................................      29
    Section 5.15     Margin Stock..............................................................................      29
    Section 5.16     Tax Filings...............................................................................      29
    Section 5.17     Solvency..................................................................................      29
    Section 5.18     Full and Accurate Disclosure..............................................................      31
    Section 5.19     Single Purpose Entity.....................................................................      31
    Section 5.20     No Broker.................................................................................      31
    Section 5.21     Construction Documents....................................................................      31
    Section 5.22     Labor Disputes............................................................................      31
    Section 5.23     Employees/ERISA...........................................................................      31
    Section 5.24     ERISA (Borrower)..........................................................................      31
    Section 5.25     Intellectual Property.....................................................................      32
    Section 5.26     Anti-Terrorism and Anti-Money Laundering Compliance.......................................      32
    Section 5.27     Reserved..................................................................................      33
    Section 5.28     Reserved..................................................................................      33
    Section 5.29     Management Agreement......................................................................      34
    Section 5.30     HSR Act. .................................................................................      34
    Section 5.31     Equity Homes..............................................................................      34

ARTICLE VI FINANCIAL REPORTING; NOTICES........................................................................      34

    Section 6.1      Financial Statements......................................................................      34
    Section 6.2      Audits....................................................................................      36
    Section 6.3      Books and Records/Audits..................................................................      36
    Section 6.4      Notice of Litigation or Default...........................................................      37

ARTICLE VII COVENANTS..........................................................................................      37

    Section 7.1      Inspection................................................................................      37
    Section 7.2      Due on Sale and Encumbrance; Transfers of Interests.......................................      38
    Section 7.3      Taxes; Charges............................................................................      41
    Section 7.4      Control; Management.......................................................................      42
    Section 7.5      Operation; Maintenance; Inspection........................................................      42
    Section 7.6      Taxes on Security.........................................................................      42
    Section 7.7      Single Purpose Entity; Legal Existence; Name, Etc. .......................................      42
    Section 7.8      Affiliate Transactions....................................................................      43
    Section 7.9      Limitation on Other Debt..................................................................      43
    Section 7.10     Further Assurances........................................................................      44
    Section 7.11     Estoppel Certificates.....................................................................      44
    Section 7.12     Notice of Certain Events..................................................................      44
    Section 7.13     Indemnification...........................................................................      44
    Section 7.14     Use of Proceeds, Revenues.................................................................      45

    Section 7.15     Cash Management..........................................................................       45
    Section 7.16     Commencement and Completion of Capital Improvements......................................       46
    Section 7.17     Construction.............................................................................       46
    Section 7.18     Compliance with Laws and Contractual Obligations.........................................       47
    Section 7.19     Notice of Money Laundering...............................................................       47
    Section 7.20     Anti-Terrorism and Anti-Money Laundering Compliance......................................       47
    Section 7.21     Employees................................................................................       49
    Section 7.22     Reserved.................................................................................       49
    Section 7.23     Representations and Warranties...........................................................       49
    Section 7.24     Cooperation..............................................................................       49
    Section 7.25     Management Agreements/Operating Leases...................................................       50
    Section 7.26     Financial Covenants......................................................................       50
    Section 7.27     LC.......................................................................................       52
    Section 7.28     Cure Amounts.............................................................................       52
    Section 7.29     Project Covenants........................................................................       52
    Section 7.30     Replacement LC...........................................................................       52

ARTICLE VIII HEALTH CARE MATTERS..............................................................................       53

    Section 8.1      Healthcare Laws..........................................................................       53
    Section 8.2      Representations, Warranties and Covenants Regarding Healthcare Matters...................       54
    Section 8.3      Cooperation..............................................................................       57
    Section 8.4      Attorneys General........................................................................       58
    Section 8.5      Patient Funds Accounts...................................................................       58
    Section 8.6      Assignment and Assumption of Provider Agreements.........................................       58

ARTICLE IX EVENTS OF DEFAULT..................................................................................       59

    Section 9.1      Payments.................................................................................       59
    Section 9.2      Certain Covenants........................................................................       59
    Section 9.3      Sale, Encumbrance, Etc. .................................................................       59
    Section 9.4      Covenants................................................................................       59
    Section 9.5      Representations and Warranties...........................................................       60
    Section 9.6      Other Encumbrances.......................................................................       60
    Section 9.7      Involuntary Bankruptcy or Other Proceeding...............................................       60
    Section 9.8      Voluntary Petitions, etc.................................................................       60
    Section 9.9      Default Under Management Agreement.......................................................       60
    Section 9.10     False Reports............................................................................       62
    Section 9.11     Reserved.................................................................................       62
    Section 9.12     Money Laundering.........................................................................       62
    Section 9.13     Loan Documents...........................................................................       62

ARTICLE X REMEDIES............................................................................................       63

    Section 10.1     Remedies - Insolvency Events.............................................................       63
    Section 10.2     Remedies - Other Events..................................................................       63
    Section 10.3     Agent's Right to Perform the Obligations.................................................       63

ARTICLE XI MISCELLANEOUS.........................................................................................    64

    Section 11.1      Notices....................................................................................    64
    Section 11.2      Amendments and Waivers.....................................................................    66
    Section 11.3      Limitation on Interest.....................................................................    66
    Section 11.4      Invalid Provisions.........................................................................    66
    Section 11.5      Reimbursement of Expenses; Portfolio Administration Fee....................................    67
    Section 11.6      Approvals; Third Parties; Conditions.......................................................    68
    Section 11.7      Lender Not in Control; No Partnership......................................................    68
    Section 11.8      Time of the Essence........................................................................    68
    Section 11.9      Successors and Assigns.....................................................................    69
    Section 11.10     Renewal, Extension or Rearrangement........................................................    69
    Section 11.11     Waivers; Forbearance.......................................................................    69
    Section 11.12     Cumulative Rights..........................................................................    69
    Section 11.13     Singular and Plural........................................................................    70
    Section 11.14     Phrases....................................................................................    70
    Section 11.15     Exhibits and Schedules.....................................................................    70
    Section 11.16     Titles of Articles, Sections and Subsections...............................................    70
    Section 11.17     Promotional Material.......................................................................    70
    Section 11.18     Survival...................................................................................    70
    Section 11.19     WAIVER OF JURY TRIAL.......................................................................    71
    Section 11.20     Waiver of Punitive or Consequential Damages................................................    71
    Section 11.21     Governing Law..............................................................................    71
    Section 11.22     Entire Agreement...........................................................................    71
    Section 11.23     Counterparts...............................................................................    72
    Section 11.24     Venue......................................................................................    72
    Section 11.25     Reserved...................................................................................    72
    Section 11.26     Limitation on Liability of Agent's and Lender's Officers, Employees, etc...................    72
    Section 11.27     Effectiveness of Facsimile Documents and Signatures........................................    72
    Section 11.28     Joint and Several Liability................................................................    73

ARTICLE XII ASSIGNMENT AND PARTICIPATION.........................................................................    74

    Section 12.1      Assignments and Participations.............................................................    74
    Section 12.2      Agent......................................................................................    76
    Section 12.3      Amendments, Consents and Waivers...........................................................    83
    Section 12.4      Set Off and Sharing of Payments............................................................    85
    Section 12.5      Disbursement of Funds......................................................................    85
    Section 12.6      Disbursements of Advances; Payment.........................................................    86
    Section 12.7      Payments...................................................................................    87
    Section 12.8      Reserves...................................................................................    90
    Section 12.9      Loan Account and Accounting................................................................    90

LEGAL DESCRIPTION................................................................................................     1

                LIST OF EXHIBITS AND SCHEDULES TO LOAN AGREEMENT

Exhibits:

Exhibit A-1   Robin Run Project
Exhibit A-2   Cypress Village Project
Exhibit A-3   Foxwood Springs Project
Exhibit A-4   Kansas Christian Project
Exhibit A-5   Ramsey Project
Exhibit A-6   Skyline Project
Exhibit A-7   Patriot Heights Project
Exhibit A-8   Lenoir Project
Exhibit A-9   Barton Stone Project
Exhibit A-10  California Christian Project
Exhibit A-11  Oklahoma Christian Project
Exhibit B     Form of Interest Holder Agreement
Exhibit C     Intellectual Property
Exhibit D     Reserved
Exhibit E     Provider Payment/Reimbursement Programs
Exhibit F     Governmental Approvals
Exhibit G     Organizational Chart
Exhibit H-1   Title Policy - California Christian
Exhibit H-2   Title Policy - Oklahoma Christian
Exhibit H-3   Title Policy - Lenoir
Exhibit H-4   Title Policy - Barton Stone
Exhibit I     Foxwood Release Parcel
Exhibit J     Cure Amounts

Schedules:

Schedule 1.4(a)(i)   Form of Term Note
Schedule 1.4(a)(ii)  Lender's Pro Rata Share
Schedule 2.1         Advance Conditions
Schedule 2.2         Index Rates
Schedule 2.5         LIBOR
Schedule 2.9         Sources and Uses
Schedule 2.10        Release Prices
Schedule 3.2(a)      Allocated Loan Amounts
Schedule 4.6         Entrance Fee Deposits
Schedule 4.7         Reserves/Accounts
Schedule I           Certain Definitions

                             INDEX OF DEFINED TERMS

A/P Account........................................          45
Acquired Escrows...................................          24
Agent..............................................           1
Agreement of Principal - Sch. 2.1..................           1
all Lenders........................................          88
Anti-Money Laundering Laws.........................          33
Anti-Money Laundering Measures.....................          33
Anti-Terrorism Laws................................          33
Bank Agency Agreements.............................          46
Bankruptcy Party...................................          60
Base Rate - Sch. 2.2...............................           1
Borrower...........................................           1
Borrower Anti-Terrorism Policies...................          48
Borrowers..........................................           1
Borrowers' Equity - Sch. 2.1.......................           4
BSA................................................          33
Business Associate Agreement - Sch. 2.1............           1
Capital Improvements...............................          46
Capital Improvements Budget........................          46
Charges............................................          42
Closing Date.......................................           3
Closing Operating Budget...........................          13
Collateral.........................................          12
Colorado Springs Equity Homes......................          34
Commencement Date..................................          46
Complete...........................................          46
Completion.........................................          46
Completion Date....................................          46
Completion Schedule................................          46
CON................................................          54
Construction Documents.............................          32
Control Agreement..................................          45
Controlled Fortress Affiliate......................          39
Cypress Escrow.....................................          24
Daily Interest Amount..............................          86
Daily Interest Rate................................          86
Daily Loan Balance.................................          86
Defaulting Lender..................................       87,88
Depository Accounts................................          45
Designated Person..................................          33
Earnout Advance....................................           7
Earnout Amortization Commencement Date.............           9
Earnout Request....................................           8
Entrance Fee Deposit...............................          24
Entrance Fee Refund................................          24
Entrance Fee Resident..............................          24
Environmental Indemnity - Sch. 2.1.................           1
Excess Release Proceeds............................          14
Executive Orders...................................          33
FIRREA - Sch. 2.1..................................           5
fiscal month.......................................          35
Formation Agreement................................          26
Fortress Fund......................................          39
Foxwood Release Conditions.........................          14
Foxwood Release Parcel.............................          14
Foxwood Release Proceeds...........................          14
Fraudulent Conveyance..............................          73
Funding Borrower...................................          30
GECC...............................................           1
Government Receivables Accounts....................          45
Government Receivables Control Agreement...........          46
Healthcare Laws....................................          53
HIPAA..............................................          53
HIPAA Compliance Date..............................          54
HIPAA Compliance Plan..............................          54
HIPAA Compliant....................................          54
Improvements.......................................           1
Incorporation Documents............................          26
Initial Funding Amount.............................           4
Institutional Lender...............................          50
Insurance Impound..................................          19
Interest Holder Agreement..........................          48
Interest Rate......................................           8
Interest Ratio.....................................          86
Interest Settlement Date...........................          86
Investor Anti-Terrorism Policies...................          48
IPO................................................          40
LC.................................................          51
Lease Subordination Agreements - Sch. 2.1..........           1
Leases - Sch. 2.1..................................           3
Lender.............................................           1
Lender Default Obligation..........................          88
Lender Index.......................................          12
Letter of Credit Conditions........................          52
Licenses...........................................          54
Lists..............................................          33
Loan Account.......................................          90
Loan Documents.....................................           2
Lockout Period.....................................          10

Management Subordination Agreements - Sch. 2.1.....           1
Management Termination Project.....................          61
Master Agreement...................................          10
May 6 Order........................................          24
Minimum Mergerco Net Worth.........................          41
MLC................................................           1
Money Market Rate..................................          19
Monthly Reports....................................          35
Net Proceeds.......................................          13
New Guarantees.....................................          40
New Pledge Agreement...............................          40
Ninety-Day Balance - Sch. 2.1......................           2
Note...............................................           3
notice of default..................................          82
Obligations........................................       73,79
Occupancy..........................................          51
OFAC...............................................          33
OFAC Laws and Regulations..........................          33
Other Lists........................................          33
Partial Lien Release...............................          14
Payroll Account....................................          45
Pool A Improvements................................           1
Pool A Project.....................................           1
Pool A Projects....................................           1
Pool A Properties..................................           1
Pool A Property....................................           1
Pool B Borrower....................................           4
Pool B Borrowers...................................           4
Pool B Funding Amount..............................           6
Pool B Improvements................................           1
Pool B Management Agreement........................           6
Pool B Operating Lease.............................           6
Pool B Operator....................................           4
Pool B Project.....................................           1
Pool B Projects....................................           1
Pool B Properties..................................           1
Pool B Property....................................           1
Post Closing Agreement - Sch. 2.1..................           2
Post-Default Plan..................................          81
Prepayment Premium.................................          10
Principal Agreements...............................          40
Principal Document.................................          26
Principal Release..................................          40
Pro Rata Share.....................................          75
Project............................................           1
Project Funds......................................          24
Projects...........................................           1
Properties.........................................           1
Property Worth.....................................          30
Proposed Release Date..............................          13
Provider Agreements................................          59
Provider Numbers...................................          59
Register...........................................          75
Release Documentation..............................          41
Release Parcel Sale................................          14
Release Price......................................          13
Release Project....................................          12
Release Projects...................................          12
Replacement Deposit................................          21
Replacement LC.....................................          53
Replacement Operating Agreement....................          61
Replacement Operator...............................          61
Replacement Period.................................          61
Replacement Reserve................................          21
Requisite Lenders..................................       78,88
Robin-Run Escrow...................................          24
SDN List...........................................          33
Secondary Market Transactions......................          50
Settlement Date....................................          86
State Regulator....................................          47
Subdivision........................................          15
Subordinate Shareholder Loan.......................          43
Subordinate Shareholder Loan Documents.............          44
Tax Impound........................................          20
Taxes..............................................          20
Term Loan..........................................           2
Term Loan Commitment...............................           3
Term Note..........................................           3
Term Notes.........................................           3
Terrorism..........................................          16
Third-Party Payor Programs.........................          56
Title Policies - Sch. 2.1..........................           2
U.S. Publicly-Traded Entity........................          33
Violation..........................................          32

                                 LOAN AGREEMENT

            This Loan Agreement is entered into as of April 6, 2005, among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity as a lender, "GECC" and in its capacity as agent for the Lenders, together with its successors, "AGENT"), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., a Delaware corporation ("MLC"), as a Lender and the financial institutions other than GECC who are or hereafter become parties to this Agreement (together with GECC collectively, or individually, as the context may require, "LENDER"), and FIT NBA CYPRESS VILLAGE LLC, FIT NBA FOXWOOD SPRINGS LLC, FIT NBA KANSAS CHRISTIAN LLC, FIT NBA PATRIOT HEIGHTS LP, FIT NBA RAMSEY LLC, FIT NBA ROBIN RUN LP, and FIT NBA SKYLINE LLC, each a Delaware entity (each a "BORROWER" and collectively, the "BORROWERS").

                                    RECITALS

            A. Lender and Agent have agreed to make the Loan to Borrowers subject to the terms and conditions contained herein. The Loan is evidenced by the Term Notes (as defined in Section 1.4 below). The terms and provisions of the Term Notes are hereby incorporated herein by reference.

            B. On the Closing Date, each Borrower will be the owner of its respective real property more particularly described on Exhibits A-1 through A-7 attached hereto (each, a "POOL A PROPERTY" and collectively, the "POOL A PROPERTIES") and the improvements located thereon (the "POOL A IMPROVEMENTS"). On the Pool B Funding Date, each Pool B Borrower (as hereinafter defined) will be the owner of its respective real property more particularly described on Exhibits A-8 through A-11 attached hereto (each, a "POOL B PROPERTY" and collectively, the "POOL B PROPERTIES"), and the improvements located thereon (the "POOL B IMPROVEMENTS"). Each Pool A Property and Pool B Property may be referred to herein as a "PROPERTY" and collectively as the "PROPERTIES." The Pool A Improvements and Pool B Improvements may individually and collectively be referred to herein as the "IMPROVEMENTS." Each Property, together with its respective Improvements, is referred to herein as a "PROJECT" and collectively as the "PROJECTS." Each Pool A Property, together with its respective Pool A Improvements, is referred to herein as a "POOL A PROJECT" and collectively as the "POOL A PROJECTS" and each Pool B Property, together with its respective Pool B Improvements is referred to herein as a "POOL B PROJECT" and collectively as the "POOL B PROJECTS."

            C. Each Project is subject to a Management Agreement.

            D. The Foxwood Project, the Cypress Village Project, the Patriot Heights Project and the Village at Skyline Project are subject to an Operating Lease.

            E. Borrowers will use the proceeds of the Loan for the purpose of acquiring the Projects and other purposes more particularly set forth herein.

            F. Borrowers' obligations under the Loan will be secured by, among other things, the Security Documents. This Agreement, the Notes, the Security Documents, the Environmental Indemnity, the Agreement of Principal, the Business Associate Agreement, the Limited Guaranty, the Assignment of Ownership Interest, the Management Subordination Agreements, the Lease Subordination Agreements, the Control Agreement, and any other documents evidencing or securing the Loan or executed by Borrowers, Loan Parties or Operators in connection therewith, and any modifications, renewals and extensions thereof, are referred to herein collectively as the "LOAN DOCUMENTS."

            NOW, THEREFORE, in consideration of the foregoing and the mutual conditions and agreements contained herein, the parties agree as follows:

                                    ARTICLE I
                INCORPORATION OF RECITALS, EXHIBITS AND SCHEDULES

            Section 1.1. Incorporation of Recitals.

            The foregoing preambles and all other recitals set forth herein are made a part hereof by this reference.

            Section 1.2. Reserved.

            Section 1.3. Definitions.

            All terms defined in Schedule I or otherwise in this Agreement shall, unless otherwise defined therein, have the same meanings when used in any other Loan Document, or any certificate or other document made or delivered pursuant hereto. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole. The words "include" and "include(s)" when used in this Agreement and the other Loan Documents means "include(s), without limitation," and the word "including" means "including, but not limited to."

            Section 1.4. The Loan.

            (a) Term Loan.

                  (i) Subject to the terms and conditions hereof, each Lender agrees to make a term loan (collectively, the "TERM LOAN") on the Closing Date (as defined below) to Borrowers in the amount of the applicable Lender's Term Loan Commitment (as defined below). Each such Term Loan shall be evidenced by a promissory note in the form of Schedule 1.4.(a)(i) hereto (each, a "TERM NOTE" and, collectively, the "TERM NOTES"), and all Borrowers shall jointly execute and deliver each Term Note to the applicable Lender. Each Term Note shall represent the obligation of Borrowers to pay each Lender's Term Loan Commitment, together with interest thereon. The aggregate principal amount of the Term Loan advanced to Borrowers shall be the primary obligation of Borrowers jointly and severally. "CLOSING DATE" means the date of disbursement of the Term Loan.

                  (ii) "TERM LOAN COMMITMENT" means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share (as defined in Section 12.1(a) below) of the Term Loan, as set forth on Schedule 1.4.(a)(ii) hereto, and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Term Loan, which aggregate commitment shall be One Hundred Forty-Three Million Dollars and No/100 Dollars ($143,000,000.00) on the Closing Date. After advancing the Term Loan, each reference to a Lender's Term Loan Commitment shall refer to that Lender's Pro Rata Share of the outstanding Term Loan.

                  (iii) Each payment of principal with respect to the Term Loan shall be paid to Agent for the benefit of each Lender, ratably in proportion to each Lender's respective Term Loan Commitment.

            (b) Receipt of Payments. Borrowers shall make each payment described in this Agreement not later than 2:00 p.m. (New York time) on the day when due in immediately available funds. All payments shall be deemed received on the Business Day on which immediately available funds therefor are received by Agent at or prior to 2:00 p.m. New York time, in the manner for payment set forth in the Notes. Payments received after 2:00 p.m. New York time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day.

            (c) Lenders' Obligations Are Several, Not Joint. Notwithstanding any other provision of this Article I to the contrary, each Lender's agreement to make disbursements of the Loan under this Agreement shall be several, and not joint, and in the amount of their respective Pro Rata Share of the amount of such disbursement.

            (d) Notes. The Term Notes, together with any and all amendments thereto and substitutions therefor are hereinafter collectively referred to as the "NOTES". In the event of an assignment under Article XII below, each Borrower shall, upon surrender of the assigning Lender's Notes, issue new Notes to reflect the interests of the assigning Lender and the Person to which interests are to be assigned.

                                   ARTICLE II
                                   LOAN TERMS

            Section 2.1 Disbursements.

            (a) Initial Funding. The Loan shall be funded in one or more advances and repaid in accordance with this Agreement and the other Loan Documents. On the Closing Date, and subject to the terms, provisions and conditions of this Agreement (including, without limitation Borrowers' satisfaction of the conditions to initial advance described in Schedule 2.1 attached hereto) and the other Loan Documents, Lender shall disburse to

Borrowers from the proceeds of the Loan the amount of One Hundred Seven Million Seven Hundred Fifty-Six Thousand and No/100 Dollars ($107,756,000.00) (the "INITIAL FUNDING AMOUNT"). The disbursement of the Initial Funding Amount by Lenders shall, to Agent's actual knowledge, absent fraud or misrepresentation by Borrowers or any of their Affiliates, evidence Borrowers' compliance with the conditions to initial advance (with respect to deliveries) set forth in numbers 1-14, 17, 19 and 22-25 of Part A of Schedule 2.1 attached hereto.

            (b) Pool B Funding. Absent a monetary default, material non-monetary default or Event of Default hereunder or under any of the other Loan Documents (or a default which would occur due to the funding of any Pool B Funding Amount (as defined below)), Lenders shall disburse in one combined or as many as four separate fundings to Borrowers from the proceeds of the Loan an aggregate amount up to Twenty-Five Million and No/100 Dollars ($25,000,000.00) in order to effectuate a closing with respect to one or more of the Pool B Projects, subject to the following conditions: (i) concurrently with the applicable Pool B Funding, a Single Purpose Entity acceptable to Agent (each, a "POOL B BORROWER" and collectively, the "POOL B BORROWERS") will be the fee simple owner of the respective Pool B Project to which such Pool B Funding relates (ii) such Pool B Project(s) are open for business, in compliance with all applicable laws, covenants, conditions and restrictions, subdivision requirements and environmental requirements, and the applicable Pool B Borrower has or has caused the applicable operator (each, a "POOL B OPERATOR") to have a certificate of occupancy (if required by law) and all applicable certificates of need and licenses (or approvals for licenses), including, as applicable, licenses (or approvals for licenses) necessary to operate a retirement community including assisted living, independent living and skilled nursing units and, where such services are to be provided, all applicable approvals and licenses (or approvals for licenses) to provide care for residents with Alzheimer's disease or other forms of dementia (copies of which certificates and licenses (or approvals for licenses) shall have been delivered to Agent, and Borrowers shall have delivered to Agent a legal opinion from Borrowers' local counsel in a form reasonably acceptable to Agent stating that the applicable Pool B Operator of each respective facility holds all certificates of need and healthcare licenses necessary for the operation of a retirement community including assisted living, independent living and skilled nursing units, including a facility providing Alzheimer's or dementia care where applicable, as well as addressing such other matters as Agent may reasonably request, (iii) the Pool B Operator shall be a Single Purpose Entity 100% owned and controlled by Brookdale Living Communities, Inc., and shall otherwise be acceptable to Agent in form and substance, (iv) Borrowers have delivered to Agent such organizational documents of Pool B Operator and Pool B Borrower as Agent shall require in its reasonable discretion, (v) Borrowers have delivered to Agent a Title Policy for each of the Pool B Projects in the form attached as Exhibit H-1, Exhibit H-2, Exhibit H-3 and Exhibit H-4, respectively, as well as a survey of each Pool B Project, substantially similar to the applicable survey for such Pool B Project delivered to Agent on or prior to the Closing and otherwise reasonably satisfactory to Agent in form and substance, and a date-down endorsement to the Title Policy for the Pool A Projects and any Pool B Project already acquired by Borrower and an increase in the amount of the tie-in endorsement and inclusion of the Title Polices for the Pool B Projects on the tie-in endorsement attached to each Pool A Project Title Policy and any Pool B Project Title Policy for a Pool B Project previously acquired by Borrower, to ensure that the total amount of title insurance covered by each of the Title Policies for all of the Projects equals the total amount of the outstanding principal balance of the Loan, (vi) Borrowers have delivered to Agent a closing statement for each applicable Pool B Funding evidencing to Agent's reasonable satisfaction Borrowers' cost of acquisition of each Pool B Project, (vii) Borrowers have delivered to Agent UCC, tax, judgment lien and bankruptcy searches as Agent may reasonably require, showing no unpermitted liens, (viii) Borrowers have delivered to Agent a current property condition report for each Pool B Project which is acceptable to Agent if not previously received by Agent,
(ix) Borrowers have delivered to Agent such other documents as Agent may reasonably require to evidence Borrowers' satisfaction of the foregoing and other reasonable requirements of Agent substantially similar to the underwriting and documentation requirements for the Pool A Projects, including certificates or policies of insurance with respect to the Pool B Projects which are reasonably acceptable to Agent and are consistent with the coverages, amounts and issuers of the insurance in place on the Closing Date, (x) Borrowers have delivered to Agent Good Standing Certificates for the applicable Pool B Borrower who owns a Pool B Project for the State of Delaware and Authorization to Transact Business Certificate for such Pool B Borrower for the State where such Pool B Project is located if either of the two aforementioned certificates previously delivered to Agent is more than thirty (30) days old, (xi) Borrowers have delivered to Agent current census data and current financial reports in form and substance sufficient to allow Agent to determine the Adjusted Net Operating Income for each or both of the Pool B Projects, as applicable, (xii) Borrowers have delivered to Agent a certificate of occupancy (if issued or required by law) for each or for both Pool B Projects, as applicable, (xiii) Borrowers have delivered or have caused the applicable Pool B Operator to deliver to Agent copies of all material licenses and permits or has delivered to Agent reasonably satisfactory evidence to Agent that all licenses and permits for each respective Pool B Project have been issued by the applicable Governmental Authority relating to the use and operation of the respective Pool B Improvements, (xiv) Borrowers have delivered to Agent Environmental Reports for the Pool B Projects, each in form and substance acceptable to Agent, if not previously delivered to Agent, (xv) Borrowers have delivered to Agent current tax bills (if any) for each Pool B Project, (xvi) Borrowers have delivered to Agent updated historical operating statements, GAAP operating statements and cash flow audits for each Pool B Project if not previously delivered to Agent,
(xvii) Borrowers, Agent and the Title Company have executed and delivered to Agent a Loan Disbursement Statement governing the disbursement and allocation of the Pool B Funding Amount, (xviii) Borrowers have delivered to Agent a fully executed management agreement (each, a "POOL B MANAGEMENT AGREEMENT") or lease (each, a "POOL B OPERATING LEASE") between applicable the Pool B Operator and the applicable Pool B Borrower for each Pool B Project, which management agreement or lease, as applicable, shall be in the form of the Management Agreements or Operating Leases, as applicable, delivered to Agent at the Closing and shall otherwise be acceptable to Agent in form and substance, (xix) the applicable Pool B Borrower and applicable Pool B Operator have executed and delivered to Agent any subordination agreements request by Agent in the form of the Management Subordination Agreements and/or Lease Subordination Agreements, as applicable, in the form of the Lease

Subordination Agreement and/or Management Subordination Agreements, as applicable, and otherwise reasonably satisfactory to Agent, in connection with the applicable Management Agreement or Operating Lease, (xx) Agent shall have received such opinions of counsel as Agent may reasonably require, (xxi) any lease or management agreement of the Project with an operator other than the applicable Pool B Operator shall have been terminated and all documents evidencing such termination delivered to Agent, (xxii) all required accounts under Section 7.15 herein have been established with respect to such Pool B Projects and such accounts are subject to the applicable bank control agreement with Agent, (xxiii) Borrowers have delivered to Agent written approval letters from the attorney general offices of the states in which the applicable Pool B Project is located in form and substance reasonable acceptable to Agent, (xxiv) Borrowers have caused the applicable Pool B Borrower to execute a joinder to the Loan Agreement (which joinder shall be acknowledged by Principal), which joinder shall be acceptable to Agent in form and substance, (xxv) Borrower shall have caused the applicable Pool B Operator and Pool B Borrower to execute a joinder to each Bank Agency Agreement, which joinder shall incorporate the accounts of the applicable Pool B Project and which joinder shall otherwise be acceptable to Agent in form and substance, (xxvi) any other requirements set forth in Schedule
2.1 (including Parts (A) and (B) thereof) which are applicable, in Agent's reasonable discretion, to an advance of the Loan with respect to a Pool B Project, including execution and delivery by the applicable parties of Security Documents in respect of the Loan and (xxvii) Borrowers and the applicable Pool B Borrower have taken such additional action and execute such additional documents (and/or caused the Pool B Operator to take such additional action and execute such additional documents) as Agent may reasonably request in connection with the matters set forth in this Section 2.1(b) (The aggregate amount to be funded for Pool B Projects shall not exceed Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the "POOL B FUNDING AMOUNT"). The Pool B Funding Amount with respect to each Pool B Project shall not exceed the following amounts: as to California Christian in Rosemead, California, $4,950,000; as to Oklahoma Christian in Edmond, Oklahoma, $4,600,000 as to Lenoir in Lenoir, Missouri, $10,150,000, and as to Barton Stone in Jackson, Illinois, $5,300,000. Lenders shall have no obligation to fund any of the Pool B Funding Amount after March 31, 2006. In the event Borrowers desires to have Agent and Lender fund the Pool B Funding Amount in two or more separate fundings, then Borrowers shall be required to satisfy all of the aforementioned conditions set forth above and as set forth in Parts A and B of Schedule 2.1 for each separate funding and Agent and Lender shall not be required to fund any amount from the Pool B Funding Amount until said conditions are satisfied with respect to each Pool B Project. Borrowers shall pay all of Agent's and Lender's reasonable costs and expenses (including, without limitation, any mortgage or intangible tax payable in connection therewith) incurred in connection with any requested advance of any Pool B Funding Amount.

Concurrently with any Pool B Funding, (i) the applicable Pool B Borrower shall be considered a "BORROWER" for all purposes under the Loan Documents, (ii) the applicable Pool B Operator shall be considered an "OPERATOR" for all purposes under the Loan Documents, (iii) the applicable Pool B Operating Lease shall be considered an "OPERATING LEASE" for all purposes under the Loan Documents, (iv) the applicable Pool B Management

Agreement shall be considered a "MANAGEMENT AGREEMENT" for all purposes under the Loan Documents, and (v) all documents executed by a Pool B Operator and/or a Pool B Borrower under this Section 2.1(b) shall thereafter be considered "LOAN DOCUMENTS" for all purposes hereunder and under the other Loan Documents.

All references to "PROJECT" or "PROJECTS" under this Agreement and the other Loan Documents shall not include any Pool B Project until such time as a Pool B Funding occurs with respect thereto; provided, however, nothing in this sentence shall in any way limit, abrogate or modify in any respect any provision in the Post Closing Agreement or this Section 2.

In the event that any Affiliate of any Borrower or Principal sells any Pool B Project or any direct or indirect beneficial ownership interest therein at any time prior to the disbursement of any Pool B Funding Amount under this Section 2.1(b) with respect thereto, the Release Price realized from the sale of such Pool B Project shall be promptly paid to Agent to reduce the outstanding principal Indebtedness evidenced by the Notes to $105,756,000 (after Agent has applied any such Release Price as provided in Section 2.6), and any excess release proceeds in connection with such sale may be used by such Affiliate for any purpose permitted by Law.

            (c) Earnout Advance. Subject to the conditions set forth in this
Section 2.1(c) and the other provisions of this Agreement, and upon Borrowers' satisfaction of the general conditions for advances described in Schedule 2.1, Lenders shall make one additional disbursement from the proceeds of the Loan to Borrowers (in an amount not to exceed each Lender's Pro Rata share) up to the amount of Thirty Million Dollars and No/100 Dollars ($30,000,000.00) (the "EARNOUT ADVANCE"), provided that there shall be only one Earnout Advance. The disbursement of the Earnout Advance by Lenders shall, to Agent's actual knowledge, absent fraud or misrepresentation by Borrowers or any of their Affiliates, evidence Borrowers' compliance with the general conditions for advances set forth in numbers 4 and 5 of Part B of Schedule 2.1. Absent a default hereunder (taking into account the proposed disbursement of the Earnout Advance for all purposes hereunder, including the effect of such advance in calculating Borrowers' financial covenants) or under any of the other Loan Documents, Lender shall make a one-time disbursement of the Earnout Advance to Borrowers subject to the following conditions:

                  (i) The Earnout Advance shall not be available for
            disbursement to Borrowers until April 1, 2006 and shall not be available at any time after March 31, 2007;

                  (ii) No default shall have occurred under any of the Loan
            Documents, which default was not cured within applicable cure periods;

                  (iii) Borrowers shall, at Borrowers' expense, deliver to Agent a date-down or such other endorsement to the Title Policies to ensure that such Title Policies shall provide Agent with title insurance for the Earnout Advance and which date down endorsements shall indicate that no intervening lien (not expressly permitted by this Agreement) exists against any Project;

                  (iv) No less than thirty (30) days prior to the date of the disbursement of the Earnout Advance, Borrowers shall submit a written request (the "EARNOUT REQUEST") to Agent for disbursement of the Earnout Advance along with operating statements for the Projects from which Adjusted Net Operating Income may be calculated for purposes of the Debt Service Coverage Ratio described below;

                  (v) The Projects shall have achieved a Debt Service Coverage
            Ratio of at least 1.4:1.00 for the trailing twelve (12) full calendar month period ending prior to the date of the proposed disbursement of the Earnout Advance;

                  (vi) No Material Adverse Change shall have occurred.

                  (vii) The Earnout Advance shall not exceed the least of (i)(A)
            the product of 7.14 multiplied by the Adjusted Net Operating Income for the twelve (12) month period ending on the last day of the calendar month immediately preceding the measurement date minus (B) the then outstanding principal balance of the Loan, or if less, (ii) $143,000,000 less the then outstanding principal balance of the Loan , or if less (iii) $30,000,000;

                  (viii) The outstanding principal balance of the Loan, taking into account the proposed disbursement of the Earnout Advance, is equal to or less than $143,000,000.

            Section 2.2 Interest Rate; Late Charge.

            The outstanding principal balance of the Loan (including any amounts added to principal under the Loan Documents) shall bear interest at a floating rate of interest equal to three percent (3.0%) per annum in excess of the Base Rate as defined in Schedule 2.2 (the "INTEREST RATE"). Interest shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) and the numerator of which is the actual number of days elapsed from the date of the initial advance or the date on which the immediately preceding payment was due. If, at any time during the term of the Loan, the Project Yield for any two (2) consecutive calendar quarters (commencing with the two consecutive calendar quarters ending on September 30, 2005 and December 31, 2005, respectively) is equal to or greater than thirteen and one-half percent (13.5%), then commencing with the first day of the immediately following calendar month, the outstanding principal balance of the Loan (including any amounts added to principal under the Loan Documents) shall bear interest at a floating rate per annum equal to two and three-fourths percent (2.75%) per annum in excess of the Base Rate. If Borrowers fail to pay any installment of interest or principal within five (5) days after the date on which the same is due, Borrowers shall pay to Agent a late charge on such past-due amount, as liquidated damages and not as a penalty, equal to the greater of (a) interest at the Default Rate on such amount from the date when due until paid, and

(b) three percent (3%) of such amount, but not in excess of the maximum amount of interest allowed by applicable law. While any Event of Default exists, the Loan shall bear interest at the Default Rate.

            Section 2.3 Payments.

            (a) Payments at Interest Rate. Commencing on May 1, 2005, Borrowers shall pay interest in arrears on the first day of each month, until all amounts due under the Loan Documents are paid in full. If the first day of a month is not a Business Day, then the applicable payment due hereunder shall be made on the first Business Day immediately following the first day of such month.

            (b) Principal Amortization Payments. Commencing on the first (1st) day of the first (1st) calendar month immediately following the Earnout Advance (if any) (the "EARNOUT AMORTIZATION COMMENCEMENT DATE"), and on the first (1st) day of each month thereafter through March, 2009, Borrowers shall (in addition to the interest payments required under Section 2.3(a)) make a monthly principal amortization payment to Agent based upon the principal amount of the Earnout Advance (if any), using a twenty-five (25) year period commencing on the Earnout Amortization Commencement Date and an annual interest rate equal to six percent (6.0%), as reasonably calculated by Agent. Commencing on April 1, 2009, and on the first (1st) day of each month thereafter until the Maturity Date, Borrower shall (in addition to the interest payments required under Section 2.3(a)) make a monthly principal amortization payment to Agent based upon the outstanding principal balance of the Loan as of March 31, 2009, using a twenty-five (25) year period commencing on April 1, 2009, and an annual interest rate equal to six percent (6.0%) as reasonably calculated by Agent.

            If the first (1st) day of a month is not a Business Day, then the applicable payment due under this Section 2.3(b) shall be made on the first
(1st) Business Day immediately following the first (1st) day of such month.

            Section 2.4 Maturity.

            The Loan shall mature and Borrowers shall pay to Agent all outstanding principal, accrued and unpaid interest, and any other amounts due under the Loan Documents on April 5, 2010.

            Section 2.5 Prepayment.

            Borrowers may not prepay any of the outstanding principal balance of the Loan prior to April 1, 2007 (the "LOCKOUT PERIOD"), except as provided in
Section 2.10(b) with respect to release of collateral. From and after April 1, 2007, Borrowers may prepay the outstanding principal balance of the Loan in full or in part, at any time; provided, Borrowers give Agent at least fifteen (15) days' prior written notice. Such prepayment notice shall be revocable by Borrowers at any time prior to the Business Day immediately preceding the prepayment date set forth therein.

            If the Loan is accelerated for any reason at any time on or before the expiration of the Lockout Period, Borrowers shall pay, in addition to all other amounts outstanding under the Loan Documents, a prepayment premium ("PREPAYMENT PREMIUM") equal to the greater of (i) one percent (1%) of the outstanding balance of the Loan, or (ii) the then present value of the interest that would have accrued on the Loan from and after the date the Loan is repaid in full through the end of the Lockout Period (computed for this purpose at an interest rate equal to three percent (3%) per annum (or two and three-fourths percent (2.75%) per annum if Borrowers have satisfied the Project Yield test set forth in Section 2.2), representing the applicable spread over LIBOR in calculating the Interest Rate); said present value to be calculated by Agent using the then market interest rate (as reasonably determined by Agent) for a United States Treasury obligation of reasonably comparable duration to the period from the date the Loan is repaid in full through the last day of the Lockout Period.

            Casualty and/or condemnation proceeds applied by Agent to the principal balance of the Loan pursuant to the terms of this Agreement shall not be subject to the Prepayment Premium.

            Section 2.6 Application of Payments.

            All payments received by Agent or Lender under the Loan Documents shall be applied: first, to any fees, expenses and indemnification payments due to Agent or Lender under the Loan Documents; second, to any Default Rate interest or late charges; third, to other accrued and unpaid interest; fourth, to the principal sum and other amounts due under the Loan Documents, and fifth, to the Prepayment Premium.

            Section 2.7 Reserved.

            Section 2.8 Capital Adequacy; Increased Costs; Illegality.

            (a) If any Lender determines that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other governmental authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Lender and thereby reducing the rate of return on Lender's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time upon ten (10) days prior written notice by such Lender (which notice shall only be sent by such Lender if Lender is requiring similar payments from other borrowers), pay to such Lender, additional amounts sufficient to compensate Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by Agent to Borrowers shall, absent manifest error, be final, conclusive and binding for all purposes. Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 2.8(a). If, under this Section 2.8(a), Borrowers are required by any Lender or Lenders to make an aggregate payment to such Lender or Lender(s) of $1,000,000 or more, Borrowers may, within thirty (30) days after receipt of Lender's notice of such required payment(s) hereunder, prepay the Loan in full without payment of the Prepayment Premium.

            (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each case adopted after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining the Loan, then Borrowers shall from time to time, upon ten (10) days prior written notice by such Lender (which notice shall only be sent by such Lender if Lender is requiring similar payments from other borrowers), pay to Lender, additional amounts sufficient to compensate Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to Borrowers by such Lender, shall be conclusive and binding on Borrowers for all purposes, absent manifest error. Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 2.8(b). If, under this Section 2.8(b), Borrowers are required by any Lender or Lenders to make an aggregate payment to such Lender or Lender(s) of $1,000,000 or more, Borrowers may, within thirty (30) days after receipt of Lender's notice of such required payment(s) hereunder, prepay the Loan in full without payment of the Prepayment Premium.

            (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any Loan bearing interest computed by reference to LIBOR, then, unless Lender is able to make or to continue to fund or to maintain the Loan at another branch or office of Lender without, in Lender's opinion, materially adversely affecting it or its Loan or the income obtained therefrom, on written notice thereof and demand therefor by such Lender to Borrowers, Lender then shall maintain the Loan, and Borrowers and Lender shall promptly agree upon an acceptable replacement index and spread to approximate the conditions relating to the Interest Rate before such change in law or regulation. If Borrowers and Lender cannot agree (after making reasonable efforts to do so) on such replacement index but the Lender's proposed replacement index (the "LENDER INDEX") is less than 100 basis points higher than Borrowers' proposed replacement index, then Lender shall maintain the Loan at the Lender Index, or Borrower may, within thirty (30) days after receipt of notice of the Lender Index, prepay the Loan in full subject to the Prepayment Premium. If the Lender Index is 100 basis points or more higher than Borrower's proposed replacement index, then Lender shall maintain the Loan at the Lender Index or, Borrowers may, within thirty (30) days after receipt of notice of Lender's proposed replacement index, prepay the Loan in full without payment of the Prepayment Premium.

            (d) With respect to any prepayment of the Loan permitted under this
Section 2.8, Borrowers shall give written notice of its intent to prepay the Loan within ten (10) days of Lender's notice of required payment hereunder or within ten (10) days of notice of Lender's Index, as applicable.

            Section 2.9 Sources and Uses.

            The sources and uses of funds for the contemplated transaction are as described on Schedule 2.9 attached hereto. Borrowers shall deliver such information and documentation as Agent shall request to verify that the sources and uses are as indicated on Schedule 2.9. A reduction in the amounts necessary for any of the uses may, at Agent's or MLC's election, result in an equal reduction in the amount of the Loan.

            Section 2.10 Security.

            (a) Collateral. The Loan and all other indebtedness and obligations under the Loan Documents shall be secured by the following (collectively, the "COLLATERAL"): (a) the mortgaged property and other collateral as set forth in the Security Document (provided that the Environmental Indemnity shall not be secured by the Security Instrument encumbering the Rosemead, California Project), (b) a first priority security interest in all of the deposit accounts for the Projects, (c) a first priority security interest in all of the Security Deposits for the Projects, (d) a first priority security interest in, or of any membership interest or partnership interests, as applicable in each Borrower, and (e) any other collateral or security described in this Agreement, the other Loan Documents or required by Agent or Lender in connection with the Loan.

            (b) Release of Collateral. Agent shall release the lien of the applicable Security Document with respect to the Projects located in Jacksonville, Illinois, Rosemead, California, Newton, Kansas, Lenoir, Missouri and Edmund, Oklahoma (each a "RELEASE PROJECT" and collectively the "RELEASE PROJECTS") and such Release Projects shall not be included in the Collateral for any period thereafter for purposes of the Loan Documents, and the Borrower that owns such Release Project shall be released from all liability arising under the Notes and such Borrower shall not be included as a "Borrower" for any Project thereafter for purposes of the Loan Documents (provided, however, notwithstanding the foregoing, such Borrower shall remain liable to Agent and Lender for all indemnifications and liabilities under the Loan Documents which first arose prior to the date of such release and which survive the repayment of the Loan), provided that (1) Borrowers pay to Agent an amount equal to the greater of (A) the applicable minimum Release Price for each Release Project as shown on Schedule 2.10 attached hereto and (B) the Net Proceeds realized from the sale of the Release Project (the greater of (A) and (B) is hereafter referred to as the "RELEASE PRICE"), together with all reasonable costs incurred by Agent in connection with the release of said Release Project(s), including without limitation, reasonable legal fees for in-house and/or outside counsel,
(2) no Event of Default has occurred and is continuing hereunder or under any of the other Loan Documents as of the proposed release (the "PROPOSED RELEASE DATE"); (3) the Debt Service Coverage Ratio for the period immediately preceding the Proposed Release Date (or if the Proposed Release Date is on or before June 30, 2005, the annualized three (3) full calendar month period ending on June 30, 2005) measured solely with respect to the remaining Projects and not taking into account the Adjusted Net Operating Income from any Release Project or any payments of principal and interest allocated to any Release Project), is not less than 1.15:1.0; (4) other than with respect to the California Christian Project, which may be sold to an entity Affiliated with Daniel Baty, the applicable Release Project is sold to a third party who or which is not an Affiliate of Borrower, or any Loan Party in an arms-length transaction; (5) the annualized Adjusted Net Operating Income for the Remaining Projects for the period immediately preceding the Proposed Release Date (or if the Proposed Release Date is on or before June 30, 2005, the annualized three (3) full calendar month period ending on June 30, 2005) is equal to or greater than ninety percent (90%) of the budgeted Adjusted Net Operating Income for the remaining Projects as set forth in the operating budget (the "CLOSING OPERATING BUDGET") provided to and approved by Agent prior to the Closing and (6) the foregoing conditions contained in (1) - (6) above are satisfied on or before September 30, 2005 (or later, subject to Agent's reasonable discretion). Any Adjusted Net Operating Income calculation required by this Section 2.10(b) for any period of time commencing on the Proposed Release Date and ending on June 30, 2005, shall be determined based upon the Adjusted Net Operating Income for such month contained in the Closing Operating Budget.

            "NET PROCEEDS" shall mean the value of all consideration received in connection with the sale of a Release Project (or the Foxwood Project, as applicable) (including cash, notes, assumed indebtedness, deferred payments (contingent or otherwise), prepaid expenses, non-customary prorations in favor of the Seller, and equity interests) less (A) customary transfer taxes and other customary closing costs paid by Borrowers in connection with such sale and (B) broker's commissions at market rates paid by Borrowers to a third party broker, which broker's commissions shall in all cases not exceed five percent (5%) of the aggregate consideration).

            Notwithstanding anything contained in this Section 2.10(b) to the contrary, Borrowers shall not be obligated to pay to Agent (nor are Agent or Lenders obligated to accept as a repayment of the Loan) any portion of a Release Price for a Release Project, in each case, that would cause the outstanding principal Indebtedness evidenced by the Notes to decrease to an amount less than $105,756,000 (after Agent has applied any such Release Price as provided in Section 2.6) (such portion of the Release Price that would cause the outstanding principal indebtedness evidenced by the Notes to decrease to an amount less than $105,756,000 is hereinafter referred to as the "EXCESS RELEASE PROCEEDS"). Borrower shall cause the Excess Release Proceeds to be deposited directly into an Approved Bank Account and such funds may be used by Borrowers in accordance with the Loan Agreement and applicable Law (including, if permitted by the Loan Agreement, used by Borrowers to distribute to Affiliates of Borrowers); provided, however, if as of the Proposed Release Date (or the actual release date for a Release Project, if different from the Proposed Release Date) (a) a condemnation proceeding for a material portion of any Project (as determined in

Agent's reasonable discretion) is threatened or has occurred with respect to any of the Remaining Projects, or (b) a Casualty relating to a material portion of any Project (as determined in Agent's reasonable discretion) has occurred with respect to any of the Remaining Projects, or (c) a Material Adverse Change has occurred, then the Excess Release Proceeds for the applicable Release Project(s) shall be deposited directly into an Approved Bank Account and shall be used by Borrowers solely to pay costs and expenses in connection with the Remaining Projects (and Borrowers shall not, subject to the immediately following sentence, distribute any portion of such Excess Release Proceeds to any partner or member in any Borrower or any Affiliate thereof). At such time as the applicable remaining Project(s) subject to a condemnation proceeding or a Casualty has been restored in accordance with the Loan Agreement or, in the case of a Material Adverse Change, at such times as the business prospects, operations or financial conditions of the applicable Person or property have returned to the same or better position as they were in prior to the occurrence of such Material Adverse Change and in all cases, absent a monetary default, material non-monetary default or Event of Default hereunder or under any of the other Loan Documents, Borrowers may, in accordance with the Loan Agreement and applicable Law, distribute to Affiliates the Excess Release Proceeds deposited by Borrowers in connection with the applicable Release Project(s).

            (c) Partial Release/Foxwood, Missouri. Borrower intends to sell (the "RELEASE PARCEL SALE") to a third party, in an arms-length transaction, that certain vacant parcel of land (the "FOXWOOD RELEASE PARCEL") located at the Foxwood Springs Project, which Foxwood Release Parcel is more particularly described on Exhibit I attached hereto. Agent shall consent to such Release Parcel Sale and shall release (the "PARTIAL LIEN RELEASE") the lien of the applicable Security Instrument from the Foxwood Release Parcel, provided that no monetary default, non-monetary default or Event of Default has occurred and is continuing hereunder or under any of the other Loan Documents and provided further that each of the Foxwood Release Conditions shall have been satisfied in full in Agent's sole discretion.

            "FOXWOOD RELEASE CONDITIONS" shall mean: (i) Borrowers shall have paid to Agent fifty percent (50%) of the Net Proceeds (such amount is referred to herein as the "FOXWOOD RELEASE PROCEEDS") realized from the sale of such Foxwood Release Parcel; provided, that any portion of the Foxwood Release Proceeds that would cause the outstanding principal Indebtedness evidenced by the Notes to decrease to an amount that would cause the outstanding principal Indebtedness evidenced by the Notes to decrease to an amount less than $105,756,000 (after Agent has applied the Foxwood Release Proceeds as provided in Section 2.6) shall be deposited by Borrowers in an Approved Bank Account and such funds may be used in accordance with the Loan Agreement and applicable Law (including, if permitted by the Loan Agreement, used by Borrowers to distribute to Affiliates of Borrowers); (ii) Borrowers shall have given Agent written notice of the Release Parcel Sale not less than thirty (30) days prior to the consummation thereof; (iii) Borrowers shall have provided Agent with a fully executed copy of the purchase agreement for the Release Parcel Sale not more than five (5) days after receipt by Borrowers; (iv) not later than thirty (30) days prior to the Release Parcel Sale, Borrowers shall cause the Foxwood Springs

Project to be legally subdivided (the "SUBDIVISION") into two separate lots (the Foxwood Release Parcel and the remainder of the Foxwood Project), each lot constituting a separate tax parcel and a legally distinct parcel of land having independent access to all utilities and public roads; (v) Borrowers shall have caused the title company to deliver to Agent a date down endorsement to the applicable Title Policy showing no intervening liens on Schedule B and insuring the applicable Security Instrument, as amended by the Partial Lien Release, as a valid first lien; (vi) Borrowers shall have delivered to Agent a revised survey for the remaining portion of the Foxwood Springs Project, reasonably acceptable to Lender in form and substance; (vii) Borrower shall have provided Agent with fully executed copies of the conveyance documents at or prior to the Release Parcel Sale; (viii) Borrowers shall have sold the Foxwood Release Parcel in an arms' length transaction; and (ix) Borrowers shall have paid all costs and expenses in connection with the matters set forth in this Section 2.10(c), including, without limitation, recording fees, reasonable attorney's fees and expenses of Agent and Lenders, and title company fees and expenses.

                                  ARTICLE III
                      INSURANCE, CONDEMNATION, AND IMPOUNDS

            Section 3.1 Insurance.

            Borrowers shall maintain insurance as follows:

            (a) Property. Borrowers shall keep the Projects insured against damage by fire and the other hazards covered by a "special form" insurance policy (including coverage for broad form boiler and machinery coverage (without exclusion for explosion)) for the full insurable value thereof the term "full insurable value" to mean the actual replacement cost of the improvements and the personal property (without taking into account depreciation or co-insurance), and shall maintain such other casualty insurance as reasonably required by Agent, including, without limitation, twelve (12) months business interruption insurance, including use and occupancy, rental income and extra expense, against all periods covered by Borrowers' property insurance, ordinance or law coverage, builder's risk insurance and Terrorism, as applicable, in amounts and in form and with carrier(s) reasonably approved by Agent as of the Closing Date which carrier(s), amounts and form shall not be changed without the prior written consent of Agent. Borrowers shall keep the Projects insured against loss by flood if any Project is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 and the National Flood Insurance Reform Act of 1994 (and any successor acts thereto) in an amount at least equal to the amount reasonably approved by Agent as of the Closing Date. The proceeds of insurance paid on account of any damage or destruction to any Project shall be paid to Agent to be applied as provided in Section 3.2.

            (b) Liability. Borrowers shall maintain (a) commercial general liability insurance with respect to the Projects; (b) worker's compensation insurance and employer's liability insurance covering employees at the Projects employed by Operators (to the extent required, and in the amounts required by applicable laws); (c) Umbrella or Excess liability,

(d) Terrorism insurance (subject to the requirements of this Section 3.1(a)), and (e) professional liability insurance. All of the above shall be maintained at all times during the term of the Loan with coverages, in the amounts and forms and with limits and carrier(s) approved by Agent as of the Closing Date which carrier(s), amounts, limits and form shall not be changed or reduced without the prior written consent of Agent, which consent shall not be unreasonably withheld, delayed or denied. Without limiting the foregoing and notwithstanding anything to the contrary contained in this Agreement, if on the Closing Date, terrorism, terrorist acts or similar perils (collectively, "TERRORISM") is an exclusion from coverage in any such insurance policy, or, if Terrorism is an exclusion from coverage in any such insurance policy, then Borrowers shall, upon Agent's request, obtain a separate policy insuring specifically against Terrorism. Notwithstanding the foregoing provisions of this
Section 3.1(b) to the contrary, Terrorism coverage shall not be required hereunder unless such coverage is, in Agent's or any Lender's reasonable discretion, customarily obtained by (or required to be obtained of) owners of property similar to any of the Projects in use, character and geographic location.

            (c) Other Insurance. Borrowers shall maintain such other insurance with respect to the Projects as reasonably required by Agent.

            (d) Form and Quality. All insurance policies shall be endorsed in form and substance reasonably acceptable to Agent to name Agent as an additional insured, loss payee or mortgagee thereunder, as its interest may appear, with loss payable to Agent, without contribution, under a standard New York (or local equivalent) mortgagee clause. All such insurance policies and endorsements shall be fully paid or paid to date for installment plans offered by insurers or premium finance companies and contain such provisions and expiration dates and be in such form and issued by such insurance companies authorized to do business in the State where each Project is located, with a rating of "A-IX" or better as established by Best's Rating Guide (or an equivalent rating approved in writing by Agent). Each policy shall provide that such policy may not be cancelled or materially changed except upon thirty (30) days' prior written notice of intention of non-renewal, cancellation or material change to Agent and that no act or thing done by Borrowers shall invalidate any policy as against Agent. Borrowers shall assign the policies or proofs of insurance to Agent, in such manner and form that Agent and its successors and assigns shall at all times have and hold the same as security for the payment of the Loan. Borrowers shall deliver (i) accord certificates of insurance in a form and substance acceptable to Agent or, upon Agent's written request, (ii) copies of all original policies certified to Agent by the insurance company or authorized agent as being true copies, together with the endorsements required hereunder. The proceeds of insurance policies coming into the possession of Agent shall not be deemed trust funds, and Agent shall be entitled to apply such proceeds as herein provided. Borrowers shall not maintain any separate or additional property insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to Agent in all respects.

            (e) Adjustments. Borrowers shall give prompt written notice of any loss to the insurance carrier. Borrower shall give prompt written notice to Agent of any claim for loss in excess of $50,000. Borrowers hereby irrevocably authorize and empower Agent, as attorney-in-fact for Borrowers coupled with an interest, to make proof of loss, to deal directly with any adjusters, and to compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Agent's reasonable out-of-pocket expenses incurred in the collection of such proceeds. Nothing contained in this Section 3.1, however, shall require Agent to incur any expense or take any action hereunder.

            (f) Agent's Right to Purchase Insurance. In the event Borrowers fail to provide Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at Borrowers' expense to protect Agent's and Lenders' interests in the Projects. This insurance may, but need not, protect Borrowers' interests. The coverage purchased by Agent may not pay any claim made by any Borrower or any claim that is made against any Borrower in connection with the Projects. Borrowers may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrowers have obtained insurance as required by this Agreement. If Agent purchases insurance for the Projects, Borrowers will be responsible for the costs of that insurance, including interest and other charges imposed by Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Loan. The costs of the insurance may be more than the cost of insurance Borrowers are able to obtain on their own.

            Section 3.2 Use and Application of Insurance Proceeds.

            Agent shall apply insurance proceeds to costs of restoring a Project or Projects or the Loan as follows:

            (a) if a loss is less than or equal to thirty-five percent (35%) of the Allocated Loan Amount shown on Schedule 3.2(a) with respect to the Project or Projects affected by such loss, Agent shall apply the insurance proceeds to restoration provided that: (a) no monetary default or material non-monetary default exists and no Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents, and (b) Borrowers promptly commence and diligently pursues restoration of the Projects;

            (b) if the loss exceeds thirty-five percent (35%) of the Allocated Loan Amount with respect to the Project or Projects affected by the loss, but is not more than twenty-five percent (25%) of the replacement value of the affected improvements (for projects containing multiple phases or stand alone structures, such calculation to be based on the damaged phase or structure, not the Project or Projects as a whole), Agent shall apply the insurance proceeds to restoration provided that at all times during such restoration: (1) no monetary default, material non-monetary default or Event of Default exists hereunder or under any of the other Loan Documents; (2) Agent reasonably determines that there are sufficient funds available to restore and repair the Projects to a condition approved by Agent; (3) Agent determines that the Adjusted Net Operating Income of the Projects during restoration plus the collectible proceeds of business interruption insurance will be sufficient to pay Debt Service; (4) Agent determines that after restoration the Debt Service Coverage Ratio will be at least 1.15:1.0 during the first Loan Year and 1.30:1.0 thereafter and the

Project Yield will be at least eight and one-half percent (8.5%) for the first Loan Year, eleven percent (11%) for the second Loan Year, and thirteen percent (13%) thereafter; (5) Agent reasonably determines that restoration and repair of the affected Project or Projects to a condition approved by Agent will be completed within nine (9) months after the date of loss or casualty and in any event ninety (90) days prior to the Maturity Date; and (6) Borrowers promptly commence and are diligently pursuing restoration of the affected Project or Projects; or

            (c) if the conditions set forth above are not satisfied or the loss exceeds the maximum amount specified in Subsection (b) above, in the sole discretion of Agent, Agent may apply any insurance proceeds it may receive to the payment of the Loan or allow all or a portion of such proceeds to be used for the restoration of the affected Project or Projects.

Insurance proceeds applied to restoration will be disbursed on receipt of satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, lien waivers and architects' certificates, and otherwise in accordance with prudent commercial construction lending practices for construction loan advances, including, as applicable, the advance conditions under Part C of
Schedule 2.1 with respect to disbursement of insurance proceeds.

            Section 3.3 Condemnation Awards.

            Borrowers shall immediately notify Agent of the institution of any proceeding for the condemnation or other taking of any Project or any portion thereof. Agent may participate in any such proceeding and Borrowers will deliver to Agent all instruments necessary or required by Agent to permit such participation. Without Agent's prior consent, Borrowers (a) shall not agree to any compensation or award, and (b) shall not take any action or fail to take any action which would cause the compensation to be determined. All awards and compensation for the taking or purchase in lieu of condemnation of the Projects or any part thereof are hereby assigned to and shall be paid to Agent. Borrowers authorize Agent to collect and receive such awards and compensation and to give proper receipts and acquittances therefore. Provided that (i) no monetary default, material non-monetary default or Event of Default has occurred and is continuing hereunder or under any of the other Loan Documents, (ii) the restoration and repair and the continued operation of the applicable Project is economically feasible and (iii) the condemnation or other taking did not affect in any way the applicable Improvements (other than the sidewalks and landscaping), the net proceeds of any condemnation award of not more than the greater of (a) $50,000 and (b) one-half percent (.5%) of the Allocated Loan Amount set forth on Schedule 3.2(a) attached hereto for the Project subject to such condemnation shall be made available to Borrowers for restoration or repair of the applicable Project. With respect to the net proceeds of any condemnation award of more than the greater of (i) $50,000 and (ii) one-half percent (.5%) of the Allocated Loan Amount set forth on Schedule 3.2(a) attached hereto for the Project subject to such condemnation, Agent shall, in its sole discretion, (a) apply the same (after deduction of Lender's reasonable out-of-pocket costs and expenses, if any, in collecting the same) toward the payment of the Loan in such order and manner as Agent may elect, notwithstanding that the Loan may not then be due and payable, or (b) make the same available to Borrowers for the restoration or repair of the Projects. If the net proceeds of the condemnation award are made available to Borrower for restoration or repair, such proceeds shall be disbursed upon satisfaction of and in accordance with the terms and conditions set forth in Section 3.2. Borrowers, upon request by Agent, shall execute all instruments requested to confirm the assignment of the awards and compensation to Agent, free and clear of all liens, charges or encumbrances.

            Section 3.4 Insurance Impounds.

            Borrowers shall deposit with Agent, monthly, a sum of money (the "INSURANCE IMPOUND") equal to one-twelfth (1/12th) of the annual charges for insurance premiums relating to the insurance coverages required by this Agreement. At or before the initial advance of the Loan, Borrowers shall deposit with Agent a sum of money which together with the monthly installments will be sufficient to make each of such payments thirty (30) days prior to the date any delinquency or penalty becomes due with respect to such payments and maintain a reserve equal to approximately one-twelfth (1/12th) of the annual charges in Agent's sole but reasonable estimation. Deposits shall be made on the basis of Agent's estimate from time to time of the charges for the current year. All funds so deposited shall be held by Agent. These sums may be commingled with the general funds of Agent, and shall not be deemed to be held in trust for the benefit of Borrowers. So long as no Event of Default exists hereunder, Agent shall credit for Borrowers' account interest on such funds held by Agent from time to time at the money market account rate announced from time to time by the Northern Trust Company or any other national banking association selected by Agent in its sole discretion (the "MONEY MARKET RATE"). All interest paid on such funds shall be deemed to be a part of the Insurance Impound and shall be applied in accordance with this Section 3.4. Borrowers hereby grant to Agent for the benefit of Lender and Agent a security interest in all funds so deposited with Agent for the purpose of securing the Loan. While an Event of Default exists, the funds deposited may be applied in payment of the charges for which such funds have been deposited, or to the payment of the Loan or any other charges affecting the security of Agent, as Agent may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Agent. Borrowers shall furnish Agent with bills for the charges for which such deposits are required at least thirty (30) days prior to the date on which the charges first become payable. If at any time the amount on deposit with Agent, together with amounts to be deposited by Borrowers before such charges are payable, is insufficient to pay such charges and maintain a reserve equal to approximately one-twelfth (1/12th) of the annual charges in Agent's sole but reasonable estimation, Borrowers shall deposit any deficiency with Agent immediately upon demand. Agent shall pay such charges when the amount on deposit with Agent is sufficient to pay such charges and maintain such reserve and Agent has received a bill for such charges. Notwithstanding anything contained in Section 3.1 to the contrary, so long as the Insurance Impound contains sufficient funds to pay the insurance premiums as they become due and payable and absent a default hereunder or under any of the other Loan Documents, Agent's failure to pay such insurance premiums from the Insurance Impound (or to disburse such funds to Borrowers to pay insurance premiums) shall not by itself constitute a default under this Agreement.

            Section 3.5 Real Estate Tax Impounds.

            Borrowers shall deposit with Agent, monthly, a sum of money (the "TAX IMPOUND") equal to one-twelfth (1/12th) of the annual charges for real estate taxes, assessments, franchise taxes and changes, impositions and other charges and obligations relating to the Projects (collectively, the "TAXES"). At or before the initial advance of the Loan, Borrowers shall deposit with Agent a sum of money which together with the monthly installments will be sufficient to make each of such payments thirty (30) days prior to the date any delinquency or penalty becomes due with respect to such payments and maintain a reserve equal to approximately one-twelfth (1/12th) of the annual taxes, assessments and charges in Agent's sole but reasonable estimation. Deposits shall be made on the basis of Agent's estimate from time to time of the charges for the current year (after giving effect to any reassessment or, at Agent's election, on the basis of the charges for the prior year, with adjustments when the charges are fixed for the then current year). All funds so deposited shall be held by Agent. These sums may be commingled with Agent's general funds and shall not be deemed to be held in trust for the benefit of Borrowers. So long as no Event of Default exists hereunder, Agent shall credit for Borrowers' account interest on such funds held by Agent from time to time at the Money Market Rate. All interest paid on such funds shall be deemed to be a part of the Tax Impound and shall be applied in accordance with this Section 3.5. Borrowers hereby grant to Agent for the benefit of Lender and Agent a security interest in all funds so deposited with Agent for the purpose of securing the Loan. While an Event of Default exists, the funds deposited may be applied in payment of the charges for which such funds have been deposited, or to the payment of the Loan or any other charges affecting the security of Agent, as Agent may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Agent. Borrowers shall furnish Agent with bills for the charges for which such deposits are required at least thirty (30) days prior to the date on which the charges first become payable. If at any time the amount on deposit with Agent, together with amounts to be deposited by Borrowers before such charges are payable, is insufficient to pay such charges and maintain a reserve equal to approximately one-twelfth (1/12th) of the annual taxes, assessments and charges in Agent's sole but reasonable estimation, Borrowers shall deposit any deficiency with Agent immediately upon demand. Agent shall pay such charges when the amount on deposit with Agent is sufficient to pay such charges and maintain such reserve and Agent has received a bill for such charges. The obligation of Borrowers to pay the Taxes, as set forth in the Security Documents, is not affected or modified by the provision of this paragraph. Notwithstanding anything contained in Section 7.3 to the contrary, so long as the Tax Impound contains sufficient funds to pay Taxes as they become due and payable and absent a default hereunder or under any of the other Loan Documents, Agent's failure to pay such Taxes from the Tax Impound (or to disburse such funds to Borrowers to pay such Taxes) shall not by itself constitute a default by Borrowers under this Agreement.

            Section 3.6 Replacement Reserves.

            (a) Deposits. At the time of and in addition to the monthly installment of interest and principal due under the Notes and this Loan Agreement, Borrowers shall pay to Agent an amount equal to the product of Thirty Dollars ($30) multiplied by the number of units at the Projects (including Equity Homes at the Projects owned by a Borrower or any Affiliate thereof) as more particularly set forth in Exhibits A-1 through A-11 attached hereto (the "REPLACEMENT DEPOSIT"). Provided no Event of Default hereunder or under any of the other Loan Documents has occurred and is continuing, Agent shall credit for Borrowers' account interest on the sum of the Replacement Deposit held by Agent from time to time, which interest shall accrue monthly at the Money Market Rate. The undisbursed amount of the Replacement Deposit and any interest earned thereon is hereinafter referred to as the "REPLACEMENT RESERVE". Borrowers hereby grant to Agent for the benefit of Lender and Agent a security interest in the Replacement Reserve for the purpose of securing the Loan. On the Maturity Date, the monies then remaining on deposit with Agent shall, at Agent's option, be applied against the Indebtedness or if no Event of Default is continuing, returned to Borrowers. The Replacement Reserve may be commingled with the general funds of the Agent, and these sums shall not be deemed to be held in trust for the benefit of Borrowers. No funds at any time contained in the Replacement Deposit may be used by Borrowers to fund the Capital Improvements or any fees or costs in connection therewith.

            (b) Disbursements. So long as no monetary default, material non-monetary default or Event of Default hereunder or under any of the other Loan Documents has occurred and is continuing, Borrowers may request, from time to time, Agent to disburse funds from the Replacement Reserve (which request will include a reasonably detailed description of the capital expenditures at the Projects which Borrowers intend to pay for with such funds), which request shall not be unreasonably denied by Agent. Funds from the Replacement Reserve shall not be used to pay for the Capital Improvements or any costs associated therewith. If requested by Agent, each disbursement request will be accompanied by copies of invoices, lien waivers and other evidence reasonably required by Agent.

            If an Event of Default occurs, Agent shall have the right to apply all or any portion of the Replacement Reserve to the obligations evidenced by the Loan Documents in such order as Agent in its sole discretion determines.

                                   ARTICLE IV
                                 LEASING MATTERS

            Section 4.1 Representations and Warranties on Leases.

            Borrowers represent and warrant to Agent and Lenders with respect to Leases of the Projects that: (a) to Borrowers' knowledge, the rent roll separately delivered to Agent at or prior to Closing is true and correct as of the date hereof, and the Leases are valid and in and full force and effect; (b) the Leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (c) the copies of the Leases delivered to Agent are true and complete; (d) neither the landlord nor, to Borrowers' knowledge, any tenant is in default under any of the Leases; (e) no Borrowers have any knowledge of any notice of termination or default with respect to any Lease; (f) no Borrowers have assigned or pledged any of the Leases, the rents or any interests therein, except to Agent; (g) no tenant or other party has an option to purchase all or any portion of the Projects; (h) no tenant has the right to terminate its Lease prior to expiration of the stated term of such Lease (unless due to casualty or condemnation of the Project); and (i) no tenant has prepaid more than one month's rent in advance (except for bona fide security deposits not in excess of an amount equal to two month's rent).

            Section 4.2 Approval Rights.

            (a) Borrowers shall not, and shall not permit any Operator to, without Agent's prior written consent, enter into or amend (in any material respect) any Lease or other rental or occupancy agreement or concession agreement with respect to a Project except as expressly permitted hereunder.

            (b) Borrowers shall have the right to enter into or to permit any Operator to, amend and/or modify non-residential Leases without Agent's consent provided (i) the economic terms of the Lease conform to those of the market,
(ii) the form of the non-residential Lease is that of the standard lease form approved by Agent, with no material modifications, (iii) the initial term is not longer than five (5) years, and (iv) the leased premises are not greater than 2000 rentable square feet of the square footage of the applicable Project.

            (c) Borrowers and Operators shall have the right to enter into or amend any residential Lease which has a term of no more than one (1) year and all such residential Leases shall be at market rates on the form previously approved by Agent without any material modifications.

            Section 4.3 Covenants.

            Borrowers shall or shall cause Operators to: (a) perform the obligations which any Borrower or any Operator is required to perform under the Leases; (b) enforce the material obligations to be performed by the tenants under the Leases; (c) promptly furnish to Agent any notice of default or termination received by any Borrower from any non-residential tenant, and any notice of default or termination given by any Borrower or any Operator to any non-residential tenant; (d) not collect any rents for more than one month in advance of the time when the same shall become due, except for bona fide security deposits not in excess of an amount equal to two months rent; (e) not enter into any ground lease or master lease of any part of the Projects; (f) not further assign or encumber any Lease; (g) not, except with Agent's prior written consent, cancel or accept surrender or termination of any Material Non-Residential Lease; and (h) not, except with Agent's prior written consent, modify or amend any Material Non-Residential Lease, and any action in violation of clauses (e), (f), (g), and (h) of this Section 4.3 shall be void at the election of Agent. Borrowers will not suffer or permit any breach or default to occur in any of any Borrower's or any Operator's obligations under any of the Leases nor suffer or permit the same to terminate by reason of any failure of any Borrower to meet any requirement of any Lease.

            Section 4.4 Tenant Estoppels.

            At Agent's request, Borrowers shall obtain and furnish to Agent, written estoppels in form and substance satisfactory to Agent, executed by non-residential tenants under Leases in the Projects and confirming the term, rent, and other provisions and matters relating to the non-residential Leases.

            Section 4.5 Security Deposits

            (a) Existence of Security Deposits. None of any Borrower nor any Operator has collected or is in receipt of any security deposit from any tenant of any Project, except as described on the rent rolls previously provided to Agent at or prior to closing and as more particularly set forth on Schedule 5.30 attached hereto. If required by any applicable Law, Borrowers and/or Operators, as applicable shall hold, in trust, all non-residential tenant security deposits in a segregated account, and, to the extend required by applicable Law, shall not commingle any such funds with any other funds of Borrowers or Operators.

            (b) Lien on Non-Residential Security Deposits. Borrowers or Operators shall at all times have on deposit with Agent or in an Approved Bank Account (without duplication of amounts deposited in accordance with Section 4.5(a) above), as cash collateral for the Loan and all amounts payable under the Loan Documents, an amount of cash equal to the aggregate amount of security deposits which are or may become refundable to non-residential tenants of the Projects from time to time. Agent agrees to allow Borrowers or Operators to use such funds solely to repay such amounts to tenants of the Projects, as and when the same are due; provided, Agent may, but shall not be obligated to, pay such amounts directly to the tenants upon Agent's receipt of evidence reasonably satisfactory to Agent that such amounts are due; and provided further, upon payment in full of the Loan and all other amounts due Agent under the Loan Documents, Agent shall pay any remaining amounts on deposit with Agent pursuant to this Section 4.5(b) to Borrowers or Operators. Agent shall not be obligated to pay Borrowers or Operators interest on any amounts on deposit with Agent pursuant to this Section 4.5(b).

            Section 4.6 Entrance Fee Residents.

            To Borrower's knowledge, attached hereto as Schedule 4.6 is a true, complete and accurate list of each resident (together with residents hereafter paying Entrance Fee Deposits, each, an "ENTRANCE FEE RESIDENT") of a Project (on a Project-by-Project basis) who paid or hereafter pay an entrance or similar fee (an "ENTRANCE FEE DEPOSIT") in connection with becoming a resident thereof. Borrowers have delivered to Lender the forms of residency agreement in effect at the Closing Date with each Entrance Fee Resident. The terms under which each Entrance Fee Deposit is refundable (each, an "ENTRANCE FEE REFUND") to an Entrance Fee Resident is set forth in the applicable residency agreement (or, with respect to the Cypress Village Project, is set forth in that certain bankruptcy court Order (the "MAY 6 ORDER") dated May 6, 2004, Regarding the Debtors' Motion to Maintain and Honor Obligations Relating to Entrance Fee Programs at the Debtors' Senior Care Living

Facilities). All Entrance Fee Deposits required under applicable Law to be reserved or segregated at a Project shall be held at all times in an Approved Bank Account.

            Section 4.7 Reserves/Accounts.

            At the Closing, Borrowers acquired, among other things (i) a certain cash escrow account held at the Cypress Village Project in the amount of $2,250,612.81 (the "CYPRESS ESCROW") and (ii) a certain cash escrow account held at the Robin-Run Project in the amount of $5,405,589.88 (the "ROBIN-RUN ESCROW"; and together with the Cypress Escrow, the "ACQUIRED ESCROWS"). Notwithstanding anything contained in this Article IV to the contrary, (i) the Robin-Run Escrow shall be held in an Approved Bank Account and the amounts from time to time contained therein shall be used to fund any costs or expenses in respect of the Robin-Run Project and (ii) the Cypress Escrow and all amounts from time to time contained therein shall be used by Borrowers in accordance with applicable Law, the May 6 Order and the Loan Agreement (including, without limitation, used by Borrowers to distribute to Affiliates of Borrowers if permitted by each of the foregoing). Borrowers grant to Agent, for the benefit of Lenders, a security interest in all Entrance Fee Deposits, security deposits, Acquired Escrows and any other sums held on deposit, in escrow, in trust or in reserve in connection with or in respect of the Projects (collectively, the "PROJECT FUNDS"), for the purpose of securing the Loan. Concurrently herewith, the Operators have granted to Agent for the benefit of Lenders a security interest in the Project Funds for the purpose of securing the Loan.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

            Borrowers represents and warrants to Agent and Lenders that:

            Section 5.1 Organization and Power.

            Each Borrower is duly organized, validly existing and in good standing under the laws of the state of its formation or existence, and is in compliance with legal requirements applicable to doing business in the state of its formation. Each Borrower and each Loan Party (other than a natural person and to the extent required by law) is in good standing under the laws of and is in compliance with legal requirements applicable to doing business in the state where each Project is located. No Borrower is a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

            Section 5.2 Partners or Members.

            (a) Managing Member. Managing Member is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with its principal place of business at c/o Fortress Investment Group, 1251 Avenue of the Americas, 16th Floor, New York, New York. Managing Member is the sole member and manager of each Borrower (other than FIT NBA Robin Run LP and FIT NBA Patriot Heights LP) and owns one hundred percent (100%) of the membership interests in each

Borrower free and clear of all liens, claims, and encumbrances. Managing Member has full right, power and authority to execute the Loan Documents on its own behalf and on behalf of each Borrower (other than FIT NBA Robin Run LP and FIT NBA Patriot Heights LP. Managing Member owns one hundred percent (100%) of the issued and outstanding stock in General Partner and owns ninety-nine percent (99%) of the limited partnership interest in FIT NBA Patriot Heights LP and FIT NBA Robin Run, LP, in each case free and clear of all liens, claims and encumbrances.

            (b) Robin Run General Partner. Robin Run General Partner is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with its principal place of business at c/o Fortress Investment Group, 1251 Avenue of the Americas, 16th Floor, New York, New York. Robin Run General Partner is the sole general partner of FIT NBA Robin Run LP and owns one percent (1%) of the general partnership interest in FIT NBA Robin Run LP, free and clear of all liens, claims and encumbrances. Robin Run General Partner has full right, power and authority to execute the Loan Documents on its own behalf and on behalf of FIT NBA Robin Run LP.

            (c) Patriot Heights General Partner. Patriot Heights General Partner is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with its principal place of business at c/o Fortress Investment Group, 1251 Avenue of the Americas, 16th Floor, New York, New York. Patriot Heights General Partner is the sole general partner of FIT NBA Patriot Heights LP and owns one percent (1%) of the general partnership interest in FIT NBA Patriot Heights LP, free and clear of all liens, claims and encumbrances. Patriot Heights General Partner has full right, power and authority to execute the Loan Documents on its own behalf and on behalf of FIT NBA Patriot Heights LP.

            (d) Ownership. All direct and indirect ownership interests in Borrowers up to Fortress Investment Trust II are set forth on the organizational chart attached hereto as Exhibit G. All such interests are free and clear of all liens, claims, encumbrances and rights of others.

            (e) Operators. Each Operator is duly organized, validly existing and in good standing under the laws of the state of its formation or existence as in compliance with legal requirements applicable to doing business in the state of its formation.

            Section 5.3 Borrowers' Partnership Agreement/Operating Agreement/ Principal.

            (a) Borrower. A true and complete copy of the partnership or operating agreement, as applicable, creating each Borrower and any and all amendments thereto (collectively, the "FORMATION AGREEMENTS") have been furnished to Agent. The Formation Agreements constitute the entire agreement among the partners and members, as applicable, of each Borrower and is binding upon and enforceable against each of the partners and members, as applicable, in accordance with its terms. There are no other agreements, oral or written, among any of the partners or members relating to any Borrower. No breach exists under the any Formation Agreement and no condition exists which, with the giving of notice or the passage of time would constitute a breach under any Formation Agreement.

            (b) Principal. A true and complete copy of the Trust Agreement creating Principal and all amendments thereto (collectively, the "PRINCIPAL DOCUMENT") have been furnished to Agent. The Principal Document constitutes the entire agreement among the trustees of Principal and is binding upon and enforceable against each of the trustees in accordance with its terms. There are no other agreements, oral or written, among any of the trustees relating to Principal. Principal has full right, power and authority to execute the applicable Loan Documents on its own behalf.

            Section 5.4 Corporate Documents.

            A true and complete copy of the articles of incorporation and by-laws of Robin Run General Partner and Patriot Heights General Partner and a true and complete copy of the operating agreement and certificate of formation of Managing Member and all other documents creating and governing Robin Run General Partner, Patriot Heights General Partner and Managing Member (collectively, the "INCORPORATION DOCUMENTS") have been furnished to Agent. There are no other agreements, oral or written, among any of the shareholders or members of Robin Run General Partner, Patriot Heights General Partner or Managing Member. The Incorporation Documents were duly executed and delivered, are in full force and effect, and binding upon and enforceable in accordance with their terms. The Incorporation Documents constitute the entire understanding among the shareholders and members of each General Partner and Managing Member. No breach exists under the Incorporation Documents and no act has occurred and no condition exists which, with the giving of notice or the passage of time would constitute a breach under the Incorporation Documents.

            Section 5.5 Validity of Loan Documents.

            The execution, delivery and performance by Borrowers and each Loan Party of the Loan Documents: (a) are duly authorized and do not require the consent or approval of any other party or governmental authority which has not been obtained; and (b) will not violate any law or result in the imposition of any lien, charge or encumbrance upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrowers and each Loan Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

            Section 5.6 Liabilities; Litigation.

            (a) To Borrowers' knowledge, the financial statements delivered by Borrowers and each Loan Party and, to Borrowers' knowledge, each Operator are true and correct with no significant change since the date of preparation. Except as disclosed in such financial statements, there are no liabilities (fixed or contingent) affecting any Project, any Borrower, any Loan Party or, to Borrowers' knowledge, any Operator. Except as disclosed in such financial statements, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of any Borrower, threatened, against any Project, any Borrower or any Loan Party or, to Borrowers' knowledge, any Operator which if adversely determined could result in a Material Adverse Change.

            (b) Neither any Borrower nor any Loan Party nor, to Borrowers' knowledge, any Operator is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither any Borrower nor any Loan Party nor, to Borrowers' knowledge, any Operator has knowledge of any Person contemplating the filing of any such petition against it.

            Section 5.7 Taxes and Assessments.

            To Borrower's knowledge, there are no unpaid or outstanding real estate or other taxes or assessments on or against the Projects or any part thereof, except general real estate taxes not due or payable. Copies of the current general real estate tax bills with respect to the Projects have been delivered to Agent. Each Project is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. There are no pending or, to Borrowers' best knowledge, proposed, special or other assessments for public improvements or otherwise affecting any Project, nor are there any contemplated improvements to any Project that may result in such special or other assessments.

            Section 5.8 Other Agreements; Defaults.

            Neither any Borrower nor any Loan Party nor, to Borrowers' knowledge, any Operator is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might adversely affect any Project or the business, operations, or condition (financial or otherwise) of any Borrower or any Loan Party or, to Borrowers' knowledge, any Operator (but with respect to matters affecting only Principal, only such matters which could reasonable be expected to have a material adverse effect on the financial condition of such Person). Neither any Borrower nor any Loan Party nor, to Borrowers' knowledge, any Operator is in violation of any agreement which violation would have an adverse effect on any Project, any Borrower, or any Loan Party or, to Borrowers' knowledge, any Operator or any Borrower's or any Loan Party's or, to Borrowers' knowledge, any Operator's business, properties, or assets, operations or condition, financial or otherwise (but with respect to matters affecting only Principal, only such matters which could reasonable be expected to have a material adverse effect on the financial condition of such Person).

            Section 5.9 Compliance with Law.

            Each Borrower, each Loan Party and, to Borrower's knowledge, each Operator has all requisite material licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate the Projects and carry on its business, and each Project is in compliance in all material respects with all applicable legal requirements and, to Borrower's knowledge, except as otherwise expressly disclosed in those certain Property Condition Reports, is free of structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear. No Project constitutes, in whole or in part, a legally non-conforming use under applicable legal requirements.

            Section 5.10 Condemnation.

            No condemnation has been commenced or, to Borrowers' knowledge, is contemplated with respect to all or any portion of any Project or for the relocation of roadways providing access to any Project.

            Section 5.11 Access.

            Each Project has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of each Project are located in the public right-of-way abutting the applicable Project, and all such utilities are connected so as to serve such Project without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting such Project. All roads necessary for the full utilization of each Project for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities.

            Section 5.12 Flood Hazard.

            Except as disclosed in the ALTA/ACSM surveys delivered to Lender prior to the Closing, no Project is situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or as a wetlands by any governmental entity having jurisdiction over any Project.

            Section 5.13 Property.

            A fee interest in each Project is, or contemporaneously with the initial funding of the Loan will be, owned by the respective Borrower free and clear of all liens, claims, encumbrances, covenants, conditions and restrictions, security interests and claims of others, except only such exceptions to title as have been approved by Agent. Borrowers have obtained or will obtain all approvals needed to construct the Capital Improvements. To the best of Borrowers' knowledge, the Projects are in compliance with all zoning requirements, building codes, subdivision improvement agreements, declarations, ground leases, and all covenants, conditions and restrictions of record. Except as set forth in the exceptions to title approved by Agent, the zoning and subdivision approval of the Projects and the right and ability to, use or operate the Projects are not in any way dependent on or related to any real estate other than the Properties where the same are to be made. Except as previously disclosed to Agent in writing, to Borrowers' knowledge, as of the date hereof, (i) there are no, nor are there any alleged or asserted, violations of law, regulations, ordinances, codes, permits, licenses, declarations, ground leases, covenants, conditions, or restrictions of record, or other agreements relating to the Projects, or any part thereof, (ii) the Projects are in good condition and repair with no deferred maintenance (except as set forth in the Property Condition Reports) and are free from damage caused by fire or other casualty, (iii) there is no latent or patent structural or other significant defect or deficiency in the Projects,
(iv) design and as-built conditions of the Projects are such that no drainage or surface or other water will drain across or rest upon either the Project or land of others except in areas designated for such purpose and for which a benefiting or burdening easement has been established, and (v) none of the Improvements on the Projects create an encroachment over, across or upon any of the Projects' boundary lines, rights of way or easements, and no buildings or other improvements on adjoining land create such an encroachment.

            Section 5.14 Location of Borrowers.

            Each Borrower's principal place of business and chief executive offices are located at the address stated in Section 10.1.

            Section 5.15 Margin Stock.

            No part of proceeds of the Loan will be used for purchasing or acquiring any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

            Section 5.16 Tax Filings.

            Each Borrower and each Loan Party have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by each Borrower and each Loan Party, respectively.

            Section 5.17 Solvency.

            (a) Solvency of Borrowers. After giving effect to the Loan, the fair saleable value of each Borrower's assets exceeds and will, immediately following the making of the Loan, exceed any Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of each Borrower's assets is and will, immediately following the making of the Loan, be greater than such Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured, no Borrower's assets constitute and, immediately following the making of the Loan will not constitute, unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No Borrower intends to, nor believes that it will, incur Debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debts as they mature (taking into account the timing and amounts of cash to be received by such Borrower and the amounts to be payable on or in respect of obligations of such Borrower).

            (b) Contribution Among Borrowers.

                  (i) Contribution. To provide for just and equitable
            contribution among Borrowers, if any payment is made by a Borrower (a "FUNDING BORROWER") hereunder or under the Notes or any other Loan Document in respect of the Obligations, such Funding Borrower shall be entitled to a contribution from other Borrowers for all payments, damages and expenses incurred by such Funding Borrower under or in connection with such Obligations, such contributions to be made in the manner and to the extent set forth below. Any amount payable as a contribution under this Agreement shall be determined as of the date on which the related payment is made by a Funding Borrower.

                  (ii) Calculation of Contributions. Each Borrower shall be
            liable for contribution to each Funding Borrower in respect of all payments, damages and expenses incurred by such Funding Borrower hereunder or under the Notes or any other Loan Document in an aggregate amount, subject to Section 5.17(b)(iii) below, equal to
            (a) the ratio of (x) with respect to each Borrower, the fair market value of the Project owned by such Borrower applicable at the time Borrower first acquired the Project (the "PROPERTY WORTH") to (y) the Property Worth of the Projects owned by all Borrowers, multiplied by (b) the aggregate amount of such payments, damages and expenses incurred by such Funding Borrower under or in connection with the Obligations.

                  (iii) Rights to Contribution Subordinated/Waiver of
            Subrogation. Each Borrower agrees that all of its rights to receive contribution under this Section 5.17(b) (whether for payments, damages, expenses or otherwise) shall be subordinated in all respects (including the right of payment) (in liquidation or otherwise) to the prior payment in full in cash of all of the Obligations of the Borrowers (whether for principal, interest, premium or otherwise). No Borrower shall accept any payment from any other Borrower until the Obligations are indefeasibly satisfied in full. Each Borrower further agrees that no Borrower shall enforce by legal proceeding any claim against any other Borrower until the Obligations have been indefeasibly satisfied in full. If any amount shall at any time be paid to a Borrower on account of such rights of contribution or subrogation, or in contravention of the provisions of this Section 5.17(b)(iii) at any time, such amount shall be held in trust, segregated from the other assets of such Borrower, for the benefit of the Agent and shall promptly be paid to the Agent. The foregoing shall constitute a continuing offer to, and agreement with, all persons that from time to time may become holders of, or continue to hold, Obligations under this Agreement, and the provisions of the foregoing sentence are made for the benefit of such holders and such holders, as third party beneficiaries hereunder, are entitled to enforce such provisions. All subrogation rights (if any) of any Borrower to any rights of Agent or any Lender (including the right to participate in any Collateral) are hereby irrevocably waived. If such subrogation rights cannot be waived under applicable Law, they are subordinated in all respects (including the right of payment) (in liquidation or otherwise) to the Obligations due Agent or any Lender.

            Section 5.18 Full and Accurate Disclosure.

            No statement of fact made by or on behalf of any Borrower or any Loan Party or, to Borrowers' knowledge, any Operator in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to any Borrower which has not been disclosed to Agent which adversely affects, nor as far as any Borrower can foresee, might materially adversely affect, any Project or the business, operations or condition (financial or otherwise) of any Borrower or any Loan Party.

            Section 5.19 Single Purpose Entity.

            Each Borrower is and has at all times since its formation been a Single Purpose Entity.

            Section 5.20 No Broker.

            No brokerage commission or finder's fee is owing to any broker or finder arising out of any actions or activity of any Borrower in connection with the Loan.

            Section 5.21 Construction Documents.

            Not less than ten (10) days prior to commencing any of the Capital Improvements, Borrowers shall furnish Agent with a true and complete copy of all documents relating to the construction thereof (collectively, the "CONSTRUCTION DOCUMENTS").

            Section 5.22 Labor Disputes.

            To the best of each Borrower's knowledge, there are no strikes, boycotts, or labor disputes which could reasonably be anticipated to have a material adverse effect on the operation of any Project or the timely completion of the Capital Improvements.

            Section 5.23 Employees/ERISA.

            No Borrower has any employees.

            Section 5.24 ERISA (Borrower).

            (a) No Borrower is an "employee benefit plan" as defined in Section 3(3) of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (b)

Borrowers are not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; (c) the assets of the Borrowers do not constitute "plan assets" of one or more plans within the meaning of 29 C.F.R. Section 2510.3-101; and (d) one or more of the following circumstances is true: (i) Equity interests in Borrowers are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2) or are securities issued by an investment company registered under the Investment Company Act of 1940; (ii) Less than twenty-five percent (25%) of the value of any class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or (iii) Borrowers each qualify as an "operating company", a "venture capital operating company", or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c), (d) or
(e). Borrowers shall deliver to Agent such certifications and/or other evidence periodically requested by Agent, in its reasonable discretion, to verify these representations and warranties. Failure to deliver these certifications or evidence, breach of these representations and warranties, or consummation of any transaction which would cause the Loan Documents or any exercise of Agent's or Lender's rights under the Loan Documents to (1) constitute a non-exempt prohibited transaction under ERISA or (2) violate ERISA or any state statute regulating governmental plans (collectively, a "VIOLATION"), which failure continues for thirty (30) days after written notice, shall be an Event of Default. Notwithstanding anything in the Loan Documents to the contrary, no sale, assignment, or transfer of any direct or indirect right, title, or interest in Borrowers or the Projects (including creation of a junior lien, encumbrance or leasehold interest) shall be permitted which would negate Borrowers' representations in this section or cause a Violation. At least fifteen (15) days before consummation of any of the foregoing, Borrowers shall obtain from the proposed transferee or lienholder (1) a certification to Agent that the representations and warranties of this subparagraph will be true after consummation and (2) an agreement to comply with this section.

            Section 5.25 Intellectual Property.

            Except as set forth on Exhibit C, Borrowers have no interest in any trademarks, copyrights, patents or other intellectual property with respect to the Projects.

            Section 5.26 Anti-Terrorism and Anti-Money Laundering Compliance.

            (a) Compliance with Anti-Terrorism Laws. Borrowers represent, warrant and covenant to Agent that they are not, and, after making due inquiry, that no Person who owns a controlling interest in or otherwise controls Borrowers or controls any direct or indirect owner of any Borrower is, (i) listed on the Specially Designated Nationals and Blocked Persons List (the "SDN LIST") maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or on any other similar list ("OTHER LISTS" and, collectively with the SDN List, the "LISTS") maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, "OFAC LAWS AND REGULATIONS"); or (ii) a Person (a "DESIGNATED PERSON") either (A) included within the term "designated national" as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the "EXECUTIVE ORDERS"). The OFAC Laws and Regulations and the Executive Orders are collectively referred to in this Amendment as the "ANTI-TERRORISM LAWS". Borrowers represent, warrant and covenant that they require, and have taken reasonable measures to ensure compliance with the requirement, that no Person who owns any other direct interest in Borrowers is or shall be listed on any of the Lists or is or shall be a Designated Person. This Section 5.25 shall not apply to any Person to the extent that such Person's interest in the Borrowers is through a U.S. Publicly-Traded Entity. As used in this Agreement, "U.S. PUBLICLY-TRADED ENTITY" means a Person (other than an individual) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a Person.

            (b) Funds Invested in Borrowers. Borrowers represent and warrant that if required by applicable Law or by Agent (in Agent's reasonable discretion) they have taken (or will promptly take) reasonable measures appropriate to the circumstances, with respect to each holder of a direct or indirect interest in any Borrower, to assure that funds invested by such holders in Borrowers are derived from legal sources ("ANTI-MONEY LAUNDERING MEASURES"). The Anti-Money Laundering Measures have been undertaken in accordance with the Bank Secrecy Act, 31 U.S.C. Sections 5311 et seq. ("BSA"), and all applicable laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18 U.S.C. Sections 1956 and 1957 (collectively with the BSA, "ANTI-MONEY LAUNDERING LAWS").

            (c) No Violation of Anti-Money Laundering Laws. Borrowers represent and warrant to Agent, to its actual knowledge after making due inquiry, that neither Borrowers nor any holder of a direct or indirect interest in any Borrower (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering under 18 U.S.C. Sections 1956 and 1957, drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of the BSA, (ii) has been assessed civil penalties under any Anti-Money Laundering Laws, or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.

            (d) Borrower Compliance with Anti-Money Laundering Laws. Borrowers represent, warrant to Agent that if required by applicable Law or by Agent (in Agent's reasonable discretion) they have taken (or will promptly take) reasonable measures appropriate to the circumstances, to ensure that Borrowers are in compliance with all current and future Anti-Money Laundering Laws and laws, regulations and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

            Section 5.27 Reserved.

            Section 5.28 Reserved.

            Section 5.29 Management Agreement.

            A true, correct and complete copy of each Management Agreement, together with all amendments thereto, has been delivered to Agent; and each Management Agreement and all amendments thereto is in full force and effect as of the Closing Date.

            Section 5.30 HSR Act.

            No filing under the HSR Act is required to be made by Borrowers or any of their Affiliates in connection with the transactions contemplated by the Asset Purchase Agreement and the Bankruptcy Order.

            Section 5.31 Equity Homes.

            The Project located in Colorado Springs, Colorado, contains certain individual housing units (collectively, the "COLORADO SPRINGS EQUITY HOMES") located thereon. The Colorado Springs Equity Homes owned by FIT NBA Skyline LLC at the Closing are subject to the lien of the applicable Security Document. Pursuant to that certain Amended and Restated Declaration of Covenants, Conditions and Restrictions of Village at Skyline made as of August 15, 1993 and recorded September 13, 1993, as Instrument No. 882351858, FIT NBA Skyline LLC has a right of first refusal with respect to the Equity Homes at the Colorado Springs Project.

                                   ARTICLE VI
                          FINANCIAL REPORTING; NOTICES

            Section 6.1 Financial Statements.

            Borrowers shall furnish to Agent and shall cause the Loan Parties to furnish to Agent and Lenders such financial statements and other financial information as Agent may from time to time reasonably request. All such financial statements shall show all material contingent liabilities and shall accurately and fairly present the results of operations and the financial condition of Borrowers at the dates and for the period indicated and shall be sufficient to permit Agent to calculate and/or verify Borrowers' calculation of Debt Service Coverage Ratio, Project Yield and Adjusted Net Operating Income. Without limitation of the foregoing, Borrowers shall furnish to Agent and shall cause Loan Parties and each Operator to furnish to Agent the following statements:

            (a) Monthly Reports.

                  (i) Borrowers shall deliver or cause to be delivered on or prior to the thirtieth (30th) day of each fiscal month used by Operators in preparing financial reports (each, a "FISCAL MONTH") the following reports in respect of the Projects:

                        (A) Statements of the operations of the Projects
                  (including a current rent roll, operating statement, delinquency report and a schedule of delinquency of receipts and payments, and a schedule of Entrance Fee Residents, Entrance Fee Deposits, Entrance Fee Refunds and Reserved Project Funds) in each case as of the last day of the preceding fiscal month;

                        (B) For the preceding fiscal month and fiscal
                  year-to-date (i) a cash summary detailing all cash activity and reconciling beginning and end cash balances, and (ii) aged accounts receivable and accounts payable;

                        (C) Statements of Adjusted Net Operating Income. Upon
                  request by Agent, Borrowers shall deliver or cause to be delivered to Agent the following (together with the foregoing, such reports are hereinafter collectively referred to as the "MONTHLY REPORTS"):

                              (1) A true, correct and complete copy of the check
                        register showing all paid invoices, indicating date paid, amount paid and check number;

                              (2) A true, correct and complete copy of the cash
                        disbursements journal; and

                              (3) Evidence of the timely payment of all taxes
                        and insurance premiums (unless paid by Agent from the Reserve Account).

                              (4) The Monthly Reports shall (a) be certified by
                        an officer of Operator or Borrower as true, correct and complete, (b) be derived from the books and records maintained by Borrowers and/or Operators at the Projects, and (c) be accompanied with copies of supporting documentation to the extent that Agent shall request.

                              (5) Each financial statement, report or other
                        information required to be delivered or caused to be delivered by Borrowers and/or Operators to Agent or Lenders under this Agreement and required hereunder to be certified by the chief financial representative of Borrowers shall also certify that: (a) all of the covenants set forth in Article VII are fully performed and (b) the representations and warranties set forth in the this Loan Agreement, the Security Documents and in the other Loan Documents are and remain true, correct and complete except as disclosed in writing in the certificate. Each financial statement, report or other information required to be delivered by Borrowers to Lenders under this Agreement shall show all material contingent liabilities, shall be prepared in accordance with sound accounting practices and shall accurately and fairly present the results of operations and the financial condition of the person(s) referred to therein as of the dates and for the period indicated.

            (b) Quarterly Statements. Within sixty (60) days after the end of each fiscal quarter, Borrowers shall deliver or cause to be delivered financial statements for Principal, certified as true and correct in all respects and prepared in accordance with sound accounting practices and fairly presenting the financial condition of the Principal as of the date indicated.

            (c) Annual Statements. Within one hundred twenty (120) days after the end of each fiscal year, Borrowers shall deliver or cause to be delivered to Agent and Lenders a balance sheet and financial statements of each Borrower and Loan Party (with respect to Principal, in the same form delivered to Agent prior to the Closing Date), which shall show, if Agent or a Lender requests, each Loan Party's other real estate holdings, including income and expenses, debt service requirements and occupancy and Borrowers, certified as true and correct in all respects, and prepared in accordance with sound accounting practices and fairly presenting the financial condition(s) of the person(s) referred to therein as of the date(s) indicated.

            Section 6.2 Audits.

            If Borrowers fail to furnish or cause to be furnished promptly any report required by Section 6.1, or if Agent reasonably deems such reports to be unacceptable or unreliable, Agent (after first giving Borrowers written notice and seven (7) Business Days (or fifteen (15) Business Days with respect to Principal's financial information) to furnish such report or to furnish an acceptable or reliable report, as applicable) may elect (in addition to exercising any other right and remedy) to conduct an audit of all books and records of Borrowers, any Loan Party or any Operator which in any way pertain to the Projects and to prepare such reports. Such audit shall be made and such reports shall be prepared by an independent firm of certified public accountants to be selected by Agent or another auditor of Agent's choice (which may be an affiliate of Agent). Borrowers shall pay all reasonable expenses of the audit and other services, which expenses shall be immediately due and payable with interest thereon at the Default Rate.

            Section 6.3 Books and Records/Audits.

            Borrowers shall keep and maintain or cause to be kept and maintained at all times at the Projects, or such other place as Agent may approve in writing, complete and accurate books of accounts and records adequate to reflect the results of the operation of the Projects (including computations of Adjusted Net Operating Income) and to provide the financial statements required to be provided to Agent pursuant to Section 6.1 above and copies of all written contracts, correspondence, reports of Agent's independent consultant, if any, Construction Documents and other documents affecting the Projects. Lenders and their designated agents shall have the right to inspect and copy any of the foregoing. Additionally,

Agent may audit and determine, in Agent's sole and absolute discretion, the accuracy of Borrowers' records and computations. The out-of-pocket costs and expenses of the audit shall be paid by Borrowers if the audit discloses a monetary variance in any financial information or computation (including the computation of Adjusted Net Operating Income) equal to or greater than the greater of: (i) ten (10) percent (10%); or (ii) Twenty Thousand and No/100 Dollars ($20,000.00) more than any computation submitted by Borrowers.

            Section 6.4 Notice of Litigation or Default.

            Borrowers shall promptly provide Agent with:

            (a) written notice of any litigation, arbitration, or other proceeding or governmental investigation (including any survey results or inspection reports from any Governmental Authority) pending or, to any Borrower's or any Loan Party's knowledge, threatened against or relating to any Borrower, Loan Party, Project or any Operator (but with respect to matters affecting only Principal, only such matters which could reasonably be expected to have a material adverse effect on the financial condition of such Person), or any Project; provided, that with respect to any such litigation, arbitration or other proceeding relating solely to a monetary claim of less than $50,000, Borrowers shall not be required to provide notice (written or otherwise) of such claim in accordance with the terms of this Section 6.4.

            (b) a copy of all notices of default and violations of laws, regulations, codes, ordinances and the like received by any Borrower or Loan Party or Operator relating to (i) any Loan Party, if potentially material to the business operations of such Loan Party or (ii) any Borrower, the Collateral or the Projects; and

            (c) a copy of all notices sent to or received from any Operator or any Borrower under any of the Management Agreements or Operating Leases or the Bank Agency Agreements.

                                  ARTICLE VII
                                   COVENANTS

            Each Borrower covenants and agrees with Agent and Lenders as follows:

            Section 7.1 Inspection.

            Subject to the rights of tenants under the Leases, Agent and Lenders and their authorized agents may enter upon and inspect the Projects at all reasonable times upon notice given orally or in writing to Borrowers. Agent, at Borrowers' expense, shall, during a continuing Event of Default or at any time that a Lender reasonably believes the Collateral to be materially impaired, retain one or more independent consultants to periodically inspect the Projects, the progression of construction of the Capital Improvements and all documents, drawings, plans, and consultants' reports relating thereto.

            Section 7.2 Due on Sale and Encumbrance; Transfers of Interests.

            Without the prior written consent of Agent, no Borrower nor any other Person having a direct or indirect ownership or beneficial interest in any Borrower shall:

            (a) create, or permit the creation of, any new direct or indirect ownership interest in any Borrower, General Partner, Managing Member or any Principal, or

            (b) transfer, or permit the transfer of all or any part of the Projects, or any interest therein (other than Leases permitted hereunder), or

            (c) transfer, or permit the transfer of any direct or indirect ownership interest in any Borrower, General Partner, Managing Member or any Principal, (including any interest in the profits, losses or cash distributions in any way relating to the Projects, any Borrower or any Loan Party), or

            (d) encumber, alienate, grant a Lien or grant any other interest in any Project or any part thereof (other than Leases permitted hereunder) or take or fail to take any other action which would result in a Lien against the Projects or the interest of any Borrower in any Project or any ownership interest in any Borrower, Managing Member or any Principal, whether voluntarily or involuntarily except Liens in favor of Agent for the benefit of Lender and Agent, or

            (e) enter into any easement or other agreement granting rights in or restricting the use or development of any Project.

            Notwithstanding anything to the contrary contained in the Loan Documents, the following shall be expressly permitted under the Loan Documents, subject to the terms of this Section 7.2:

                  (i) the direct or indirect owners of Managing Member may,
            absent a monetary default, material non-monetary default or Event of Default that is continuing hereunder or under any of the other Loan Documents, sell, transfer, contribute or assign their legal and beneficial direct or indirect ownership interests in Managing Member to an entity (a "FORTRESS FUND") which is managed by and whose general partner or managing member is under common control with Fortress Investment Group, LLC (each a "CONTROLLED FORTRESS AFFILIATE") provided that after any such transaction and at all times that any Indebtedness remains outstanding (A) one or more Fortress Funds shall own, directly or indirectly, one hundred percent (100%) of the beneficial ownership interests in Borrowers (including one hundred percent (100%) of the profits, losses and cash distributions of Borrowers) and (B) one or more Fortress Funds continues to Control the day to day management and operation of Borrowers' business and all material decisions (including a sale or refinance of the Projects) for Borrowers;

                  (ii) the direct and indirect owners of Managing Member may, absent a monetary default, material non-monetary default or Event of Default that is continuing hereunder or under any of the other Loan Documents, sell, transfer, contribute or assign up to forty-nine percent (49%) of their legal and beneficial direct or indirect ownership interests in Managing Member to an entity that is not a Fortress Fund; provided, that after any such transaction and at all times any Indebtedness remains outstanding, (A) the Fortress Funds shall, in the aggregate, own, directly or indirectly, not less than fifty-one percent (51%) of the beneficial ownership interests in Borrowers (including not less than fifty-percent (51%) of the profits, losses and cash distributions of Borrowers) and (B) the Fortress Funds continue to Control the day to day management and operation of Borrowers' business and all material decisions (including a sale or refinance of the Projects) for Borrowers;

                  (iii) new direct or indirect ownership or equity interests may, absent a monetary default, material non-monetary default or Event of Default that is continuing hereunder or under any of the other Loan Documents, be created in Managing Member or any owner thereof; provided, that after any such transaction and at all times that any Indebtedness remains outstanding, (A) the Fortress Funds shall, in the aggregate, own, directly or indirectly, not less than fifty-percent (51%) of the beneficial ownership interests in Borrowers (including not less than fifty-percent (51%) of the profits, losses and cash distributions of Borrowers) and (B) the Fortress Funds continue to Control the day to day management and operation of Borrowers' business and all material decisions (including a sale or refinance of the Projects) for Borrowers;

                  (iv) transfers of interests in the Fortress Funds (or the
            direct or indirect owners thereof); provided, that after any such transaction and at all times that any Indebtedness remains outstanding, the Fortress Funds continue to control the day to day management and operation of Borrowers' business and all material decisions (including a sale or refinance of the Projects) for Borrowers;

                  (v) any transaction expressly permitted under Section 5(c) of the Agreement of Principal or Section 4.3 of the Limited Guaranty;
            and

                  (vi) absent a monetary default, material non-monetary default or Event of Default that is continuing hereunder or under any of the other Loan Documents, the contribution, sale, transfer or assignment of (x) Principal's ownership interest in Managing Member or (y) Managing Member's ownership interest in Borrowers, (and the subsequent dissolution of Managing Member) (either (x) or (y), the "MERGERCO FORMATION") to a newly formed entity ("MERGERCO") shall be permitted hereunder and in connection with such Mergerco Formation, the initial public offering (the "IPO") of Mergerco and subsequent transfers of ownership interests in Mergerco, shall also be permitted hereunder; provided, that after any such transaction referenced in this Subsection 7.2(e)(vi) and at all times, that any Obligations remain outstanding, (A) Fortress Funds or entities controlled by Fortress Funds, in the aggregate, own, directly or indirectly, not less than thirty-five percent (35%) of the ownership interests in Mergerco, or (B) (1) Wesley Edens is a manager of Fortress Investment Group, LLC and is the chairman of the board of directors of Mergerco, (2) Fortress Funds or entities controlled by Fortress Funds, in the aggregate own, directly or indirectly not less than the ownership interests in Mergerco they owned at the time of the Mergerco Formation or, in the case of an IPO, not less than the ownership interests in Mergerco that they owned at the time of such IPO, or (3) Mergerco has a market capitalization (as reasonably determined by Agent) equal to or greater than $500,000,000. If, the Mergerco Formation is effectuated by the transfer of Managing Member's interest in Borrowers to Mergerco, Mergerco shall before such Mergerco Formation execute and deliver to Agent counterparts of the Assignment of Ownership Interests in the form delivered by Managing Member on the date hereof (the "NEW PLEDGE AGREEMENT") and any legal opinions reasonably required by Agent in connection therewith in substantially the same form as the legal opinions delivered as of the date hereof.

At the time of the Mergerco Formation, as permitted in this Section 7.2, Principal shall be released (the "PRINCIPAL RELEASE") from all obligations under the Environmental Indemnity, the Agreement of Principal, the Post-Closing Agreement and the Limited Guaranty (collectively, the "PRINCIPAL AGREEMENTS") so long as (A) neither Agent nor any Lender has commenced and is then pursuing any rights or remedies under or with respect to any of the Principal Agreements and no monetary default, material non-monetary default or Event of Default is continuing hereunder or under any of the other Loan Documents, (B) Mergerco expressly assumes in writing (in a document reasonably acceptable to Agent) all obligations and liabilities of Principal under the Principal Agreements (including those obligations and liabilities which first arose prior to Mergerco Formation) and (C) Mergerco executes and delivers to Agent counterparts of such Principal Agreements in favor of Agent, in the form delivered by Principal on the date hereof (except providing for a Net Worth covenant of $125,000,000) (the "NEW GUARANTEES") and otherwise reasonably acceptable to Agent in form and substance, (D) Mergerco at the time of the Principal Release has a Net Worth equal to or greater than $125,000,000 (collectively, the "MINIMUM MERGERCO NET WORTH") and (E) Mergerco becomes the "PRINCIPAL" and a "LOAN PARTY" for all purposes hereunder and under the other Loan Documents. In connection with a Principal Release hereunder, Agent, on behalf of itself and Lenders shall execute a release of Principal from its obligations under the Principal Agreements and the other Loan Documents (the "RELEASE DOCUMENTATION").

"NET WORTH" shall mean an amount equal to (i) the consolidated assets of Mergerco (but excluding good will) minus (ii) the total consolidated liabilities of Mergerco, plus (iii) the deferred gain reflected on Mergerco's GAAP balance sheet net of applicable taxes and expenses, each as determined in accordance with GAAP standards in effect as of the date hereof (regardless of when such Net Worth calculation is made).

On and after the date of the Principal Release, at all times that any Obligations remain outstanding, Mergerco shall maintain the Minimum Mergerco Net Worth.

Borrowers shall deliver to Agent a reasonable detailed written notice of any proposed transfer under this Section 7.2 not less than twenty (20) days prior to the consummation thereof. Any breach of the provisions contained in this Section
7.2 shall be an immediate Event of Default and entitle Agent to accelerate the Loan, and Principal and Borrowers shall be jointly and severally liable for the repayment of the Loan, the Prepayment Premium, any Enforcement Costs (as defined in the Agreement of Principal) incurred by Agent or Lender and all other Obligations of Borrowers under the Loan Documents, as more particularly set forth in Section 2(b) of the Agreement of Principal.

Borrowers, General Partner, Managing Member, Principal, any Affiliate of any of the foregoing, and any permitted assignee or transferee under this Section 7.2 shall execute such additional documents as Agent or Requisite Lenders may reasonably require in connection with any permitted transaction set forth in this Section 7.2; provided, that such additional documents shall not create any additional liability of any such party that is not expressly contemplated by the terms of this Section 7.2. Notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, no transaction otherwise permitted under this Section 7.2 or under any of the Principal Agreements shall be permitted if such transaction would cause a material default under any provision contained in this Agreement or in any of the other Loan Documents.

All reasonable costs and expenses incurred by Agent or any Lender in connection with any transaction permitted by this Section 7.2 (including, without limitation, the cost of any OFAC searches, UCC Filings and reasonable attorney's fees) shall be paid by Borrowers.

            Section 7.3 Taxes; Charges.

            Borrowers shall pay (or shall cause to be paid) before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any Taxes that may become a Lien upon any Project or become payable during the term of the Loan, and will promptly furnish Agent with evidence of such payment. Borrowers shall not suffer or permit the joint assessment of any Project with any other real property constituting a separate tax lot or with any other real or personal property. Borrowers shall pay or cause to be paid when due all Taxes, claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in a Lien on any Project (collectively, the "CHARGES"); however, Borrowers may contest, in good faith by appropriate proceedings, the amount or validity of any such Charges or Liens so long as (a) Borrowers have given prior written notice to Agent of the intent to so contest or object to any such Charges or Liens, (b) such contest stays the enforcement or collection of the Charges or any Lien created, (c) Borrowers provide Agent with a bond or other security reasonably satisfactory to Agent (including an endorsement to Agent's Title Policies insuring against such claim, demand or lien) assuring the discharge of Borrowers' obligations for such claims, demands or lien, including interest and penalties, and (d) Borrowers are diligently contesting the same by appropriate legal proceedings in good faith and at their own expense and concludes such contest prior to the tenth (10th) day preceding the earlier to occur of the Maturity Date or the date on which a Project is scheduled to be sold for non-payment.

            Section 7.4 Control; Management.

            Subject in all cases to Section 9.9, there shall be no change in the day-to-day control and management of any Borrower or any General Partner or the Managing Member without the written consent of Agent. Borrowers shall not terminate or replace any Operator or terminate or amend any Management Agreement without Agent's prior written approval. Operator shall hold and maintain all necessary licenses, certifications and permits required by law. Each Borrower and each Operator shall fully perform all of its covenants, agreements and obligations under the Management Agreements.

            Section 7.5 Operation; Maintenance; Inspection.

            Each Borrower shall observe and comply with (or cause observance and compliance with) in all material respects all legal requirements applicable to the ownership, use and operation of the Projects. Borrowers shall maintain (or cause to be maintained) the Projects in good condition and promptly repair any damage or casualty.

            Section 7.6 Taxes on Security.

            Borrowers shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Agent or Lender. If there shall be enacted any law (1) deducting the Loan from the value of any Project for the purpose of taxation,
(2) affecting any Lien on the Projects, or (3) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrowers shall promptly pay to Agent, on demand, all taxes, costs and charges for which Agent or Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loan usurious, then instead of collecting such payment, Lender may declare all amounts owing under the Loan Documents to be immediately due and payable.

            Section 7.7 Single Purpose Entity; Legal Existence; Name, Etc.

            Borrowers and each General Partner and Managing Member shall preserve and keep in full force and effect its existence as a Single Purpose Entity, entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits applicable to the ownership, use and operation of the Projects. Except as expressly permitted by the Loan Agreement or any of the Principal Agreements, neither any Borrower nor any General Partner nor Managing Member shall wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person, or permit any subsidiary or Affiliate (as defined in the Agreement of Principal) of Borrowers to do so. No Borrower will amend or terminate or permit the amendment or termination of any Borrower's Formation Agreement without the prior written consent of Agent. Each Borrower and each General Partner and Managing Member shall conduct business only in its own name and no Borrower shall change its name, identity, or organizational structure, the location of its chief executive office or principal place of business or its state of organization unless Borrowers (a) shall have obtained the prior written consent of Agent to such change, and (b) shall have taken all actions necessary or requested by Agent to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents. Each Borrower (and each General Partner and Managing Member shall maintain its separateness as an entity, including maintaining separate books, records, and accounts and observing corporate and partnership formalities independent of any other entity, shall pay its obligations with its own funds and shall not commingle funds or assets with those of any other Borrower or entity.

            Section 7.8 Affiliate Transactions.

            Without the prior written consent of Agent, no Borrower shall engage in any transaction affecting any Project with an Affiliate of Borrowers unless such transaction is arms length and on market terms for similar transactions entered into with third parties.

            Section 7.9 Limitation on Other Debt.

            Neither Borrower nor any General Partner nor Managing Member shall, without the prior written consent of Agent, incur any Debt, except (i) with respect to Borrowers only, for trade payables in the ordinary course of business, (ii) that Managing Member may enter into the Swap Documents (true, correct and complete copies of all Swap Documents having been provided to Agent), and (iii) that Managing Member may borrow money from Principal (the "SUBORDINATE SHAREHOLDER LOAN"), provided that (a) Principal has entered into an intercreditor agreement with Agent which, among other things, subordinates the Subordinate Shareholder Loan to the Loan and all amounts at any time due under the Loan Documents, provides for a complete standstill by Principal in connection with the exercise of any remedies under the Subordinate Shareholder Loan Documents (as defined hereafter) until the Loan and all amounts due under the Loan Documents have been indefeasibly paid in full and which intercreditor agreement is in all other respects acceptable to Agent in form and substance,
(b) such Subordinate Shareholder Loan shall at all times be unsecured in all respects, and (c) Agent shall have approved all documents (the "SUBORDINATE SHAREHOLDER LOAN DOCUMENTS") evidencing the Subordinate Shareholder Loan.

            Borrowers shall not, without Agent's prior written consent, suffer or permit the Swap Documents to be modified or amended in any way that materially increases the liability of Managing Member or adds additional obligor(s) or provides for any security for the obligations to Counterparty, or in any way that would adversely affect Agent or any Lender. Borrowers shall not suffer or permit the Subordinate Shareholder Loan Documents to be modified or amended without Agent's prior written consent. Borrowers shall promptly provide Agent with executed copies of any documents evidencing a permitted amendment to the Swap Documents.

            Section 7.10 Further Assurances.

            Borrowers shall promptly (a) cure any defects in the execution and delivery of the Loan Documents, and (b) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Agent or any Lender may reasonably request to further evidence and more fully describe the collateral for the Loan, to correct any omissions in the Loan Documents, to perfect, protect or preserve any liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith.

            Section 7.11 Estoppel Certificates.

            Borrowers, within ten (10) days after request, shall furnish to Agent a written statement, duly acknowledged, setting forth the amount due on the Loan, the terms of payment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and such other matters as Agent reasonably may request.

            Section 7.12 Notice of Certain Events.

            Borrowers shall promptly notify Agent and Lenders of (a) any Potential Default or Event of Default, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (b) any notice of default received by any Borrower under other obligations relating to any Project or otherwise material to any Borrower's business, including any notices of violations of any laws, regulations, codes or ordinances; (c) to Borrowers' knowledge, any threatened or pending legal, judicial or regulatory proceedings, including any dispute between any Borrower and any governmental authority, affecting any Borrower, General Partner, Managing Member, Operator or any Project; (d) a copy of each notice of default or termination given or made to any Operator by any Borrower or received by any Borrower from any Operator; and (e) a copy of each notice of default or termination under any license or permit necessary for the operation of the Projects in the manner required by this Agreement; and in the case of clauses (b), (d) or (e), promptly provide Agent and Lenders with copies of such notices referred to therein.

            Section 7.13 Indemnification.

            Borrowers shall indemnify, defend and hold Agent and Lenders harmless from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever, including the reasonable fees and actual expenses of Agent's and Lender's counsel, in connection with (a) any inspection, review or testing of or with respect to any Project, (b) any investigative, administrative, mediation, arbitration, or judicial proceeding, whether or not Agent or a Lender is designated a party thereto, commenced or threatened at any time (including after the repayment of the Loan) in any way related to the execution, delivery or performance of any Loan Document or to any Project, (c) any proceeding instituted by any Person claiming a Lien, and (d) any brokerage commissions or finder's fees claimed by any broker or other party in connection with the Loan, any Project, or any of the transactions contemplated in the Loan Documents, including those arising from the joint, concurrent, or comparative negligence of Agent or Lender, except to the extent any of the foregoing is caused by an indemnitee's gross negligence or willful misconduct.

            Section 7.14 Use of Proceeds, Revenues.

            Borrowers shall use the proceeds of the Loan for proper business purposes. No portion of the proceeds of the Loan shall be used by Borrowers in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Act of 1933 or the Securities Exchange Act of 1934. Except as otherwise specifically provided in the Loan Documents and other Project proceeds received by Borrowers shall be applied to the Indebtedness then due and payable, operating expenses or other Project capital improvements, repairs or replacements before distribution by Borrowers to any partner or member of any Borrower.

            Section 7.15 Cash Management.

            All revenue from the Projects (other than Medicaid and Medicare receivables) shall be deposited with LaSalle Bank, National Association into those certain eleven (11) depository accounts (collectively, the "DEPOSITORY ACCOUNTS") in the name of the applicable Operator, as more particularly set forth on the Agreement Regarding Pledged Accounts (the "CONTROL AGREEMENT"). All Medicaid and Medicare receivables in respect of the Projects shall be deposited with LaSalle Bank, National Association into those certain eleven depository accounts for government receivables (collectively, the "GOVERNMENT RECEIVABLES ACCOUNTS") and all sums contained therein shall be swept nightly into one or more Depository Accounts. Funds in the Depository Accounts shall be transferred periodically to (i) an accounts payable account (the "A/P ACCOUNT") and (ii) a payroll account (the "PAYROLL ACCOUNT"), each at LaSalle Bank, National Association, and each of which (together with the Depository Accounts) shall be subject to the Control Agreement. The Government Receivables Accounts shall be subject to an Agreement Regarding Pledged Account reasonably acceptable to Agent (the "GOVERNMENT RECEIVABLES ACCOUNT AGREEMENT"). Borrowers hereby grant to Agent for the benefit of Lenders a security interest in the Depository Accounts, the Government Receivables Account, the A/P Account, the Payroll Account and all amounts from time to time contained therein, for the purpose of securing the Loan. The Government Receivables Account Agreement and the Control Agreement are sometimes collectively referred to herein as the "BANK AGENCY AGREEMENTS."

            Concurrently herewith, Operators have granted to Agent, for the benefit of Lender a security interest in the Depository Accounts, the Government Receivables Account, the A/P Account, the Payroll Account and all amounts from time to time contained therein, for the purpose of securing the Loan.

            Section 7.16 Commencement and Completion of Capital Improvements.

            Prior to commencing any work thereon, Borrower shall submit to Agent for approval by Agent and its independent consultant, a reasonably detailed description of the capital improvements (the "CAPITAL IMPROVEMENTS") for the Projects referenced more specifically in Section 2.11 of the Asset Purchase Agreement, including a schedule for completion (the "COMPLETION SCHEDULE") and the Capital Improvements budget (the "CAPITAL IMPROVEMENTS BUDGET"). The Capital Improvements Budget shall equal or exceed $10,000,000. Borrowers shall commence construction of the Capital Improvements not later than twelve (12) months after the Closing Date (a "COMMENCEMENT DATE") and each such Commencement Date shall be reflected in the Completion Schedule. Borrowers shall cause Completion of all of the Capital Improvements in substantial accordance with the Capital Improvements Budget and the Completion Schedule, free and clear of all liens (other than those created by the Loan Documents, and liens for taxes and assessments which are not delinquent and liens being contested as permitted under the Loan Documents), on or before the date which is twelve (12) months after the Commencement Date for the applicable Capital Improvements, as more particularly set forth in the Completion Schedule (the "COMPLETION DATE"). Borrowers shall quarterly provide Agent with copies of invoices, lien waivers, applications for payments, cancelled checks and other evidence of amounts due and payable (or paid) by Borrower in connection with the Capital Improvements. Completion of the Capital Improvements shall not be deemed to have occurred until such time as Agent receives a certificate from its independent consultant that Completion has occurred and Borrowers have provided written evidence to Agent that Borrowers have, prior to the Completion Date, expended not less than $10,000,000 in respect of such Capital Improvements. Borrower shall not expend any sums from the Replacement Reserve for the payment of the Capital Improvements until Borrowers have expended $10,000,000 and Borrowers have provided Agent with reasonably detailed written evidence of the same and then only to the extent permitted by applicable Law. "COMPLETION" and "COMPLETE" means one hundred percent (100%) completion of the Capital Improvements, as applicable, (subject in each case to usual and customary punch list items which do not adversely affect in any material respect Borrowers' ability to lease or operate the Projects) in accordance with all applicable laws, the Capital Improvements Budget and the Completion Schedule, free and clear of all liens, claims, encumbrances and rights of others (other than those created by the Loan Documents, liens for taxes and assessments which are not delinquent, and those liens which Borrowers are contesting in accordance with the provisions of this Agreement), as evidenced by the issuance of certifications of completion by Agent's independent consultant (the cost of which shall be paid by Lenders) and Borrowers' architect (if any) in form and substance reasonably acceptable to Agent, and a final certificate of occupancy.

            Section 7.17 Construction.

            In all material respects, the Capital Improvements shall be completed in accordance with the Construction Documents, in a good and workmanlike manner and in compliance with all applicable laws, regulations, ordinances, codes, permits, licenses, declarations, covenants, or restrictions of record or other agreements relating to the Projects or any part thereof.

            Section 7.18 Compliance with Laws and Contractual Obligations.

            (a) Borrowers will comply with and will cause each Operator to comply in all material respects with (i) the requirements of all applicable laws, rules, regulations and order of any governmental authority (including, without limitation, laws, rules, regulations and orders relating to all building, zoning, density, land use, covenants, conditions and restrictions, subdivision requirements, taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters, employee health and safety, quality and safety standards, accreditation standards and requirements of the applicable state department of health or other applicable state regulatory agency (each a "STATE REGULATOR"), quality and adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies, additions to facilities and services and fee splitting) as are now in effect and which may be imposed upon any Borrower or Operator or the maintenance, use or operation of the Projects or the provision of services to the occupants of the Projects and (ii) the obligations, covenants and conditions contained in all other material contractual obligations of any Borrower; and

            (b) Borrowers will maintain or obtain and will cause Operators to maintain or obtain, all licenses, qualifications and permits now held or hereafter required to be held by any Borrower or any Operator for which the loss, suspension, revocation or failure to obtain or renew, could reasonably be expected to have a material adverse effect upon the financial condition of any Borrower or the ability to operate the Projects in compliance with the requirements of the Loan Documents and as it has been operated prior to the date hereof.

            Section 7.19 Notice of Money Laundering.

            If a tenant under any Lease is charged with crimes involving money laundering or predicate crimes to money laundering, and such charges are not dismissed without further investigation within thirty (30) days, then Borrowers shall (concurrently with notice thereof) give notice of such charges to Agent's and upon Agent's request, Borrowers shall exclude from the debt service rents from said tenant or resident.

            Section 7.20 Anti-Terrorism and Anti-Money Laundering Compliance.

            (a) Compliance with Anti-Terrorism Laws. Borrowers covenant to Agent and Lender that they shall not be, and, after making due inquiry, that no Person who owns a controlling interest in or otherwise controls Borrowers shall be, (i) listed on the Lists; or (ii) a Designated Person. Borrowers also shall require, and shall take reasonable measures to ensure compliance with the requirement, that no Person who owns any other direct interest in Borrowers shall be listed on any of the Lists or is or shall be a Designated Person. This Section 7.20 shall not apply to any Person to the extent that such Person's interest in the Borrowers is through a U.S. Publicly-Traded Entity. Borrowers shall not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto

            (b) Compliance by Interest Holders. Borrowers shall require each Person that proposes to become a partner, member or shareholder in Borrowers after the date hereof and that is not a U.S. Publicly-Traded Entity to sign, and to deliver to Borrowers (and Borrowers shall deliver to Agent), (i) an Interest Holder Certification and Agreement, substantially in the form attached as Exhibit B ("INTEREST HOLDER AGREEMENT") and (ii) if requested by Agent, Borrowers shall deliver to Agent a schedule of the name, legal domicile address and (for entities) place of organization of each holder of a direct or indirect legal or beneficial interest in Borrowers.

            (c) Anti-Terrorism Policies. Borrowers agree, if required by applicable Law or by Agent (in Agent's reasonable discretion), to adopt and maintain adequate policies, procedures and controls to ensure that it is in compliance with all Anti-Terrorism Laws and related government guidance (such policies, procedures and controls are collectively referred to in this Agreement as "BORROWER ANTI-TERRORISM POLICIES"). Borrowers further agree, if required by applicable Law or by Agent (in Agent's reasonable discretion), to make the Borrower Anti-Terrorism Policies, and the respective policies, procedures and controls for Persons who are or are to become partners, members or shareholders in Borrowers (such policies, procedures and controls are collectively referred to as "INVESTOR ANTI-TERRORISM POLICIES"), together with the information collected thereby concerning Borrowers and such partners, members or shareholders (but not information about indirect members that do not have the power to direct the management or policies of Borrowers, whether through the ownership of voting stock, agreement or otherwise), available to Agent and Lenders for review and inspection by Agent and Lenders from time to time during normal business hours and upon reasonable prior notice, and Borrowers agree to deliver copies of the same to Agent from time to time upon request. Agent and Lender will keep the Borrower Anti-Terrorism Policies and the Investor Anti-Terrorism Policies, and the information collected thereby, confidential subject to customary exceptions for legal process, auditors, regulators, or as otherwise reasonably required by Agent and Lender for enforcement of its rights and/or in connection with reasonable business use in the management, administration and disposition of its assets and investments. Borrowers consent to the disclosure to U.S. regulators and law enforcement authorities by Agent or Lender or any of their affiliates or agents of such information about Borrowers and the owners of direct and indirect interests in Borrowers that Agent or Lender reasonably deems necessary or appropriate to comply with applicable Anti-Terrorism Laws and Anti-Money Laundering Laws.

            (d) Funds Invested in Borrowers. Borrowers covenant that they will, if required by applicable Law or by Agent (in Agent's reasonable discretion) take Anti-Money Laundering Measures in accordance with Anti-Money Laundering Laws with respect to each holder of a direct or indirect interest in any Borrower.

            (e) Borrower Compliance with Anti-Money Laundering Laws. Borrowers covenant to Agent and Lender that they shall, if required by applicable Law or by Agent (in Agent's reasonable discretion) take reasonable measures appropriate to the circumstances, to ensure that Borrowers are in compliance with all current and future Anti-Money Laundering Laws and laws, regulations and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

            (f) Notification of Agent; Quarantine Steps. Borrowers shall (unless expressly prohibited from doing so by court order or applicable Law) notify Agent and Lenders if Borrowers obtain actual knowledge that any holder of a direct or indirect interest in any Borrower, or any director, manager or officer of any of such holder, (i) has been listed on any of the Lists, (ii) has become a Designated Person, (iii) is under investigation by any governmental authority for, or has been charged with or convicted of, money laundering drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of the BSA, (iv) has been assessed civil penalties under any Anti-Money Laundering Laws, or (v) has had funds seized or forfeited in an action under any Anti-Money Laundering Laws.

            Section 7.21 Employees.

            No Borrower shall have any employees while any portion of the Loan is outstanding.

            Section 7.22 Reserved.

            Section 7.23 Representations and Warranties.

            Borrowers will cause all representations and warranties to remain true and correct all times during the term of this Agreement and while any portion of the Loan remains outstanding.

            Section 7.24 Cooperation.

            Borrowers acknowledge that Lender and its successors and assigns may, subject to Section 12.1 herein (a) sell, transfer or assign this Agreement, the Note and the other Loan Documents to one or more investors as a whole loan, in a rated or unrated public offering or private placement, (b) participate the Loan to one or more investors in a rated or unrated public offering or private placement, (c) deposit the Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets in a rated or unrated public offering or private placement, or (d) otherwise sell the Loan or interest therein to investors in a rated or unrated public offering or private placement (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "SECONDARY MARKET TRANSACTIONS"). Borrowers shall, at Lenders' expense, cooperate in good faith with Agent and Lender in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements reasonably imposed by the participants involved in any Secondary Market Transaction (including without limitation, an institutional purchaser, participant or investor) including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel reasonably acceptable to such other purchasers, participants or investors may reasonably require; provide, however, that Borrowers shall not be required to modify any documents evidencing or securing the Loan which would (i) modify the interest rate payable under the Note, (ii) modify the stated maturity of the Note, (iii) modify the amortization of principal of the Note, (iv) modify or conflict with any other material terms or covenants of the Loan, or (vi) increase the Borrower's liability or obligations under the Loan Documents. Borrower's shall provide such information and documents relating to Borrowers, Loan Parties, the Projects and the Operators as Agent or a Lender may reasonably request. Lender agrees to reimburse Borrowers for all reasonable out-of-pocket expenses incurred by Borrowers in connection with the cooperation by Borrowers with Agent and Lenders to affect a Secondary Market Transaction, as provided herein. Borrowers acknowledge that certain information regarding the Loan and the Loan Parties and the Projects may be included in a private placement memorandum, prospectus or other disclosure documents. Any financial institution which becomes party to this Agreement as a Lender pursuant to a Secondary Market Transaction shall be an Institutional Lender. "INSTITUTIONAL LENDER" means any of the following: (i) a commercial bank having a combined capital and surplus of at least $500,000,000; (ii) a savings and loan association or savings bank having a combined capital and surplus of at least $500,000,000; (iii) a finance company, insurance company or other financial institution, investment company or fund, including a pension fund (whether a corporation, partnership, trust or other entity), that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $500,000,000; and (iv) any wholly-owned subsidiary (directly or indirectly) of any of the foregoing which has a net worth or net asset value of at least $250,000,000 as shown on such entity's most recently prepared financial statements. No Institutional Lender shall purchase any Term Loan Commitment that is less than $5,000,000.

            Section 7.25 Management Agreements/Operating Leases.

            Borrowers shall not, without the prior written consent of Agent, amend or terminate or permit the amendment or termination of any Management Agreement, except as otherwise expressly permitted by Section 9.9 herein. Borrowers shall not, without the prior written consent of Agent, amend or terminate or permit the amendment or termination of any Operating Lease, except as otherwise expressly permitted by Section 9.9 herein

            Section 7.26 Financial Covenants.

            (a) Commencing on September 30, 2005 and as of the last day of each calendar quarter thereafter, the average daily occupancy for the Projects for any such calendar quarter shall be greater than ninety percent (90%) of the average daily occupancy at the Projects for the three (3) month period immediately preceding the Closing. "OCCUPANCY" under this Section 7.26(a) shall mean beds occupied by a resident at any Project and paying at least applicable Medicare, Medicaid or insurance reimbursable rates.

            (b) Commencing on September 30, 2005 and as of the last day of each calendar quarter thereafter through June 30, 2006, the Debt Service Coverage Ratio (as determined by Agent) shall equal or exceed 1.15:1.00. Commencing on September 30, 2006 and on the last day of each subsequent calendar quarter during the term of the Loan, the Debt Service Coverage Ratio (as determined by Agent) shall equal or exceed 1.3:1.0.

            (c) Commencing on September 30, 2005 and as of the last day of each calendar quarter through December 31, 2005, the Project Yield (as determined by Agent) shall equal or exceed eight and one-half percent (8.5%). Commencing on September 30, 2006 and as of the last day of each calendar quarter through June 30, 2007, the Project Yield (as determined by Agent) shall equal or exceed eleven percent (11%). Commencing on September 30, 2007 and commencing on the last day of each calendar quarter thereafter during the term of the Loan, the Project Yield (as determined by Agent) shall equal or exceed thirteen percent (13%).

            Notwithstanding anything contained herein to the contrary, no Pool B Project shall be included as a "PROJECT" for purposes of measuring Debt Service Coverage Ratio, Project Yield and average Occupancy under this Section 7.26, until such time as such Pool B Project has been owned by the applicable Borrower for not less than the three (3) calendar month period ending on the applicable measurement date hereunder.

            If Borrowers do not satisfy a Project Yield or Debt Service Coverage Ratio requirement set forth in this Section 7.26, then, within ten (10) days thereafter, Borrowers shall either deposit with Agent a letter of Credit (each, an "LC") or pay down the principal balance of the Loan, in each case in an amount necessary to meet such Project Yield requirement or Debt Service Coverage Ratio requirement, as applicable. Solely for the purpose of calculating the amount necessary to be paid or deposited under the immediately preceding sentence to cure a Debt Service Coverage Ratio default, payments of interest for the period of determination shall be recalculated as though the outstanding principal balance of the Loan as of the first (1st) day of such period was reduced by the amount of any payment or deposit made by Borrower pursuant to this Section 7.26. The LC and Replacement LC (as hereinafter defined) shall (a) be unconditional and non-documentary (meaning free of any conditions whatsoever); (b) be payable in whole or in part up to its face amount upon presentation of Agent's sight draft; (c) be issued by a domestic U.S. Bank with a long term credit rating of A or better by Standard & Poor's (or any successor thereto) and otherwise acceptable to Agent in its reasonable discretion; and (d) expire no earlier than twelve (12) months after the date of issuance and shall provide that the LC and/or Replacement LC shall be automatically and continuously renewed for successive twelve (12) month periods at least thirty
(30) days prior to each expiration or renewal date, until such time as the Indebtedness is paid in full and all obligations under the Loan Documents are satisfied in full (the foregoing conditions set forth in (a)-(d) are collectively referred to herein as the "LETTER OF CREDIT CONDITIONS"). Agent shall be entitled to apply the proceeds of the LC to the Indebtedness pursuant to Section 7.27 herein, in such order as Agent may elect in its sole discretion.

            In the event that Borrowers elect to deposit an LC with Agent as aforesaid, Agent shall hold such LC as security for the obligations under the Loan Documents. If Borrowers shall satisfy the Project Yield and Debt Service Coverage Ratio requirements set forth in this Section 7.26 for two (2) consecutive calendar quarters at any time after depositing such LC (without taking into account the LC deposited with Agent for purposes of measuring such financial covenants), and provided no monetary default, material non-monetary default or Event of Default then exists hereunder or under any of the other Loan

Documents, Agent shall return the LC to Borrowers (less any amounts applied by Agent to the Obligations, as provided herein).

            Section 7.27 LC.

            Agent shall be entitled to draw on the LC (i) upon the occurrence of an Event of Default under any of the Loan Documents or (ii) if the LC is not renewed or extended at least thirty (30) days prior to its then current expiration or renewal date. Proceeds from the LC shall be applied by Agent to the Indebtedness in such manner as Agent may elect in its sole discretion.

            Section 7.28 Cure Amounts.

            On or before April 30, 2005, Borrowers shall provide Agent with reasonably satisfactory evidence that the parties set forth on Exhibit J attached hereto were paid all amounts required to be paid thereto pursuant to that certain Bankruptcy Order dated September 30, 2004 Approving Debtors' Motion to (I) Establish Bidding Procedures in Connection With the Sale of Certain Senior Living Facilities; (II) Approve "Break-Up Fee;" (III) Schedule Bid Deadline, Auction Date, and Sale Hearing and Approve Notice Thereof; and (IV) Approve Procedures to Fix Cure Amounts Related to Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and Approving Notice Thereof.

            Section 7.29 Project Covenants.

            (a) At all times on and after a Pool B Funding (if any) with respect to the Oklahoma Christian Project, if any air conditioners or other HVAC equipment at the Oklahoma Christian Project contain ozone depleting substances, Borrowers shall cause all servicing of such equipment to be performed by a license contractor in a good and workmanlike manner and in compliance with applicable Law.

            (b) Borrowers shall cause any servicing of any air conditioners or other HVAC equipment at the Skyline Project containing ozone depleting substances to be performed by a licensed contractor in a good and workmanlike manner and in compliance with applicable Law.

            Section 7.30 Replacement LC.

            Borrowers may deposit with Agent cash or a letter of credit (the "REPLACEMENT LC"), each in the amount of $10,000,000 (less any amounts actually expended by Borrowers in respect of the Capital Improvements prior to depositing cash or such Replacement LC), which Replacement LC shall satisfy all Letter of Credit Conditions. Following receipt of such cash or Replacement LC pursuant to the immediately preceding sentence, the Limited Guaranty shall, absent a monetary default, non-monetary default or an Event of Default hereunder or under any of the other Loan Documents and provided that Agent has not commenced the exercise of any of its rights or remedies under the Limited Guaranty, automatically terminate without further acknowledgment or agreement by Lender or Agent, and Guarantor shall thereafter have no further liability with respect to the Limited Guaranty.

            Agent shall hold any Replacement LC or cash (and no interest shall be payable thereon) deposited under this Section 7.30 as security for the obligations under the Loan Documents and provided no monetary default, material non-monetary default or Event of Default then exists hereunder or under any of the other Loan Documents, and provided further, that Borrowers have caused the Completion on or before the Completion Date, Agent shall return the LC or cash deposited under this Section 7.30 to Borrowers (less any amounts applied by Agent to the Obligations, as provided herein).

            Agent shall be entitled to draw on the Replacement LC (i) upon the occurrence of an Event of Default under any of the Loan Documents or (ii) if the Replacement LC is not renewed or extended at least thirty (30) days prior to its then current expiration or renewal date. Proceeds from the Replacement LC shall be applied by Agent to the Indebtedness in such manner as Agent may elect in its sole discretion.

                                  ARTICLE VIII
                               HEALTH CARE MATTERS

            Section 8.1 Healthcare Laws.

            (a) Without limiting the generality of any other provision of this Agreement, each Borrower and each Operator and their employees and contractors (other than contracted agencies) in the exercise of their duties on behalf of any Borrower and Operators (with respect to its operation of the Projects) shall be in compliance with all applicable Laws relating to patient healthcare and/or patient healthcare information, including without limitation the Health Insurance Portability and Accountability Act of 1996, as amended, and the rules and regulations promulgated thereunder ("HIPAA") (collectively, "HEALTHCARE LAWS")). Each Borrower and each Operator has maintained and shall continue to maintain in all material respects all records required to be maintained by any Governmental Authority or otherwise under the Healthcare Laws and there are no presently existing circumstances which would result or likely would result in material violations of the Healthcare Laws. Each Borrower and each Operator has and will maintain all Governmental Approvals necessary under applicable Laws to own and/or operate the Projects, as applicable (including such Governmental Approvals as are required under such the Healthcare Laws).

            (b) If (i) any Borrower or any Operator is a "covered entity" within the meaning of HIPAA or (ii) any Borrower or any Operator (with respect to its operation of the Projects) is subject to the "Administrative Simplification" provisions of HIPAA, then such Person(s) (x) have undertaken or will promptly undertake all necessary surveys, audits, inventories, reviews, analyses and/or assessments (including any necessary risk assessments) of all areas of its business and operations required by HIPAA and/or that could be adversely affected by the failure of such Person(s) to be HIPAA Compliant (as defined below); (y) has developed or will promptly develop a detailed plan and time line for becoming HIPAA Compliant (a "HIPAA COMPLIANCE PLAN"); and (z) has implemented or will implement those provisions of such HIPAA Compliance Plan in all material respects necessary to ensure that such Person(s) are or become HIPAA Compliant. For purposes hereof, "HIPAA COMPLIANT" shall mean that each Borrower and each Operator, as applicable (A) are or will be in compliance with each of the applicable requirements of the so-called "Administrative Simplification" provisions of HIPAA on and as of each date that any part thereof, or any final rule or regulation thereunder, becomes effective in accordance with its or their terms, as the case may be (each such date, a "HIPAA COMPLIANCE DATE") if and to the extent Borrower and each Operator are subjected to such provisions, rules or regulations, and (B) are not and could not reasonably be expected to become, as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that could reasonably be expected to adversely affect any Borrower's or any Operator's business, operations, assets, properties or condition (financial or otherwise), in connection with any actual or potential violation by any Borrower or any Operator of the then effective provisions of HIPAA.

            (c) If required under applicable Law, each Borrower and each Operator has and shall maintain in full force and effect a valid certificate of need ("CON") or similar certificate, license, or approval issued by the State Regulator for the requisite number of beds and units in the Projects (as shown on Exhibits A-1 through A-11 attached hereto), and a provider agreement or other required documentation of approved provider status for each provider payment or reimbursement program listed in Exhibit E hereto, if applicable. All required Government Approvals necessary for operation of the Projects are listed on Exhibit F hereto (collectively with the CON, if applicable, the "LICENSES"). Borrower and each Operator shall operate the Projects in a manner such that the Licenses shall remain in full force and effect. True and complete copies of the Licenses have been, or will be, pursuant to the terms of the Post Closing Agreement, delivered to Agent.

            Section 8.2 Representations, Warranties and Covenants Regarding Healthcare Matters.

            Each Borrower represents, warrants covenants and agrees with Agent and Lenders that:

            (a) Borrowers, together with each Operator are using and operating the Projects as assisted living, skilled nursing facilities and/or independent senior housing and/or Alzheimer's facilities, having the number of beds/units as set forth in Exhibits A-1 through A-11 attached hereto (as modified from time to time with Agent's consent).

            (b) All Licenses necessary or desirable for using and operating the Projects for the uses described in Section 8.2(a) above are held by Borrowers and each Operator in the name of the applicable Borrower and each Operator as required under applicable law, and are in full force and effect, including, if applicable, the CON.

            (c) The Licenses:

                  (i) Are not now and will not be pledged as collateral security for any loan or indebtedness, other than the Loan; and

                  (ii) Shall continue in full force and effect throughout the term of the Loan and are held free and will remain free from restrictions or known conflicts which would materially impair the use or operation of the Projects for the uses described in Section 8.2(a) above, and shall not be provisional, probationary or restricted in any way (except for the provisional or probationary licenses issued at Closing pursuant to applicable Law, which licenses shall not be provisional or probationary for more than sixty (60) days after the Closing (or longer, if in Agent's reasonable discretion such longer period of time is usual and customary under the applicable state's licensing laws related to change of ownership).

            (d) No Borrower or any Operator shall do (or suffer to be done) any of the following:

                  (i) Rescind, withdraw, revoke, amend, modify, supplement, or otherwise alter the nature, tenor or scope of the Licenses for the Projects without Agent's consent;

                  (ii) Amend or otherwise change any Project's authorized
            units/beds capacity and/or the number of units/beds approved by the State Regulator; except that, subject to Agent's consent, Borrowers may change the allocation of beds/units between assisted living, independent living and skilled nursing;

                  (iii) Replace or transfer all or any part of any Project's units or beds to another site or location; or

                  (iv) Voluntarily transfer or encourage the transfer of any resident of any Project to any other facility, unless such transfer is at the request of the resident or is for reasons relating to the health, required level of medical care or safety of the resident to be transferred.

            (e) If and when any Borrower or any Operator participates in any Medicare or Medicaid or other Third-Party Payor Programs with respect to any Project, the Project will remain in compliance with all requirements for participation in Medicare and Medicaid, including the Medicare and Medicaid Patient Protection Act of 1987, as it may be amended, and such other third party payor programs. Each Project is and will remain in conformance in all material respects with all insurance, reimbursement and cost reporting requirements, and, if applicable, have a current provider agreement that is in full force and effect under Medicare and Medicaid.

            (f) There is no, and during the term of the Loan there shall be no, threatened, existing or pending revocation, suspension, termination, or nonrenewal affecting any Borrower, any Operator or any Project or any participation or provider agreement with any third-party payor, including Medicare, Medicaid, Blue Cross and/or Blue Shield, and any other private commercial insurance managed care and employee assistance program (such programs, the "THIRD-PARTY PAYOR PROGRAMS") to which any Borrower or any Operator may presently be subject with respect to any Project, or at any time hereafter is subject. There is no, and during the term of the Loan there shall be no threatened, existing or pending probation, restriction or limitation affecting any Borrower, any Operator or any Project or any Third-Party Payor Program to which any Borrower or any Operator may presently be subject with respect to any Project, or at any time hereafter is subject, which probation, restriction or limitation results from a Material Regulatory Violation or would result in a Material Adverse Change. No Borrower or no Operator, other than in the normal course of business, shall change the terms of any of the Third-Party Payor Programs now or hereinafter in effect or their normal billing payment or reimbursement policies and procedures with respect thereto (including the amount and timing of finance charges, fees and write-offs). Notwithstanding the foregoing, any Borrower or any Operator may voluntarily withdraw from or terminate any Third-Party Payor Program to which any Borrower or any Operator may be subject to with respect to any Project. All Medicaid, Medicare and private insurance cost reports and financial reports submitted by any Borrower or any Operator, if any, are and will be materially accurate and complete and have not been and will not be misleading in any material respects. No cost reports for any Project remain open or unsettled.

            (g) None of any Borrower, any Project or, to any Borrower's knowledge, any Operator is or will be the subject of any proceeding by any Governmental Authority, and no notice of any Material Regulatory Violation has been or will be issued by a Governmental Authority that would, directly or indirectly, or with the passage of time:

                  (i) Have a material adverse impact on Borrowers' or each
            Operator's ability to accept and/or retain patients or residents or operate the Projects for their current use or result in the imposition of a fine, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible patients or residents;

                  (ii) Modify, limit or annul or result in the transfer,
            suspension, revocation or imposition of probationary use of any of the Licenses; or

                  (iii) If applicable, affect any Borrower's or any Operator's continued participation in the Medicaid or Medicare programs or any other of the Third-Party Payor Programs, or any successor programs thereto, at then current rate certifications.

            (h) No Material Regulatory Violation has occurred at any Project, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against any Project, Borrower or Operator or against any officer, director, partner, member or stockholder of any Borrower or any Operator, by any Governmental Authority during the last five calendar years, and there have been no violations over the past five years which have threatened any Project's, any Operator's or any Borrower's certification for participation in Medicare or Medicaid or the other Third-Party Payor Programs except as described in Exhibit 8.2.

            (i) There are no current, pending or outstanding Medicaid, Medicare or Third-Party Payor Programs reimbursement audits or appeals pending at the Projects, and there are no years that are subject to audit except as described in Exhibit 8.2.

            (j) There are no current or pending Medicaid or Medicare or Third-Party Payor Programs recoupment efforts at the Projects. No Borrower or no Operator is a participant in any federal program whereby any Governmental Authority may have the right to recover funds by reason of the advance of federal funds, including those authorized under the Hill-Burton Act (42 U.S.C. 291, et seq.), as it may be amended.

            (k) Other than the form agreements delivered to Agent prior to the date hereof, there are no and there will remain no patient or resident care agreements with patients or residents which deviate in any material adverse respect from one of the form agreements which have been delivered to and approved by Agent pursuant to Section 4.2 of this Loan Agreement.

            (l) In the event any Management Agreement is terminated or in the event of foreclosure or other acquisition of the Projects by Agent or its designee or any purchaser at a foreclosure sale or by acceptance of a deed in lieu of foreclosure, except for the Barton Stone Project and the Oklahoma Christian Project, Borrowers, Agent, any subsequent manager or operator or any subsequent purchaser need not obtain a CON prior to applying for and receiving Medicare or Medicaid payments.

            (m) To Borrowers' knowledge, all patient or resident records at each Project, including patient or resident trust fund accounts, are true and correct in all material respects, and will remain true and correct in all material respects.

            Section 8.3 Cooperation.

            From time to time, upon the reasonable request of Agent, after the occurrence of an Event of Default hereunder or under the other Loan Documents, Borrowers shall, and shall cause Operators to complete, execute and deliver to Agent and Lenders any applications, notices, documentation, and other information necessary or desirable, in Agent's judgment, to permit Agent or its designee (including a receiver) to obtain, maintain or renew any one or more of the Licenses for the Projects (or to become the owner of the existing Licenses for the Projects) and to the extent permitted by applicable Laws to obtain any other provider agreements or Governmental Approvals then necessary or desirable for the operation of the Projects by Agent or its designee for their current use (including, without limitation, any applications for change of ownership of the existing Licenses or change of control of the owner of the existing Licenses). To the extent permitted by applicable Laws, (i) Agent is hereby authorized (without the consent of Borrowers or Operators) to submit any such applications, notices, documentation or other information which Borrowers caused to be delivered to Agent in accordance with the above provisions to the applicable Governmental

Authorities, or to take such other steps as Agent may deem advisable to obtain, maintain or renew any License or other Governmental Approvals in connection with the operation of the Projects for their current use, and Borrowers agree to cooperate and to cause Operators to cooperate with Agent in connection with the same and (ii) Borrowers, upon demand by Agent, shall take any action and cause Operators to take any action necessary or desirable, in Agent's sole judgment, to permit Agent or its designee (including a receiver) to use, operate and maintain the Projects for their current use. If Borrowers fail to comply with the provisions of this Section 8.3 for any reason whatsoever, Borrowers hereby irrevocably appoint Agent and its designee as Borrowers' attorney-in-fact, with full power of substitution, to take any action and execute any documents and instruments necessary or desirable in Agent's sole judgment to permit Agent or its designee to undertake Borrowers' obligations under this Section 8.3, including obtaining any Licenses or Governmental Approvals then required for the operation of the Projects by Agent or its designee for their current use. The foregoing power of attorney is coupled with an interest and is irrevocable and Agent may exercise its rights thereunder in addition to any other remedies which Agent may have against Borrowers, any Loan Party or Principal as a result of a Borrower's breach of the obligations contained in this Section 8.3.

            Section 8.4 Attorneys General.

            The offices of the Attorneys General for the states of Colorado, Iowa and Texas have each delivered to Borrowers (and Borrowers have delivered to Agent) a letter stating that each such Attorney General has no objection to the transaction contemplated by the Asset Purchase Agreement as it relates to each of their respective states. The offices of the Attorneys General for the states of Florida, Missouri, Indiana and Kansas have verbally stated to Borrowers that they have no objection to the transaction contemplated by the Asset Purchase Agreement as it relates to each of their respective states.

            Section 8.5 Patient Funds Accounts.

            Any patient funds accounts at the Projects will be delivered to Borrowers at the closing together with original records related thereto.

            Section 8.6 Assignment and Assumption of Provider Agreements.

            The skilled nursing facilities at the Projects are duly certified to participate and shall participate in the Medicare and Medicaid programs; provided, however, the Foxwood Springs Project does not participate in the Medicare program and Skyline Pines Care Center at Village at Skyline does not participate in the Medicaid Program. The parties acknowledge that neither any Borrower nor Operator is applying for new Medicare certification for the Projects, and Operator shall assume the existing Medicare provider numbers (the "PROVIDER NUMBERS") in effect for each applicable Project and shall, in connection therewith, enter into new provider agreements ("PROVIDER AGREEMENTS"), fully executed true and complete copies of which shall be delivered to Agent on or before April 15, 2005. Operator has also taken substantially all steps necessary for the Projects to participate in the applicable Medicaid programs and shall, upon receipt of each applicable license, complete such enrollment as soon as reasonably possible. Agent has received copies of any correspondence or other documentation evidencing the assignment of the Provider Numbers to Operator and enrollment in the Medicaid programs. Operator is or will be at the time of Closing, in substantial compliance with all of the terms, conditions, and provisions of the Program Agreements, as well as state and federal laws, rules, and regulations related thereto.

            None of the Projects is subject to any lawsuits, proceedings, actions, arbitrations, governmental investigations, claims, inquiries, or proceedings pending or, to the knowledge of Borrowers, threatened, involving or related to the Program Agreements or the Provider Numbers, and no Borrower knows of any liabilities for contractual adjustments, discounts, refunds, and other offsets in connection with the Program Agreements or the Provider Numbers, and no Borrower knows of any basis therefore.

                                   ARTICLE IX
                                EVENTS OF DEFAULT

            Each of the following shall constitute an Event of Default:

            Section 9.1 Payments.

            Failure of Borrowers to pay within five (5) days after the date when due any of the payment obligations of Borrowers due under the Loan Documents, or Borrowers' failure to pay the Loan at the Maturity Date, whether by acceleration or otherwise.

            Section 9.2 Certain Covenants.

            Borrowers' failure to (a) maintain insurance as required under
Section 3.1 of this Agreement; (b) maintain its status as a Single Purpose Entity as required by Section 7.7; (c) permit inspections as required by Section
7.1 (d) strictly comply with the provisions of Section 7.2(a), (d) strictly comply with the provisions of Section 8.1(c) (licenses and other matters)
Section 8.2(b) and (c) (licenses) Section 7.21 (employees), Section 7.25 (Management Agreements), and Section 7.26 (financial covenants).

            Section 9.3 Sale, Encumbrance, Etc.

            The sale, transfer, conveyance, pledge, mortgage or assignment of any part or all of any Project, or any interest therein, or of any interest in any Loan Party, in violation of Section 7.2 of this Agreement.

            Section 9.4 Covenants.

            Borrowers' failure to perform or observe any of the agreements and covenants contained in this Agreement or in any of the other Loan Documents, and the continuance of such failure for ten (10) days after notice by Agent to Borrowers; however, subject to any shorter period for curing any failure by Borrowers as specified in any of the other Loan Documents, Borrowers shall have an additional thirty (30) days to cure such failure if (a) such failure does not involve the failure to make payments on a monetary obligation;

(b) such failure cannot reasonably be cured within ten (10) days; (c) Borrowers commenced to cure such failure promptly after written notice thereof and are diligently undertaking to cure such default, and (d) Borrowers have provided Agent with security reasonably satisfactory to Agent against any interruption of payment or impairment of collateral as a result of such continuing failure; provided, that the notice and cure provisions of this Section 9.4 do not apply to the Events of Default described in any other section of this Article IX.

            Section 9.5 Representations and Warranties.

            Any representation or warranty made in any Loan Document proves to be untrue in any material respect when made or deemed made.

            Section 9.6 Other Encumbrances.

            Any default under any document or instrument, other than the Loan Documents, evidencing or creating a Lien on any Project or any part thereof that is not expressly permitted by this Agreement.

            Section 9.7 Involuntary Bankruptcy or Other Proceeding.

            Commencement of an involuntary case or other proceeding against Borrowers, any Loan Party or any Operator (each, a "BANKRUPTCY PARTY") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of sixty (60) days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

            Section 9.8 Voluntary Petitions, etc.

            Commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing.

            Section 9.9 Default Under Management Agreement.

            The termination or expiration of any Management Agreement or Operating Lease or the occurrence of a default and the expiration of any cure period applicable thereto under any Management Agreement or Operating Lease shall constitute an immediate Event of Default hereunder unless (A)(x) any such termination or default results from a breach by Operator under a Management Agreement or an Operating Lease or
(y) either party thereto permits a Management Agreement or an Operating Lease to expire by its terms (provided that the original term of such Operating Lease or Management Agreement is at least three (3) years), or (z) a Borrower terminates the Management Agreement pursuant to such Borrower's termination rights under
Section 12 thereunder and (B) in all cases, each of the following conditions are satisfied in full: (i) all debt service payments and all other amounts due under the Loan Documents are paid current at all times during the Replacement Period (regardless of whether or not there is available revenue from the Projects to make such payments), (ii) Borrowers remove and dispossess the Operator with respect to the Project (the "MANAGEMENT TERMINATION PROJECT") subject to a defaulted or terminated Management Agreement and/or Operating Lease and install a new operator (the "REPLACEMENT OPERATOR") to operate the Management Termination Project within ninety (90) days (the "REPLACEMENT PERIOD") of any such Management Agreement or Operating Lease termination or default (which Replacement Operator shall be acceptable to Agent in its reasonable discretion),
(iii) not later than the end of the Replacement Period, Borrowers cause such Replacement Operator to execute a management agreement or lease (such management agreement or lease is referred to herein as the "REPLACEMENT OPERATING AGREEMENT") in a form substantially similar to the applicable Management Agreement and/or Operating Lease and otherwise acceptable to Agent in its reasonable discretion, (iv) concurrently with the execution of the Replacement Operating Agreement, Borrowers cause Replacement Operator to execute and deliver to Agent a subordination agreement substantially similar to the Management Subordination Agreements or Lease Subordination Agreements, as applicable and otherwise acceptable to Agent in its sole discretion, (v) not later than the end of the Replacement Period, the licenses required to operate the Management Termination Project as a retirement community including skilled, assisted and independent living units, as applicable, have been unconditionally transferred from the applicable Operator to Replacement Operator in accordance with applicable Laws (or Replacement Operator otherwise possesses such licenses),
(vi) Borrowers pay all of Agent's and Lender's reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees) in connection with the matters set forth in this Section 9.9, (vii) on a bi-weekly basis during the pendency of the Replacement Period, Borrowers furnish Agent with a detailed written statement summarizing the then current status of Borrowers' attempt to remove and dispossess Operator and appoint a Replacement Operator, and otherwise comply with the terms of this Section 9.9, (viii) Borrowers at all times during the Replacement Period take such additional action and/or execute such additional documents (and/or cause Replacement Operator to take such additional action and/or execute such additional documents, as applicable) as Agent may reasonably require in connection with the matters set forth in this Section 9.9, and (ix) no monetary default, material non-monetary default or Event of Default has occurred and is continuing hereunder or under any of the other Loan Documents. Borrowers' failure to satisfy each term and condition contained in this Section 9.9 shall constitute an immediate Event of Default hereunder and shall entitle Agent to immediately execute all of its rights and remedies available against Borrowers, each Loan Party and the Projects.

            If Borrowers satisfy all of the terms and conditions set forth in the preceding paragraph by the end of the Replacement Period, except for the transfer of licenses in clause (v) above, the Replacement Period shall be extended for an additional sixty (60) days (or longer, subject to Agent's reasonable discretion) provided that (a) no monetary default, non-monetary default or Event of Default has occurred and is continuing hereunder or under any of the other Loan Documents, (b) Borrowers are diligently prosecuting all available rights under the Management Agreement and applicable Laws to effectuate transfer of the licenses to Replacement Operator, (c) Borrower have provided Agent with reasonably acceptable evidence that the applicable Governmental Approvals with respect to the transfer of the licenses to Replacement Operator will be forthcoming by the end of the Replacement Period (as extended) and (d) all of the other terms and conditions contained in this
Section 9.9 remain satisfied during such additional sixty (60) day period (or longer, subject to Agent's and reasonable discretion).

            Section 9.10 False Reports.

            Any statement, report or certificate made or delivered to Agent by Borrowers or any Loan Party or any Operator is not materially true and complete when made or delivered.

            Section 9.11 Reserved.

            Section 9.12 Money Laundering.

            (a) Any Loan Party is listed on the Lists or (i) is convicted or
(ii) pleads nolo contendere to charges involving money laundering or predicate crimes to money laundering.

            (b) Any Borrower or Loan Party is charged with crimes involving money laundering or predicate crimes to money laundering, and such Borrower does not, within thirty (30) days, obtaining the dismissal of such charges without further investigation.

            (c) If an Operator under any Operating Lease or Management Agreement is listed on the Lists or (i) is convicted, or (ii) pleads nolo contendere to charges involving money laundering or predicate crimes to money laundering, and proceeds from the rents of such tenant are used to pay debt service and Borrowers fail to give Agent such representations and verifications as Agent shall reasonably request that such rents are not being used to pay debt service.

            Section 9.13 Loan Documents.

            The occurrence of a default under any of the other Loan Documents, which continues uncured beyond any applicable notice and grace periods provided under such Loan Document, or the occurrence of an "Event of Default" as defined in any other Loan Document.

                                   ARTICLE X
                                    REMEDIES

            Section 10.1 Remedies - Insolvency Events.

            Upon the occurrence of any Event of Default described in Section 9.7 or 9.8, the obligations of Lender to advance amounts hereunder shall immediately terminate, and all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrowers; however, if the Bankruptcy Party under Section 9.7 or 9.8 is other than a Borrower, then all amounts due under the Loan Documents shall become immediately due and payable at Lender's election, in Agent's sole discretion.

            Section 10.2 Remedies - Other Events.

            Except as set forth in Section 10.1 above, while any Event of Default exists, Agent may (a) by written notice to Borrowers, declare the entire Loan to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrowers, (b) terminate the obligation, if any, of Lender to advance amounts hereunder, and
(c) exercise all rights and remedies therefore under the Loan Documents and at law or in equity.

            Section 10.3 Agent's Right to Perform the Obligations.

            If Borrowers shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon Borrowers and without waiving or releasing any other right, remedy or recourse Agent or Lender may have because of such Event of Default, Agent may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrowers, and shall have the right to enter upon the Projects for such purpose and to take all such action thereon and with respect to the Projects as it may deem necessary or appropriate. If Agent shall elect to pay any sum due with reference to the Projects, Agent may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Agent shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Additionally, if any Hazardous Materials (as defined in the Environmental Indemnity) affect or threaten to affect any Project, Agent may (but shall not be obligated to) give such notices and take such actions as it deems necessary or advisable in order to abate the discharge of any Hazardous Materials or remove the Hazardous Materials. In exercising any rights under the Loan Documents or taking any actions provided for therein, Agent may act through its employees, agents or independent contractors as authorized by Agent. Borrowers shall indemnify Agent and Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Agent or Lender pursuant to the provisions of this
Section 10.3, including those arising from the joint, concurrent, or comparative negligence of Agent or Lender, except as a result of Agent or Lender's gross negligence or willful misconduct. All sums paid by Agent or Lender pursuant to this Section 10.3, and all other sums expended by Agent or Lender to which they shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loan, shall be secured by the Loan Documents and shall be paid by Borrowers to Agent upon demand.

                                   ARTICLE XI
                                  MISCELLANEOUS

            Section 11.1 Notices.

            Any notice required or permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 11.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

            If to Borrowers:  Fortress NBA Acquisition LLC
                              c/o Fortress Investment Group LLC
                              1251 Avenue of the Americas, 16th Floor
                              New York, New York  10020
                              Attention: William B. Doniger
                              Facsimile: (212) 798-6070

            With a copy to:   Skadden, Arps, Slate, Meagher & Flom LLP
                              Four Times Square
                              New York, New York  10036
                              Attention: David L. Nagler Esq.
                              Facsimile: (212) 735-2000

            If to Agent       General Electric Capital Corporation
            or Lenders:       Loan No. 70004188
                              2 Bethesda Metro Center, Suite 600
                              Bethesda, Maryland 20814
                              Attention: Manager, Portfolio Management Group
                              Facsimile: (301) 347-3150

          With a copy to:   General Electric Capital Corporation
                            Loan No. 70004188
                            500 West Monroe Street
                            Chicago, Illinois  60661
                            Attention: John Cobb
                            Facsimile: (866) 252-2015

          And a copy to:    GE Commercial Finance, Healthcare Financial Services
                            Loan No. 70004188
                            4314 Shoalwood Avenue
                            Austin, Texas  78756
                            Attention: Diana Pennington, Senior Vice President,
                                       Chief Counsel, Real Estate
                            Facsimile: (866) 221-0433

          And a copy to:    Merrill Lynch Capital, a Division of
                              Merrill Lynch Business Financial Services Inc.
                            222 North LaSalle Street - 18th Floor
                            Chicago, Illinois  60601
                            Attention: Vice President, Portfolio
                            Manager - Healthcare Finance

                            Telephone: 312-499-3128
                            Facsimile: 312-499-3026

          And a copy to:    Merrill Lynch Capital, a Division of
                               Merrill Lynch Business Financial Services Inc.
                            7700 Wisconsin Avenue, Suite 400
                            Bethesda, Maryland  20814
                            Attention: Healthcare Legal
                            Telephone: 301-907-2200
                            Facsimile: 301-907-2205

Notices shall be deemed given when actually delivered, (2) on the first Business Day after deposit with an overnight air courier service for delivery on the next Business Day, or (3) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee (except as otherwise provided in the Security Document), and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Agent or Borrowers, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above, and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 11.1. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

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            Section 11.2 Amendments and Waivers.

            No amendment or waiver of any provision of the Loan Documents shall be effective unless in writing and signed by the party against whom enforcement is sought.

            Section 11.3 Limitation on Interest.

            It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrowers, Agent and Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law, then, notwithstanding anything to the contrary in the Loan
Documents: (a) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note the holder thereof (or, if the Note has been paid in full, refunded to Borrowers); and (b) if maturity is accelerated by reason of an election by Agent or Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Note (or, if the Note has been paid in full, refunded to Borrowers). The terms and provisions of this
Section 11.3 shall control and supersede every other provision of the Loan Documents. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State of Illinois, except that
(1) if at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State of Illinois (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents and (2) to the extent otherwise specified in any of the Loan Documents.

            Section 11.4 Invalid Provisions.

            If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

            Section 11.5 Reimbursement of Expenses; Portfolio Administration
Fee.

            (a) Borrowers shall pay all reasonable out-of-pocket expenses incurred by Agent and Lenders in connection with the Loan, including, without limitation, (i) reasonable out-of-pocket costs and expenses of Agent and Lender in connection with (a) the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein; (b) due diligence with respect to the Collateral and the creation, perfection or protection of Agent's liens in the Collateral (including, without limitation, fees and expenses for title and lien searches, premiums for title insurance and endorsements thereto, amended or replacement Security Documents, Uniform Commercial Code financing statements or other collateral security instruments, title insurance premiums and filing and recording fees, third party due diligence expenses for the Projects plus travel expenses, accounting firm fees, costs of the appraisals and Site Assessments (and the environmental consultant), the engineering reports, audit costs and costs and fees incurred in connection with arranging, setting up, servicing any pledged accounts or similar collateral); (c) the negotiation, preparation, execution and delivery of any amendment, waiver, restructuring, workout or consent relating to any of the Loan Documents, (d) the settlement of or dispute regarding condemnation and casualty awards and (e) the preservation of rights under and enforcement of the Loan Documents and the documents and instruments referred to therein, including any communications or discussions relating to any action that any Borrower shall from time to time request Agent to take, as well as any restructuring or rescheduling of the Loan, (ii) the fees, expenses and other charges of counsel to Agent and the Lender in connection with all of the foregoing, and (iii) all fees and expenses of any servicer appointed by Agent to service and administer the Loan and its counsel (which fees and expenses under this Subsection 11.5(a)(iii) shall be limited to $1,000 for the first twelve (12) months of the Loan term and not more than $1,500 for any twelve (12) month period thereafter). Borrowers shall, within ten (10) days of written request, promptly reimburse Agent and Lender for all amounts expended, advanced or incurred by Agent and Lender to collect the Note, or to enforce the rights of Agent and Lender under this Agreement or any other Loan Document, or to defend or assert the rights and claims of Agent and Lender under the Loan Documents or with respect to the Projects (by litigation or other proceedings), which amounts will include all court costs, reasonable attorneys' fees and expenses, fees of auditors and accountants, and investigation expenses as may be incurred by Agent and Lender in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Agent, all of which shall constitute part of the Loan and shall be secured by the Loan Documents.

            (b) Borrowers shall also pay to Agent on the first (1st) day of each month during the term of the Loan, in addition to all other amounts due under the Loan Documents, the sum of one hundred twenty five and No/100 Dollars ($125) per Project, which Agent shall apply against the cost of the administration of the Loan.

            Section 11.6 Approvals; Third Parties; Conditions.

            All approval rights retained or exercised by Agent or any Lender with respect to leases, contracts, plans, studies and other matters are solely to facilitate Lender's credit underwriting, and shall not be deemed or construed as a determination that Agent or Lender has passed on the adequacy thereof for any other purpose and may not be relied upon by Borrowers or any other Person. This Agreement is for the sole and exclusive use of Agent, Lender and Borrowers and may not be enforced, nor relied upon, by any Person other than Agent, Lender and Borrowers. All conditions of the obligations of Agent or Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Agent and Lender, and their respective successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Agent or Lender, as applicable, at any time in Agent's or Lender's sole discretion.

            Section 11.7 Lender Not in Control; No Partnership.

            None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Agent or Lender the right or power to exercise control over the affairs or management of Borrowers, the power of Agent and Lender being limited to the rights to exercise the remedies referred to in the Loan Documents. The relationship between Borrowers, on the one hand, and Agent and Lender, on the other hand, is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Agent and Lender, on the one hand, and Borrowers, on the other hand, or to create an equity in the Projects in Lender or Agent. Neither Agent nor Lender either undertakes or assumes any responsibility or duty to Borrowers or to any other person with respect to the Projects or the Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents (a) Neither Agent nor Lender is nor shall be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrowers or its stockholders, members, or partners and neither Agent nor Lender intends to ever assume such status; (b) Neither Agent nor Lender shall in any event be liable for any Debts, expenses or losses incurred or sustained by Borrowers; and (c) neither Agent nor Lender shall be deemed responsible for or a participant in any acts, omissions or decisions of Borrowers or their stockholders, members, or partners. Agent, and Lender, on the one hand, and Borrowers, on the other hand, disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Agent and Lender, on the one hand, and Borrowers, on the other hand, or to create an equity in the Projects in Agent or Lender, or any sharing of liabilities, losses, costs or expenses.

            Section 11.8 Time of the Essence.

            Time is of the essence with respect to this Agreement.

            Section 11.9 Successors and Assigns.

            This Agreement shall be binding upon and inure to the benefit of Agent, Lender and Borrowers and the respective successors and assigns of Agent, Lender and Borrowers; provided, that neither any Borrower nor (except as otherwise expressly permitted by this Agreement or any of the other Loan Documents) any other Loan Party shall, without the prior written consent of Agent, assign any rights, duties or obligations hereunder.

            Section 11.10 Renewal, Extension or Rearrangement.

            All provisions of the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan. For portfolio management purposes, Agent and Lender may elect to divide the Loan into two or more separate loans evidenced by separate promissory notes so long as the payment and other obligations of Borrowers are not effectively increased or otherwise modified. Borrowers agree to cooperate with Agent, at Lender's expense, to execute such documents as Agent reasonably may request to effect such division of the Loan.

            Section 11.11 Waivers; Forbearance.

            No advance of Loan proceeds hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make advances nor, in the event Borrower is unable to satisfy any such condition, shall any such advance have the effect of precluding Lender or Agent from thereafter requiring such condition to be satisfied prior to any future advance to which such condition otherwise applies. No course of dealing on the part of Agent or Lender, or their respective officers, employees, consultants or agents, nor any failure or delay by Agent or Lender with respect to exercising any right, power or privilege of Agent or Lender under any of the Loan Documents, shall operate as a waiver thereof. Any forbearance by Agent or Lender in exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Agent's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Agent's or Lender's right to either require prompt payment when due of all other sums so secured or to declare a Potential Default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Agent or Lender shall not be a waiver of Agent's or Lender's right to accelerate the maturity of the Loan, nor shall Agent's or Lender's receipt of any awards, proceeds, or damages under this Agreement or the Security Document operate to cure or waive Borrowers' or any Loan Party's Potential Default in payment of sums secured by any of the Loan Documents.

            Section 11.12 Cumulative Rights.

            Rights and remedies of Agent and Lender under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

            Section 11.13 Singular and Plural.

            Words used in this Agreement and the other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa.

            Section 11.14 Phrases.

            When used in this Agreement and the other Loan Documents, the phrase "including" shall mean "including, but not limited to," the phrase "satisfactory to Agent" or "satisfactory to Lender" shall mean "in form and substance satisfactory to Agent in all respects" or "in form and substance satisfactory to Lender in all respects" (as applicable), the phrase "with Agent's consent", "with Agent's approval", "with Lender's consent" or "with Lender's approval" shall mean such consent or approval at Agent's or Lender's discretion (as applicable), and the phrase "acceptable to Agent" or "acceptable to Lender" shall mean "acceptable to Agent at Agent's sole discretion" or "acceptable to Lender at Lender's sole discretion" (as applicable).

            Section 11.15 Exhibits and Schedules.

            The exhibits and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

            Section 11.16 Titles of Articles, Sections and Subsections.

            All titles or headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

            Section 11.17 Promotional Material.

            Borrowers authorize Agent and Lender to issue press releases, advertisements and other promotional materials in connection with Lender's own promotional and marketing activities, and describing the Loan in general terms or in detail and Lender's and Agents participation in the Loan. All references to Lender or Agent contained in any press release, advertisement or promotional material issued by any Borrower or Affiliate of Borrowers shall be approved in writing by Agent in advance of issuance.

            Section 11.18 Survival.

            All of the representations, warranties, covenants, and indemnities hereunder, and under the indemnification provisions of the other Loan Documents shall survive the repayment in full of the Loan and the release of the liens evidencing or securing the Loan, and shall survive the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Projects to any party, whether or not an Affiliate of Borrowers.

            Section 11.19 WAIVER OF JURY TRIAL.

            TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH BORROWER, AGENT AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR THE PROJECTS (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS AGREEMENT.

            Section 11.20 Waiver of Punitive or Consequential Damages.

            Neither Agent, Lender nor any Borrower shall be responsible or liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loan or the transaction contemplated hereby, including any breach or other Potential Default by any party hereto.

            Section 11.21 Governing Law.

            The laws of the State of Illinois and of the United States of America shall govern the rights and duties of the parties hereto and the validity, construction, enforcement and interpretation of the Loan Documents, except to the extent otherwise specified in any of the Loan Documents.

            Section 11.22 Entire Agreement.

            This Agreement and the other Loan Documents embody the entire agreement and understanding between Agent, Lender and Borrowers and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties. If any conflict or inconsistency exists between the Commitment and this Agreement or any of the other Loan Documents, the terms of this Agreement and the other Loan Documents shall control.

            Section 11.23 Counterparts.

            This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

            Section 11.24 Venue.

            EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT OR LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWERS, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

            Section 11.25 Reserved.

            Section 11.26 Limitation on Liability of Agent's and Lender's Officers, Employees, etc.

            Any obligation or liability whatsoever of Agent or Lender which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of the Agent's or Lender's assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Agent's or Lender's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

            Section 11.27 Effectiveness of Facsimile Documents and Signatures.

            The Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on all parties to the Loan Documents. Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

            Section 11.28 Joint and Several Liability.

            (a) The Indebtedness and all other obligations of Borrowers under the Loan Documents (collectively, the "OBLIGATIONS") shall be the joint and several obligations and liabilities of Borrowers. Hence, each Borrower shall be primarily and directly liable for repayment of the Indebtedness and all other Obligations.

            (b) Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the liability of each Borrower for the Obligations and the liens and security interests granted by Borrowers to secure the Obligations, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Lender and each Borrower agree that if the liability of a Borrower for the Obligations, or any liens or security interests granted by such Borrower securing the Obligations would, but for the application of this sentence, constitute a Fraudulent Conveyance, the liability of such Borrower and the liens and security interests securing such liability shall be valid and enforceable only to the maximum extent that would not cause such liability or such lien or security interest to constitute a Fraudulent Conveyance, and the liability of such Borrower and this Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, "FRAUDULENT CONVEYANCE" means a fraudulent conveyance under Section 548 of the Federal Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

            (c) Agent is hereby authorized, without notice or demand and without affecting the liability of any Borrower hereunder, to, at any time and from time to time, (i) renew, extend or otherwise increase the time for payment of the Obligations; (ii) with the written agreement of any Borrower accelerate or otherwise change the terms relating to the Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by any Borrower and delivered to Agent;
(iii) accept partial payments of the Obligations; (iv) take and hold security or collateral for the payment of the Obligations or for the payment of any guaranties of the Obligations and exchange, enforce, waive and release any such security or collateral; (v) apply such security or collateral and direct the order or manner of sale thereof Agent, in its sole discretion, may determine; and (vi) settle, release, compromise, collect or otherwise liquidate the Obligations and any security or collateral therefor in any manner, without affecting or impairing the obligations of any Borrower. Except as specifically provided in this Agreement or any of the other Loan Documents, Agent shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from any Borrower or any other source, and such determination shall be binding on all Borrowers. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Obligations Agent shall determine in its sole discretion without affecting the validity or enforceability of the Obligations of the other Borrowers.

            (d) Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of (i) the absence of any attempt to collect the Obligations from any obligor or other action to enforce the same; (ii) the waiver or consent by Agent with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Agent; (iii) failure by Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations; (iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Agent's election in any such proceeding of the application of Section 1111(b)(2) of the Federal Bankruptcy Code; (v) any borrowing or grant of a security interest by a Borrower as debtor-in-possession, under Section 364 of the Federal Bankruptcy Code; (vi) the disallowance, under
Section 502 of the Federal Bankruptcy Code, of all or any portion of Agent's claim(s) for repayment of any of the Obligations; or (vii) any other circumstance other than payment in full of the Obligations which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            (e) Until all Obligations have been paid and satisfied in full, no payment made by or for the account of a Borrower including, without limitation,
(i) a payment made by such Borrower on behalf of the liabilities of the other Borrower or (ii) a payment made by any other person under any guaranty, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower's property and such Borrower shall not exercise any right or remedy against such other Borrower or any property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder.

                                  ARTICLE XII
                          ASSIGNMENT AND PARTICIPATION

            Section 12.1 Assignments and Participations.

            (a) Assignments. GECC may from time to time assign, subject to the terms of an Assignment and Acceptance Agreement in a form prescribed by Agent, its rights and delegate its obligations under this Agreement and the other Loan Documents as a Lender to another Person. Subject to Agent's consent (which shall not be unreasonably withheld), any Lender may assign its rights and delegate its obligations under this Agreement and other Loan Documents as a Lender pursuant to an Assignment and Acceptance Agreement in a form prescribed by Agent. Any Lender so assigning its rights shall pay Agent a fee of $3,500 contemporaneously with such assignment. In the case of an assignment authorized under this Section 12.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were an initial Lender hereunder, subject to the applicable Assignment and Acceptance Agreement. The assigning Lender shall be relieved of its obligations hereunder with respect to its Pro Rata Share of the Loan or assigned portion thereof. Borrowers hereby acknowledge and agree that any assignment will give rise to a direct obligation of Borrowers to the assignee and that the assignee shall be considered to be a Lender hereunder. Except as provided in this Subsection 12.1(a), and notwithstanding other provisions of this Agreement or the other Loan Documents which may be to the contrary, no Lender shall assign any interests in this Agreement, the other Loan Documents or the Loan. Any financial institution that becomes a party to this Agreement as a Lender through an assignment pursuant to an Assignment and Acceptance Agreement must satisfy the requirements of an Institutional Lender.

            "PRO RATA SHARE" means, with respect to any Lender, the percentage obtained by dividing (i) the outstanding principal amount of the Loan funded or required hereunder to be funded by such Lender, by (ii) the outstanding principal amount of the Loan, as such percentage may be adjusted by assignments permitted by this Section 12.1.

            (b) Recording of Assignments. Agent shall maintain at its office in Chicago, Illinois a copy of each Assignment and Acceptance Agreement delivered to it and a register for the recordation of the names and addresses of Lenders, and the commitments of, and principal amount of the Loans owing to each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be presumptive evidence of the amounts due and owing to each Lender in the absence of manifest error. Borrowers, Agent and each Lender may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and any Lender, at any reasonable time upon reasonable prior notice.

            (c) Acceptance of Assignment by Agent. Subject to Section 12.1(a), upon its receipt of a duly completed Assignment and Acceptance Agreement executed by an assigning Lender and its assignee (together with the Notes, subject to such assignment), Agent shall (1) accept such Assignment and Acceptance Agreement, (2) record the information contained therein in the Register to reflect such Assignment and Acceptance Agreement and (3) give prompt notice thereof to Borrowers and Lenders. Upon request by Agent, Borrowers shall promptly execute and deliver to Agent one or more separate Notes evidencing the Indebtedness owed by Borrowers to the assignee and, if applicable, the assigning Lender, after giving effect to the assignment. Agent shall cancel the Notes delivered to it by the assigning Lender and deliver the new Notes to the assignee and, unless the assigning Lender has assigned all of its interests under this Agreement, the assigning Lender.

            (d) Participations. Any Lender may sell (and buy back) participations in all or any part of its interest in the Loan to (from) another Person. So long as GECC remains the Agent, GECC shall not, through assignments or participations, reduce GECC's aggregate investment in the Loan (including any participations it may have sold) to less than $25,000,000. All amounts payable by Borrowers hereunder shall be determined as if a Lender had not sold such participation and the holder of any such participation shall not be entitled to require Agent to take or omit to take any action hereunder; provided, however, to the extent required in a participation agreement delivered to Agent, a participant may be entitled to consent to any action directly effecting (i) any reduction in the principal amount or interest rate payable; (ii) any extension of the date fixed for any payment of principal or interest payable; or (iii) any release of all or substantially all of the Collateral (except if the sale, disposition or release of such Collateral is permitted hereunder or under any other Loan Document). Borrowers hereby acknowledge and agree that any participation will give rise to a direct obligation of Borrowers to the participant for purposes of Section 12.4, as to which such participant shall be considered to be a Lender hereunder, but in no event shall any participant be considered a Lender for purposes of determining "Requisite Lenders." Without limitation of the foregoing, in the event of a sale by a Lender of a participating interest to a participant, (x) such Lender's obligations hereunder shall remain unchanged for all purposes, (y) Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder and (z) all amounts payable by Borrowers shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender.

            (e) Other Matters. Except as otherwise provided in this Section 12.1, no Lender shall, as between Borrowers and that Lender, be relieved of any of its obligations hereunder as a result of any assignment of, or granting of a participation in, all or any part of the Loans, the Notes, the Indebtedness or other obligations owed to such Lender. Each Lender may furnish any information concerning Borrowers and Principal in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants). Borrowers agree that they will use their commercially reasonable efforts to assist and cooperate, at Lender's cost and expense, with Agent and any Lender in any manner reasonably requested by Agent or such Lender to effect the sale of a participation or an assignment described above, including without limitation assistance in the preparation of appropriate disclosure documents or placement memoranda.

            Section 12.2 Agent.

            (a) Appointment. Each Lender hereby designates and appoints GECC as its Agent under this Agreement and the other Loan Documents, and each Lender hereby irrevocably authorizes Agent to execute and deliver the Loan Documents and to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto, all as subject to Section
12.3 hereof. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in this Section 12.2 and 12.3. The provisions of this Section 12.2 are solely for the benefit of Agent and Lenders and neither Borrowers nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers or any other Person. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

            (b) Nature of Duties. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrowers, the Projects and Principal in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of Borrowers and Principal and the viability of the Projects, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than as expressly required herein). If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto. Agent shall use commercially reasonable efforts to furnish to each "Lender" hereunder all notices, financial information and other deliveries received by Agent from Borrowers (other than financial deliveries under Article VI herein) within two (2) Business Days after receipt of such information by Agent and Agent shall in all cases furnish such information to each "Lender" hereunder within five (5) Business Days after receipt thereof by Agent. Agent shall furnish, to each "Lender" hereunder all financial deliveries received by Agent from Borrowers under Article VI herein within five (5) Business Days of receipt by Agent.

            (c) Rights, Exculpation, Etc. Neither Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable to the extent of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but neither Agent nor any of its agents or representatives shall be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any of Borrowers, Guarantor or Lenders. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any of Borrowers, Guarantor or Lenders, or the existence or possible existence of any default hereunder or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders and, notwithstanding the instructions of Requisite Lenders, Agent shall have no obligation to take any action if it believes, in good faith, that such action exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with Section 12.2(e) below.

            "REQUISITE LENDERS" means Lenders (other than Defaulting Lenders) having sixty-six and two-thirds percent (66-2/3%) or more of the outstanding principal balance of the Loan of all Lenders that are not Defaulting Lenders.

            (d) Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any written or oral notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, facsimile, telecopy, telegram or email) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

            (e) Indemnification. Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, but only to the extent that any of the foregoing is not reimbursed by Borrowers; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements to the extent resulting from Agent's gross negligence or willful misconduct as determined by a court of competent jurisdiction. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Requisite Lenders until such additional indemnity is furnished. The obligations of Lenders under this Subsection 12.2(e) shall survive the payment in full of the Indebtedness and the performance in full of all other obligations of Borrowers or Guarantor to Agent and/or Lenders under any of the Loan Documents (collectively, the "OBLIGATIONS") and the termination of this Agreement.

            (f) GECC Individually. With respect to its obligations under the Loan, GECC shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "LENDERS" (as defined above) or "REQUISITE LENDERS" or any similar terms shall, unless the context clearly otherwise indicates, include GECC in its individual capacity as a Lender or one of the Requisite Lenders. GECC may lend money to, acquire equity or other ownership interests in, and generally engage in any kind of banking, trust or other business as if it were not acting as Agent pursuant hereto.

            (g) Successor Agent.

                  (i) Resignation. Agent may resign from the performance of all its agency functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Borrowers and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause
            (ii) below or as otherwise provided below.

                  (ii) Appointment of Successor. Upon any such notice of
            resignation pursuant to clause (i) above, Requisite Lenders shall appoint a successor Agent which, unless an Event of Default by Borrowers or Guarantor has occurred and is continuing under the Loan Documents, shall be reasonably acceptable to Borrowers. If a successor Agent shall not have been so appointed within the thirty
            (30) Business Day period referred to in clause (i) above, the retiring Agent, upon written notice to Borrowers, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as Requisite Lenders appoint a successor Agent as provided above. A successor Agent shall be either a Lender or a commercial entity with assets of at least $5 billion and with demonstrated experience in performing the duties of an agent under similar loan agreements.

                  (iii) Successor Agent. Upon the acceptance of any appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Section 12.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                  (iv) Release of Collateral. Lenders hereby irrevocably
            authorize Agent, at its option and in its discretion, to release any lien granted to or held by Agent upon any Collateral upon termination of the Loan and payment and satisfaction of all Indebtedness and Obligations (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted).

            (h) Collateral Matters.

                  (i) Confirmation of Authority; Execution of Releases. Without
            in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in this Subsection 12.2(h)(i)), each Lender agrees to confirm in writing, upon request by Agent or

            Borrowers, the authority to release any Collateral conferred upon Agent. Upon receipt by Agent of the required confirmation from the Requisite Lenders of its authority to release any particular item or types of Collateral, and upon at least ten (10) Business Days prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the liens granted to Agent upon such Collateral; provided, however, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Indebtedness or Obligations or any liens upon (or obligations of any Lender, in respect of), all interests retained by any Lender, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (ii) Absence of Duty. Agent shall have no obligation
            whatsoever to any Lender or any other Person to assure that the property covered by the Loan Documents exists or is owned by Borrowers, or is cared for, protected or insured or has been encumbered or that the liens granted to Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Subsection 12.2(h)(ii) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Loan Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by the Loan Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders, provided that Agent shall exercise the same care which it would in dealing with loans for its own account.

                  (iii) Agency Provisions Relating to Collateral. (i) The Agent
            is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, at any time and from time to time, to take any reasonable actions with respect to any Collateral for the Loan or any Loan Document which may be necessary to preserve and maintain such Collateral or to perfect and maintain perfected the liens upon such Collateral granted pursuant to this Agreement and the other Loan Documents.

                        (A) Should the Agent commence any proceeding or in any
                  way seek to enforce the Agent's or the Lenders' rights or remedies under the Loan Documents, irrespective of whether as a result thereof the Agent shall acquire title to any Collateral, each Lender, upon demand therefor from time to time, shall contribute its Pro Rata Share of the reasonable costs and/or expenses of any such enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraiser's fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrowers. Without limiting the generality of the foregoing, each Lender shall contribute its Pro Rata Share of all reasonable out of pocket costs and expenses incurred by the Agent (including reasonable attorneys' fees and expenses but excluding any administrative fees payable to Agent hereunder) if the Agent employs counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral for the Loan or any part thereof, or any of the Loan Documents, or the attempt to enforce any security interest or lien on any Collateral, or to enforce any rights of the Agent or the Lenders or any of Borrowers' or any other party's obligations under any of the Loan Documents, but not with respect to any dispute between any Agent and any other Lender(s). It is understood and agreed that in the event the Agent determines it is necessary to engage counsel for Lenders from and after the occurrence of a default or an Event of Default, said counsel shall be selected by the Agent and written notice of such selection, together with a copy of such counsel's engagement letter, shall be delivered to the Lenders.

                        (B) In the event that all or any portion of the
                  Collateral for the Loan is acquired by the Agent as the result of the exercise of any remedies hereunder or under any other Loan Document, or is retained in satisfaction of all or any part of Borrowers' obligations under the Loan Documents, title to any such Collateral or any portion thereof shall be held in the name of one or more of the Agent or a nominee or subsidiary of the Agent, as agent, for the ratable benefit of the Agent and the Lenders. The Agent shall prepare a recommended course of action for such Collateral (the "POST-DEFAULT PLAN"), which shall be subject to the approval of the Requisite Lenders. The Agent shall administer the Collateral in accordance with the Post Default Plan, and upon demand therefor from time to time, each Lender will contribute its Pro Rata Share of all reasonable out of pocket costs and expenses incurred by the Agent pursuant to the Post-Default Plan, including without limitation, any operating losses and all necessary operating reserves. To the extent there is net operating income from such Collateral, the Agent shall, in accordance with the Post-Default Plan, determine the amount and timing of distributions to Lenders. All such distributions shall be made to Lenders in accordance with their respective Pro Rata Share. In no event shall the provisions of this subsection or the Post-Default Plan require any Agent or any Lender to take an action which would cause such Agent or Lender to be in violation of any applicable regulatory requirements.

                  (iv) Lender Actions Against Borrowers or the Collateral. Each
            Lender agrees that it will not take any action, nor institute any actions or proceedings, against Borrowers, Guarantor or any other Person hereunder or under any other Loan Documents with respect to exercising claims against Borrowers or Guarantor or rights in any Collateral without the consent of the Requisite Lenders. With respect to any action by the Agent to enforce the rights and remedies of the Agent and Lenders with respect to the Borrowers or Guarantor or any Collateral in accordance with the terms of this Agreement, each Lender hereby consents to the jurisdiction of the court in which such action is maintained.

            (i) Agency for Perfection. Agent and each Lender hereby appoint each other as agent for the purpose of perfecting Agent's security interest in assets which, in accordance with the UCC in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such assets, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such assets to Agent or in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Loan Document or to realize upon any collateral security for the Loans unless instructed to do so by Agent, it being understood and agreed that such rights and remedies may be exercised only by Agent.

            (j) Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such default and stating that such notice is a "NOTICE OF DEFAULT". Agent will notify each Lender of its receipt of any such notice. Agent shall take such action with respect to such default or Event of Default as may be requested by Requisite Lenders in accordance with this Article XII. Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interests of Lenders. Notwithstanding the foregoing to the contrary, upon the occurrence of a default or an Event of Default, Agent may, but absent direction to do so from Requisite Lenders, Agent shall be under no obligation to, send a notice of such default or Event of Default to Borrowers and/or Principal; provided, if Agent sends such a notice, it shall send a copy thereof to each Lender.

            (k) Employment of Agents and Counsel. The Agent may undertake any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be liable to Lenders, except as to money or securities received by them or their authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

            (l) Notice of Agent Consent. If Agent grants its written consent to any matter requested by Borrowers or Principal, Agent shall provide written notice thereof to the other Lenders.

            Section 12.3 Amendments, Consents and Waivers.

            (a) The consent of Requisite Lenders, Borrowers and Principal will be required to amend, modify, or terminate any material provision of this Agreement in any material respect, and the consent of Requisite Lenders will be required to waive any material provision of this Agreement in any material respect or any of the other Loan Documents in favor of Lenders (unless such provision relates solely to an Obligation of a single Lender, in which case, such Lender shall be entitled to waive such provision for itself only). By way of clarification, the consent of Requisite Lenders, Borrower and Principal shall be required to amend, modify or terminate any provision of this Agreement of any of the other Loan Documents in any of the following respects:

                  (i) consent to allow the Borrowers to create, incur, assume or suffer to exist any liability for subordinate debt, or Lien (other than Liens expressly permitted by the terms hereof against any of the Collateral, and other than subordinate debt permitted to be created, incurred or assumed without the prior consent of Agent pursuant to Section 7.9 of this Agreement);

                  (ii) execute and deliver any intercreditor or subordination agreements related to any Debt, other than any Debt to any Lender or as otherwise permitted under this Agreement;

                  (iii) consent to allow any Borrower to terminate or reduce any healthcare license pertaining to any Project;

                  (iv) consent to allow any direct or indirect owner of any
            Borrower to undertake any transfer described in Section 7.2 of this Agreement, other than any transfer permitted without the prior consent of Lender or Agent pursuant to Section 7.2 of this Agreement; provided, however, the consent of Agent and MLC (if MLC holds a pro rata share of at least forty percent (40%)) only shall at all times on or before October 5, 2005 be required to allow any direct or indirect owner of any Borrower to consent to any transfer described in Section 7.2 (other than any transfer permitted without the prior consent of Lender or Agent pursuant to Section 7.2 of this Agreement);

                  (v) waive any lockbox or cash management provisions contained in Section 7.15 of this Agreement or any lockbox or cash management agreement;

                  (vi) release of any portion of the Collateral, except as
            expressly permitted under the provisions of this Agreement;

                  (vii) consent to the assignment, delegation or other transfer by any Borrower or other Loan Party of any of its rights and obligations under any Loan Document, except as expressly permitted by the terms of the Loan Documents; or

            In addition to and without limiting the foregoing,

                        (A) no amendment, modification, termination, waiver or
                  consent shall be effective to do any of the following, unless in writing and signed by all Lenders and Agent, or by Agent, with the consent on behalf of all Lenders: (1) any consent any reduction in the principal amount or interest rate payable;
                  (2) any consent to any extension of the date fixed for any payment of principal or interest payable; (3) any release of all or substantially all of the Collateral (except if the sale, disposition or release of such Collateral is permitted hereunder or under any other Loan Document); (4) any amendment to the definition of the term "REQUISITE LENDERS" or the percentage of Lenders which shall be required for Lenders to take any action hereunder; or (5) any amendment to or waiver of this Section 12.3 or the definitions of the terms used in this Section 12.3 insofar as the definitions affect the substance of this Section 12.3; and

                        (B) so long as any Lender holds a Pro Rata Share of at
                  least forty percent (40%), Agent shall not consent to or approve or determine any matter contained in Sections 2.10(b) (with respect to extending the time for satisfying the conditions for release of a Release Project), 3.1(a), 3.1(b), 3.1(c), 3.2(c), 3.3, 7.4, 7.8, 7.25, 8.2(a), 8.2(d)(i),
                  8.2(d)(ii) (with respect to material changes in a Project's authorized units/beds capacity and/or the number of units/beds approved by State Regulator and/or the allocation of beds/units between assisted living, independent living and skilled nursing) or 8.2(k) or 9.9 of this Agreement, without the prior written consent of such Lender.

                        (C) the consent of Requisite Lenders shall be required
                  for Agent to accelerate the Loan, commence foreclosure on any of the Collateral (or accept a deed in lieu thereof), seek appointment of a receiver, realize on any Collateral or terminate any Management Agreement or Operating Lease.

            (b) In the event Agent requests the consent of a Lender and does not receive a written consent or denial thereof within ten (10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have denied the giving of such consent.

            Section 12.4 Set Off and Sharing of Payments.

            In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by Borrowers at any time or from time to time, with reasonably prompt written notice to Borrowers (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (a) balances held by such Lender at any of its offices for the account of Borrowers, and (b) other property at any time held or owing by such Lender to or for the credit or for the account of Borrowers, against and on account of any of the Indebtedness or Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent. Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender's Pro Rata Share of the Indebtedness or Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Shares. Borrowers agree, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Indebtedness or Obligations and upon doing so shall deliver such amount so set off to the Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

            Section 12.5 Disbursement of Funds.

            Agent may, on behalf of Lenders, disburse funds to Borrowers for advances of the Loan requested in compliance with the provisions of this Loan Agreement. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any portion of the Loan before Agent disburses same to Borrowers. If Agent elects to require that each Lender make funds available to Agent, prior to a disbursement by Agent to Borrowers, Agent shall advise each Lender by telephone, email, facsimile or telecopy of the amount of such Lender's Pro Rata Share of the advance requested by Borrowers no later than 10:00 a.m. Chicago time on the funding date applicable thereto, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested advance, in same day funds, by wire transfer to Agent's account on such funding date. If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after Agent's demand, Agent shall promptly notify Borrowers, and Borrowers shall immediately repay such amount to Agent. Any repayment required pursuant to this
Section 12.5 shall be without premium or penalty, but with interest at the Interest Rate. Nothing in this Section 12.5 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of Section 12.6, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

            Section 12.6 Disbursements of Advances; Payment.

            (a) Revolving Loan Advances, Payments and Settlements; Interest and Fee Payments.

                  (i) Each Lender's obligation to fund its portion of any
            advances made by Agent to Borrowers will commence on the date such advances are made by Agent. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

                  (ii) Agent will advise each Lender periodically by email or telecopy of the amount of such Lender's Pro Rata Share of the Loan balance as of a particular date (the "SETTLEMENT DATE"). In the event that payments are necessary to adjust the amount of such Lender's required Pro Rata Share of the Loan balance to such Lender's actual Pro Rata Share of the Loan balance as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. Chicago time on the Business Day following the Settlement Date.

                  (iii) For purposes of this Subsection 12.6(a)(iii), the
            following terms and conditions will have the meanings indicated:

                        (A) "DAILY LOAN BALANCE" means an amount calculated as
                  of the end of each calendar day by subtracting (i) the cumulative principal amount paid by Agent to a Lender on the Loan from the Closing Date through and including such calendar day, from (ii) the cumulative principal amount on the Loan advanced by such Lender to Agent on the Loan from the Closing Date through and including such calendar day.

                        (B) "DAILY INTEREST RATE" means an amount calculated by
                  dividing the interest rate payable to a Lender on the Loan (as set forth in Section 1.3) as of each calendar day by three hundred sixty (360).

                        (C) "DAILY INTEREST AMOUNT" means an amount calculated
                  by multiplying the Daily Loan Balance of the Loan by the associated Daily Interest Rate on the Loan.

                        (D) "INTEREST RATIO" means a number calculated by
                  dividing the total amount of the interest on the Loan received by Agent with respect to the immediately preceding month by the total amount of interest on the Loan due from Borrowers during the immediately preceding month.

On the first (1st) Business Day of each month ("INTEREST SETTLEMENT DATE"), Agent will advise each Lender by telephone, email or telecopy of the amount of such Lender's Pro Rata Share of interest and fees on the Loan as of the end of the last day of the immediately preceding month. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on the signature page of the applicable Assignment and Acceptance Agreement, as amended by such Lender from time to time pursuant to the notice provisions contained herein or in the applicable Assignment and Acceptance Agreement) not later than 3:00 p.m. Chicago time on the Interest Settlement Date, such Lender's Pro Rata Share of interest and fees on the Loan. Such Lender's Pro Rata Share of interest on the Loan will be calculated by adding together the Daily Interest Amounts for each calendar day of the prior month and multiplying the total thereof by the Interest Ratio. Such Lender's Pro Rata Share of the Exit Fee described in Section 1.6 shall be paid and calculated in a manner consistent with the payment and calculation of interest as described in this Subsection 12.6(a)(iii).

            (b) Term Loan Principal Payments. Payments of principal of the Loan will be settled as provided in Section 12.7.

            (c) Availability of Lender's Pro Rata Share. Unless Agent shall have received notice from a Lender prior to a disbursement under the Loan that such Lender will not make available its Pro Rata Share of the Loan, Agent may assume that such Lender has made such amount available to Agent on the Business Day following the next Settlement Date. If a Lender has not in fact made its Pro Rata Share available to the Agent on such date (any such Lender, a "DEFAULTING LENDER"), then the Defaulting Lender and Borrowers severally agree to pay to Agent forthwith on demand such amount without set-off, counterclaim or deduction of any kind, together with interest thereon, for each day from and including the date such amount is made available to Agent by Borrowers or such Defaulting Lender to but excluding the date of payment to Agent, at (a) in the case of the Defaulting Lender, the greater of the Federal Funds Effective Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation or (b) in the case of Borrowers, the Interest Rate under this Agreement with respect to the Loan.

            Section 12.7 Payments.

            (a) Distribution and Apportionment of Payments.

                  (i) Subject to Subsection 12.7(a)(ii), payments actually
            received by Agent for the account of the Lenders shall be paid to them promptly after receipt thereof by Agent, but in any event within one (1) Business Day, provided that, if any such payments are not distributed to the Lenders within one (1) Business Day after Agent's receipt thereof, Agent shall pay to such Lenders interest thereon, at the lesser of (i) the overnight cost of funds at which federal funds are made available to the Agent (such interest rate to change automatically effective as of the date of each change in the overnight cost of federal funds) and (ii) if the applicable payment represents repayment of a portion of the principal of the Loan, the Interest Rate, from the date of receipt of such funds by Agent until such funds are paid in immediately available funds to such Lenders provided such funds are received by Agent not later than 11:00 A.M. (Chicago time) on the date of receipt. All payments of principal and interest in respect of the Loan, all payments of the fees described in this Agreement (but not in any separate fee letter except to the extent expressly set forth therein), and all payments in respect of any other obligations of Borrowers under the Loan Documents shall be allocated among such of Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or in the other Loan Documents or in the Assignment and Acceptance Agreements, as the case may be. The Agent shall distribute to each Lender at its primary address set forth herein or in its Assignment and Acceptance Agreement, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive, provided that the Agent shall in any event not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including without limitation instructions from the Requisite Lenders, or all Lenders, as applicable, or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of the Lenders as among themselves and may at any time or from time to time be changed by the Lenders as they may elect, in writing, without necessity of notice to or consent of or approval by Borrowers.

                  (ii) If a Lender (a "DEFAULTING LENDER") defaults in making any advance or paying any other sum payable by it hereunder, such sum together with interest thereon at the Interest Rate from the date such amount was due until repaid (such sum and interest thereon as aforesaid referred to, collectively, as the "LENDER DEFAULT OBLIGATION") shall be payable by the Defaulting Lender (i) to any Lender(s) which elect, at their sole option (and with no obligation to do so), to fund the amount which the Defaulting Lender failed to fund or (ii) to the Agent or any other Lender which under the terms of this Agreement is entitled to reimbursement from the Defaulting Lender for the amounts advanced or expended. Notwithstanding any provision hereof to the contrary, until such time as the Defaulting Lender has repaid the Lender Default Obligation in full (i) all amounts which would otherwise be distributed to the Defaulting Lender shall instead be applied first to repay the Lender Default Obligation (to be applied first to interest at the Interest Rate and then to principal) until the Lender Default Obligation has been repaid in full (whether by such application or by cure by the Defaulting Lender) whereupon such Lender shall no longer be a Defaulting Lender, and (ii) the Defaulting Lender's right to consent to or approve of matters which are subject to the consent or approval of Requisite Lenders or all Lenders shall be suspended, and for purposes of consent and approval the definition of "REQUISITE LENDERS" and "ALL LENDERS" shall be modified as if the Defaulting Lender were not a Lender. Any interest collected from Borrowers on account of principal advanced by any Lender(s) on behalf of a Defaulting Lender shall be paid to the Lender(s) who made such advance and shall be credited against the

            Defaulting Lender's obligation to pay interest on the amount advanced at the Interest Rate. The provisions of this Section shall apply and be effective regardless of whether an Event of Default occurs and is then continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of Borrowers as to their desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of Requisite Lenders, or all Lenders. The Agent shall be entitled to (i) withhold or set off, and to apply to the payment of the Lender Default Obligation any amounts to be paid to such Defaulting Lender under this Agreement, and (ii) bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the Lender Default Obligation and, to the extent such recovery would not fully compensate the Agent and Lenders for the Defaulting Lender's breach of this Agreement, to collect damages. In addition, the Defaulting Lender shall indemnify, defend and hold Agent and each of the other Lenders harmless from and against any and all claims, actions, liabilities, damages, costs and expenses (including attorneys' fees and expenses), plus interest thereon at the Interest Rate, for funds advanced by Agent or any other Lender on account of the Defaulting Lender or any other damages such entities may sustain or incur by reason of or as a direct consequence of the Defaulting Lender's failure or refusal to abide by its obligations under this Agreement.

                  (iii) At least five (5) Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to the Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

            (b) Return of Payments.

                  (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers or Principal and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind together with interest thereon, for each day from and including the date such amount is made available by Agent to such Lender to but excluding the date of repayment to Agent, at the greater of the Federal Funds Rate in effect on each such day (as determined by Agent) and a rate determined by Agent in accordance with banking industry rules on interbank compensation.

                  (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrowers or Principal or paid to any other Person pursuant to any requirement of law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrowers, Principal or such other Person, without set-off, counterclaim or deduction of any kind.

            Section 12.8 Reserves.

            The Agent is hereby authorized on behalf of all Lenders, without with necessity of any notice to or further consent from any Lender, at any time and from time to time (i) to disburse the inspection fees collected under
Section 11.5(b) to pay for the inspections referred to therein (including payment to Agent therefor), and (ii) to disburse all or any portion of any real estate tax or other reserves maintained under any Loan Documents.

            Section 12.9 Loan Account and Accounting.

            Agent shall maintain, in its offices located in Bethesda, Maryland, a loan account (the "LOAN ACCOUNT") on its books to record: the Loan, all payments made by Borrowers, and all other debits and credits as provided in this Agreement with respect to the Loan or any other Indebtedness. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrowers; provided, that any failure to so record or any error in so recording shall not limit, increase or otherwise affect any Borrower's duty to pay the Indebtedness. Not more than five (5) Business Days after the end of each month, Agent shall render to Borrower Representative a monthly accounting of transactions with respect to the Loan setting forth each transaction or other entry and the balance of the Loan Account as to Borrowers for the immediately preceding month. Unless Borrower Representative notifies

Agent in writing of any objection to any such accounting (describing in reasonable detail the basis for such objection), within 30 days after Borrowers' receipt of such monthly accounting, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive on Borrowers in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of a Note to that Lender and may rely on the Loan Account as evidence of the amount of Indebtedness from time to time owing to it.

            EXECUTED as of the date first written above.

                                     LENDERS:

                                     GECC:

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, a Delaware corporation

                                     By: /s/ Brad Haber
                                         ----------------------------------
                                     Name: Brad Haber
                                     Title: Vice President

                                     MLC:

                                     MERRILL LYNCH CAPITAL, a Division of
                                     Merrill Lynch Business Financial Services
                                     Inc., a Delaware corporation

                                     By: /s/ Brett Robinson
                                         ----------------------------------
                                     Name: Brett Robinson
                                     Title: Vice President

Signature Page to Loan Agreement

                                     BORROWERS:

                                     FIT NBA CYPRESS VILLAGE LLC,
                                     a Delaware limited liability company

                                     By: /s/ William B. Doniger
                                         ----------------------------------
                                     Name: William B. Doniger
                                     Title: VP

                                     FIT NBA FOXWOOD SPRINGS LLC,
                                     a Delaware limited liability company

                                     By: /s/ William B. Doniger
                                         ----------------------------------
                                     Name: William B. Doniger
                                     Title: VP

Signature Page to Loan Agreement

                                     FIT NBA KANSAS CHRISTIAN LLC,
                                     a Delaware limited liability company,

                                     By: /s/ William B. Doniger
                                         ----------------------------------
                                     Name: William B. Doniger
                                     Title: VP

                                     FIT NBA RAMSEY LLC, a Delaware limited
                                     liability company

                                     By: /s/ William B. Doniger
                                         ----------------------------------
                                     Name: William B. Doniger
                                     Title: VP

                                     FIT NBA SKYLINE LLC, a Delaware limited
                                     liability company

                                     By: /s/ William B. Doniger
                                         ----------------------------------
                                     Name: William B. Doniger
                                     Title: VP

Signature Page to Loan Agreement

                                     FIT NBA PATRIOT HEIGHTS LP, a Delaware
                                     limited liability company

                                     By: FIT NBA Patriot Heights GP Inc., a
                                         Delaware corporation, its general
                                         partner

                                         By: /s/ William B. Doniger
                                             ------------------------------
                                         Name: William B. Doniger
                                         Title: VP

                                     FIT NBA ROBIN RUN LP, a Delaware limited liability company,

                                     By: FIT NBA Robin Run GP Inc., a Delaware
                                         corporation, its general partner

                                         By: /s/ William B. Doniger
                                             ------------------------------
                                         Name: William B. Doniger
                                         Title: VP

Signature Page to Loan Agreement

                                     AGENT:

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     a Delaware corporation

                                     By: /s/ Brad Haber
                                         ------------------------------
                                     Name: Brad Haber
                                     Title: Vice President

Signature Page to Loan Agreement

                                   EXHIBIT A-1

                                  THE PROJECTS

Borrower:                            FIT NBA Robin Run LP

Name of Facility:                    Robin Run Village/Robin Run

Address of Land:                     Indianapolis, IN

Operator:                            BLC-Robin Run, LLC

Number of Beds/Units:                199 IL   24 Dementia
                                       0 AL   60 SNF        283 total

Number of Parking Spaces:            312 total

Legal Description of Land:           Attached

Robin Run

                               LEGAL DESCRIPTION

PARCEL I:

Part of the East Half of the Southwest Quarter of Section 36, Township 17 North, Range 2 East, Second Principal Meridian in Marion County, Indiana, being described as follows:

Commencing at the Southeast corner of said Southwest Quarter; thence south 89 degrees 01 minute 45 seconds West along the South line of said southwest Quarter and the centerline of West 62nd Street, 500.00 feet; thence North 00 degrees 00 minutes 00 seconds East 45.01 feet to the North right-of-way line of the West 62nd Street; thence North 00 degrees 00 minutes 00 seconds East 283.55 feet along the centerline of Red Chalice Road; thence 82.03 feet along a curve to the right having a radius of 235.00 feet subtended by a long chord having a bearing of North 10 degrees 00 minutes 00 seconds East and a length of 81.61 feet; thence North 20 degrees 00 minutes 00 seconds East 288.85 feet; thence 266.60 feet along a curve to the left having a radius of 235.00 feet and subtended by a long chord having a bearing of North 12 degrees 30 minutes 00 seconds West and a length of 252.53 feet; thence North 45 degrees 00 minutes 00 seconds West 80.29 feet to the intersection of the centerline of Robin Run East; thence continuing North 45 degrees 00 minutes 00 seconds West 35.00 feet to the POINT OF BEGINNING; thence North 45 degrees 00 minutes 00 seconds East 381.00 feet; thence 314.16 feet along a curve to the left having a radius of 200.00 feet and subtended by a long chord having a bearing of North 00 degrees 00 minutes 00 seconds East and a length of 282.84 feet; thence North 45 degrees 00 minutes 00 seconds West 397.66 feet; thence 471.24 feet along a curve to the left having a radius of 200.00 feet and subtended by a long chord having a bearing of South 67 degrees 30 minutes 00 seconds West and a length of 369.55 feet; thence South 00 degrees 00 minutes 00 seconds East 562.38 feet; thence 471.24 feet along a curve to the left having a radius of 200.00 feet and subtended by a long chord having a bearing of South 67 degrees 30 minutes 00 seconds East and a length of 369.55 feet; thence North 45 degrees 00 minutes 00 seconds East 16.66 feet to the Point of Beginning.

PARCEL II:

The Common Areas as described under Article I - Definitions, of the First Amended and Restated Indenture of Restrictions of Robin Run Village recorded July 24, 1991 as Instrument No. 91-0074207, and as amended Amendment To and Spreader of Indenture of Restrictions of Robin Run Village, recorded August 13, 1998 as Instrument No. 1998-0140909, as pertaining to the following plats:

Robin Run Village Section I recorded June 15, 1987 as Instrument No. 87-68252, in the office of the Recorder of Marion County, Indiana.

Robin Run Village Section II recorded March 25, 1988 as Instrument No. 88-26175, in the office of the Recorder of Marion County, Indiana.

Robin Run Village Section III recorded May 12, 1989 as Instrument No. 89-44460, in the office of the Recorder of Marion County, Indiana.

Robin Run Village Section IV recorded November 1, 1989 as Instrument No. 89-109407, in the office of the Recorder of Marion County, Indiana.

Robin Run Village Section V recorded December 7, 1998 as Instrument No. 98-0215888, in the Office of the Recorder of Marion County, Indiana.

The record description described above is the same as the modernized description in a survey prepared by Bock & Clark Corporation, Network Project No. 20040038-9 and dated November 17, 2004, and Last Revised March 21, 2005; said modernized description is more particularly described as follows:

PARCEL I:

Part of the East Half of the Southwest Quarter of Section 36, Township 17 North, Range 2 East, Second Principal Meridian in Marion County, Indiana, being described as follows:

Commencing at the Southeast corner of said Southwest Quarter; thence South 89 degrees 01'45" West, with the northerly line of said quarter section, 500.02 feet to a point; thence with the centerline of Robin Run (70' Public Right-of-Way), the following 5 courses: 1.) North 00 degrees 00'00" East, 328.97 feet to a point; 2.) with a curve to the right having a radius of 235.00 feet, a length of 82.03 feet, subtended by a chord bearing North 10 degrees 00'00" East,
81.61 feet to a point; 3.) North 20 degrees 00'00" East, 288.85 feet to a point; 4.) with a curve to the right having a radius of 235.00 feet, a length of 266.60 feet, subtended by a chord bearing North 12 degrees 30'00" West, 252.53 feet to a point; 5.) North 45 degrees 00'00" West, 115.29 feet to the Point Beginning; thence with the Right-of-Way of Robin Run (70' Public Right-of-Way), the following 7 courses: 1.) South 45 degrees 00'00" West, 16.66 feet to a point; 2.) with a curve to the right having a radius of 200.00 feet, a length of 471.24 feet, subtended by a chord bearing North 67 degrees 30'00" West, 369.55 feet to a point; 3.) North 00 degrees 00'00" West, 562.38 feet to a point 4.) with a curve to the right having a radius of 200.00 feet, a length of 471.24 feet, subtended by a chord bearing North 67 degrees 30'00" East, 369.55 feet to a point; 5.) South 45 degrees 00'00" East, 397.66 feet to a point; 6.) with a curve to the right having a radius of 200.00 feet, a length of 314.37 feet, subtended by a chord bearing South 00 degrees 00'00" West, 282.84 feet to a point; 7.) South 45 degrees 00'00" West, 381.00 feet to the Point of Beginning.

PARCEL II:

Part of the East Half of the Southwest Quarter of Section 36, Township 17 North, Range 2 East, Second Principal Meridian in Marion County, Indiana, being described as follows being all of the following:

Robin Run Village Section I recorded June 15, 1987 as Instrument No. 87-68252, in the office of the Recorder of Marion County, Indiana.

Robin Run Village Section II recorded March 25, 1988 as Instrument No. 88-26175, in the office of the Recorder of Marion County, Indiana.

Robin Run Village Section III recorded May 12, 1989 as Instrument No. 89-44460, in the office of the Recorder of Marion County, Indiana.

Robin Run Village Section IV recorded November 1, 1989 as Instrument No. 89-109407, in the office of the Recorder of Marion County, Indiana, and being more particularly described as follows:

Commencing at the southeast corner of said Southwest Quarter; thence North 00 degrees 03'49" West, 50.00 feet to the Point of Beginning; thence South 89 degrees 01'45" West, with the northerly right of way of 62nd Street (variable Right-of-Way), 440.35 feet to a point; thence with the Right -of-Way of Robin Run (70' Right-of-Way), the following 18 courses: 1.) North 45 degrees 00'00" West, 34.78 feet to a point; 2.) North 00 degrees 00'00" East, 253.36 feet to a point; 3.) with a curve deflecting to the right with a radius of 200.00 feet, a length of 69.81 feet, subtended by a chord bearing North 10 degrees 00'00" East,
69.46 feet to a point; 4.) North 20 degrees 00'00" East, 288.85 feet to a point; 5.) with a curve deflection to the left, having a radius of 270.00 feet, a length of 306.31 feet, subtended by a chord bearing North 12 degrees 30'00" West, 290.14 feet to a point; 6.) North 45 degrees 00'00" West, 45.29 feet to a point; 7 North 45 degrees 00'00" East, 346.00 feet to a point; 8.) with a curve deflecting to the left with a radius of 270.00 feet, a length of 424.11 feet, subtended by a chord bearing North 00 degrees 00'00" East, 381.84 feet to a point; 9.) North 45 degrees 00'00" West, 397.66 feet to a point; 10.) with a curve to the left having a radius of 270.00 feet, a length 636.17 feet, subtended by a chord bearing Sought 67 degrees 30'00" West, 498.89 feet to a point; 11.) South 00 degrees 00'00" West, 562.38 feet to a point; 12. thence with a curve deflecting to the left having a radius of 270.00 feet, a length of
617.82 feet, subtended by a chord bearing South 65 degrees 33'09" East, 491.58 feet to a point; 13.) South 45 degrees 00'00" East, 45.91 feet to a point; 14.) with a curve deflecting to the right having a radius of 200.00 feet, a length of
226.89 feet, subtended by a chord bearing South 12 degrees 30'00" East, 214.92 feet to a point; 15.) South 20 degrees 00'00" West, 288.85 feet to a point; 16.) with a curve to the left with a radius of 270.00 feet, a length of 94.25 feet, subtended by a chord bearing South 10 degrees 00'00" West, 93.77 feet to a point; 17.) South 00 degrees 00'00" West, 254.55 feet to a point, 18.) South 45 degrees 00'00" West, 35.97 feet to a point; thence South 89 degrees 01'45" West, with the northerly right of way of 62nd Street (Variable Right-of-Way), 436.30 feet to a point; thence with the lands of Bradford Meadows Section 2 (Instrument No. 910059721), the following 2 courses: 1.) North 00 degrees 05'10" West, 1276.91 feet to a point; 2.) South 88 degrees 43'45" West , 332.40 feet to a point; thence North 00 degrees 05'37" West, with the lands of North Meadow Subdivision (Instrument No. 90-104308), the lands of Ethel Aline Taylor (Instrument No. 442167) and the lands of The Pines (Instrument No. 80-52914), 1324.77 feet to a point; thence North 88 degrees 25'46" East, with the lands of the Pike Township School Building Corporation (Instrument No. 18036992), 1330.55 feet to a point; thence South 00 degrees 03'49" East, with the lands of Field Stone of Twin Creeks Sections I & II (Instrument Nos. 930013686 & 9400119893) and Brookston of Twin Creeks Section I (Instrument No. 930040719), 2613.89 feet to the Point of Beginning.

LESS & EXCEPT THE FOLLOWING:

Located in Robin Run Village Section I, the following real estate;
Block "A", Lots 1-3; Block "B", Lots 4-7; Block "C", Lots 8-12, Block "D", Lots 13-18; Block "E", Lots 19-21; Block "F", Lots 22-25; Block "G", Lots 26-30 &
Block "H", Lots 31-36

Located in Robin Run Village Section II, the following real estate;
Block "I", Lots 37-39; Block "J", Lots 40-43; Block "K", Lots 44-48, Block "L", Lots 49-54; Block "M", Lots 71-72; Block "N", Lots 55-57; Block "O", Lots 58-63 & Block "P", Lots 64-67, Block "Q", Lots 68-70, Block "R", Lots 89-90; Block "S", Lots 74-79; Block "T", Lots 80-83 & Block "U", Lots 84-88;

Located in Robin Run Village Section III, the following real estate;
Block "V", Lots 127-131; Block "W", Lots 132-133; Block "X", Lots 134-137, Block "Y", Lots 138-143; Block "Z", Lots 144-146; Block "AA", Lots 147-153; Block
"BB", Lots 154-157 & Block "CC", Lots 158-161 & Block "DD", Lots 162-163;

Located in Robin Run Village Section IV, the following real estate;
Block "EE", Lots 109-110; Block "FF", Lots 111-115; Block "GG", Lots 116-119, Block "HH", Lots 120-126; Block "II", Lots 92-97; Block "JJ", Lots 116-119; Block "KK", Lots 102-106 & Block "LL", Lots 107-108

PARCEL III:

Part of the East Half of the Southwest Quarter of Section 36, Township 17 North, Range 2 East, Second Principal Meridian in Marion County, Indiana, being described as follows being all of the following:

Commencing at the Southeast corner of said Southwest Quarter, thence South 89 degrees 01'45" West, 2,657.81 feet to a Conc. Monument with Brass Cap; thence North 00 degrees 07'26" West, with the westerly line of said Section 36 and the centerline of Zionsville Road (Variable R/W), 659.87 feet to the Point of Beginning; thence North 00 degrees 07'26" West, with said westerly line of
Section 36 and said centerline of Zionsville Road, 523.13 feet to a point; thence North 89 degrees 01'24" East, with the lands of North Meadow Subdivision, (Instrument No. 90-104308), 1329.49 feet to a point; thence with the lands of Bradford Meadows Section 2 (Instrument No. 910059721), the following 5 courses:
1.) South 00 degrees 05'52" East, 69.21 feet to a point; 2.) South 89 degrees 35'11" West, 20.08 feet to a point; 3.) South 00 degrees 05'52" East, 125.12 feet to a point; 4.) South 77 degrees 01'04" East, 20.61 feet to a point; 5.) South 00 degrees 05'52" East, 324.03 feet to a point; thence South 89 degrees 01'24" West, with the lands of Bradford Meadows Section 1 Subdivision (Instrument No. 90-104315), 1329.25 feet to the Point of Beginning.

LESS & EXCEPT THE FOLLOWING:

Located in Robin Run Village Section V, the following real estate;

Block "1", Lots 1-2; Block "2", Lots 1-2; Block "3", Lots 1-2; Block "4", Lots 1-2; Block "5", Lots 1-2; Block "6", Lots 1-2; Block "7", Lots 1-2; Block "8", Lots 1-2; Block "9", Lots 1-2; Block "1", Block "10", Lots 1; Block "11", Lots 1-2; Block "12", Lots 1-2; Block "13", Lots 1-2; Block "14", Lots 1-2; Block "15", Lots 1-2; Block "16", Lots 1-2; Block "17", Lots 1-2; Block "18", Lots
1-2; Block "19", Lots 1-2; Block "20", Lots 1-2; Block "21", Lots 1-2; Block "22", Block "23", Lots 1; Block "24", Lots 1-2; Block "25", Lots 1-2; Block "26", Lots 1-2; Block "27", Lots 1; Block "28", Lots 1-2; Block "29", Lots 1-2;
Block "30", Lots 1-2; Block "31", Lots 1-2; Block "32", Lots 1-2; & Block "33",
Lots 1-2

                                  EXHIBIT A-2

                                  THE PROJECTS

Borrower:                               FIT NBA Cypress Village LLC

Name of Facility:                       Cypress Village

Address of Land:                        Jacksonville, FL

Operator:                               BLC-Cypress Village, LLC

Number of Beds/Units:                   364 IL 60 Dementia
                                        39 AL  60 SNF        523 total

Number of Parking Spaces:               498 total

Legal Description of Land:              Attached

                                   EXHIBIT A                   CYPRESS VILLAGE
                                                               JACKSONVILLE, FL
                               LEGAL DESCRIPTION

PARCEL 1

TRACTS A, B, C, D, F, G, H AND J OF CYPRESS VILLAGE AS PER PLAT RECORDED IN PLAT BOOK 45 PAGES 77, A-D OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

AND

TRACT A OF CYPRESS VILLAGE PHASE II AS PER PLAT RECORDED IN PLAT BOOK 47 PAGES 40, A-C OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

PARCEL 2 INTENTIONALLY DELETED

PARCEL 3

PARCEL 'B'

A PART OF THE JOSEPH PEAVETT GRANT, SECTION 42, TOGETHER WITH A PART OF THE JOSEPH PEAVETT GRANT, SECTION 41, BOTH IN TOWNSHIP 3 SOUTH, RANGE 28 EAST, DUVAL COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT
OF BEGINNING COMMENCE AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF SAID
SECTION 42 WITH THE LINE DIVIDING SECTION 11 FROM SECTION 12 OF SAID TOWNSHIP AND RANGE; THENCE S.01 degrees 19'00"E., ALONG THE WESTERLY LINE OF A JACKSONVILLE ELECTRIC AUTHORITY EASEMENT AS DESCRIBED IN PARCEL "A", OFFICIAL RECORDS VOLUME 3690, PAGE 776 OF THE PUBLIC RECORDS OF SAID DUVAL COUNTY, A DISTANCE OF 1983.01 FEET TO AN ANGLE POINT IN THE EASTERLY LINE OF THE LANDS DESCRIBED IN EXHIBIT "A", OFFICIAL RECORDS VOLUME 6661, PAGE 1440; THENCE N.27 degrees 14'52"W., ALONG THE NORTHEASTERLY LINE OF SAID LANDS, A DISTANCE OF 1570.04 FEET TO THE MOST NORTHERLY CORNER OF SAID LANDS; THENCE N.48 degrees 55'54"E., ALONG THE AFOREMENTIONED NORTHWESTERLY LINE OF SECTION 42, A DISTANCE OF 893.00 FEET TO THE POINT OF BEGINNING.

PARCEL 'C'

A PART OF THE JOSEPH PEAVETT GRANT, SECTION 41, TOWNSHIP 3 SOUTH, RANGE 28 EAST, DUVAL COUNTY, FLORIDA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE COMMENCE AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF THE JOSEPH PEAVETT GRANT, SECTION 42 WITH THE LINE DIVIDING SECTION 11 FROM SECTION 12, ALL OF SAID TOWNSHIP AND RANGE; THENCE S.01 degrees 19'00"E., ALONG THE
WEST LINE OF A JACKSONVILLE ELECTRIC AUTHORITY EASEMENT AS RECORDED IN PARCEL "A", OFFICIAL RECORDS VOLUME 3690, PAGE 776, AND ALONG THE EASTERLY LINE OF THE LANDS DESCRIBED IN EXHIBIT "A", OFFICIAL RECORDS VOLUME 6661, PAGE 1440, BOTH OF THE PUBLIC RECORDS OF AFOREMENTIONED DUVAL COUNTY, A DISTANCE OF 2413.46 FEET TO THE POINT OF BEGINNING; THENCE S.46 degrees 19'00"E., ALONG A SOUTHWESTERLY LINE OF THE AFORESAID JACKSONVILLE ELECTRIC AUTHORITY EASEMENT, A DISTANCE OF 499.55 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF J. TURNER BUTUER BOULEVARD (STATE ROAD 202, AS NOW ESTABLISHED AS A 300 FOOT RIGHT-OF-WAY BY OFFICIAL RECORDS VOLUME 4298, PAGE 1052), THE SAME BEING A CURVE CONCAVE NORTHWESTERLY HAVING A RADIUS OF 3669.72 FEET; THENCE SOUTHWESTERLY, ALONG THE ARC OF SAID CURVE AND ALONG SAID RIGHT-OF-WAY LINE AN ARC DISTANCE OF 368.57 FEET, SAID ARC BEING SUBTENDED BY A

CHORD BEARING OF S.72 degrees 10'46"W. AND A CHORD DISTANCE OF 368.42 FEET TO THE SOUTHEAST CORNER OF THE AFOREMENTIONED LANDS DESCRIBED IN EXHIBIT "A", OFFICIAL RECORDS VOLUME 6661, PAGE 1440; THENCE N.01 degrees 19'00"W., ALONG THE EAST LINE OF SAID LANDS, A DISTANCE OF 457.90 FEET TO THE POINT OF BEGINNING.

PARCEL 4

LOT 3A (LESS AND EXCEPT BOOK 8186 PAGE 537), LOT 23B (LESS AND EXCEPT BOOK 8463 PAGE 919), LOT 34B (LESS AND EXCEPT BOOK 7138 PAGE 9), AND LOT 43B (LESS AND EXCEPT EAST 15 FEET THEREOF) CYPRESS VILLAGE AS PER PLAT RECORDED IN PLAT BOOK 45 PAGES 77, A-D OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

NOTE FOR INFO; APPEARS TO BE RESIDUE PARCELS (MIGHT BE PARTY WALL)

PARCEL 5

LOTS 92A-92B, 93A-93B, AND 94A-94B CYPRESS VILLAGE PHASE II AS PER PLAT RECORDED IN PLAT BOOK 47 PAGES 40, A-C OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

PARCEL 6

TRACTS A,B,C, AND D, CYPRESS VILLAGE PHASE III-A AS PER PLAT RECORDED IN PLAT BOOK 50 PAGES 78, A-B OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

TOGETHER WITH THE PRIVATE ROAD SHOWN ON SAID PLAT IN PLAT 50 PAGES 78, A-B.

PARCEL 7

TRACTS A, B, C, AND D, CYPRESS VILLAGE PHASE III-B PER PLAT THEREOF AS RECORDED IN PLAT BOOK 51 PAGES 33, A-B, OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

TOGETHER WITH THE PRIVATE ROAD SHOWN ON SAID PLAT IN PLAT BOOK 51 PAGES 33, A-B.

PARCEL 8

TRACTS A (LESS AND EXCEPT PART IN PLAT BOOK 54 PAGE 36), C, CYPRESS VILLAGE PHASE III-C PER THE PLAT THEREOF RECORDED IN PLAT BOOK 53 PAGE 43, A-D OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

TOGETHER WITH THE PRIVATE ROADS SHOWN ON SAID PLAT IN PLAT BOOK 53 PAGES 43,
A-D.

PARCEL 9

TRACTS A, B, C AND D, CYPRESS VILLAGE PHASE IV AS PER PLAT THEREOF AS RECORDED IN PLAT BOOK 54 PAGES 36 AND A OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

TOGETHER WITH THE PRIVATE ROADS SHOWN ON SAID PLAT IN PLAT BOOK 54 PAGES 36 AND A OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

                                   EXHIBIT A-3

                                  THE PROJECTS

Borrower:                               FIT NBA Foxwood Springs LLC

Name of Facility:                       Foxwood Springs

Address of Land:                        Raymore, MO

Operator:                               BLC-Foxwood Springs, LLC

Number of Beds/Units:                   141 IL  50 Dementia
                                        62 AL   58 SNF          311 total

Number of Parking Spaces:               209 total

Legal Description of Land:              Attached

                                                                 Foxwood Springs
                                                                 Raymore, MO
                                   EXHIBIT A

                               LEGAL DESCRIPTION

TRACT I: DELETED

TRACT II: DELETED

TRACT III:

Block 10, FOXWOOD SPRINGS, a subdivision in Raymore, Cass County, Missouri, according to the recorded plat thereof in Plat Book 7, Page 3 and Block 10-A, FOXWOOD SPRINGS, a subdivision in Raymore, Cass County, Missouri, according to the recorded plat thereof in Plat Book 7, Page 49.

TRACT IV: DELETED.

TRACT V: DELETED.

TRACT VI: DELETED.

TRACT VII: DELETED.

TRACT VIII: DELETED.

TRACT IX:

Part of the Southeast Quarter of the Southwest Quarter and of the Southwest Quarter of the Southeast Quarter, Section 8, Township 45 North, Range 32 West, Cass County, Missouri, more particularly described as follows: Beginning at the Southwest corner of the Southeast Quarter of the Southwest Quarter of said
Section 8; thence North 00 degrees 50 minutes 36 seconds East, 1,214,60 feet; thence South 82 degrees 02 minutes 31 seconds East, 2,246.57 feet; thence South 00 degrees 55 minutes West, 932,22 feet to the South line of said Section 8; thence West 952.40 feet to the Southwest corner of the Southwest Quarter of the Southeast Quarter of said Section 8; thence North 89 degrees 18 minutes West, 1,277.15 feet along the South line of said Section 8, to the point of beginning. EXCEPTING THEREFROM, that certain 4.71 acres situated in the Southeast Quarter of the Southwest Quarter and the Southwest Quarter of the Southeast Quarter of
Section 8, Township 46 North, Range 32 West, more particularly described as follows: Beginning at a point which is the South Quarter corner of Section 8; thence in an Easterly direction along the South line of Section 8, a distance of 90 feet; thence in a Northerly direction on a line perpendicular to said South line of Section 8, a distance of 455,93 feet; thence westerly on a line parrallel with said South line of Section A, a distance of 455.93 feet; thence Westerly on a line parallel with said South line of Section 5, a distance of 450 feet; thence Southerly a distance of 455.93. feet to the South line of Section 8; thence in an Easterly direction 360 feet to the point of beginning. FURTHER EXCEPTING, Part of the Southwest Quarter of the Southeast Quarter of Section 8, Township 46, Range 32,

Cass County, Missouri, described as follows: Commending at the intersection of the West line of the Southeast Quarter of the Southwest Quarter of said Section B, with the center line of the right of way of Missouri Highway No. 58, as now established; thence South 89 degrees 18 minutes East, along said centerline 2,145.20 feet for a true point of beginning; thence North 00 degrees 00 minutes East, 454.89 feet; thence South 81 degrees 40 minutes East, 97.07 feet; thence South 01 degree 28 minutes 30 seconds West, 442.00 feet to a point on the centerline of said Missouri Highway No. 58; thence North 89 degrees 18 minutes West, 84.67 feet to the point of beginning, AND FURTHER EXCEPTING that part thereof platted as FOXWOOD SPRINGS In Plat Book 7 at page 3, Plat Book 7 at page 49 and Plat Book 8 at page 5.

Also known as:

Part of the Southeast Quarter of the Southwest Quarter and of the Southwest Quarter of the Southeast Quarter in Section 8, Township 46 North, Range 32 West of the Fifth Principle Meridian, Raymore, Cass County, Missouri, more particularly described as follows:

Beginning at a point on the South line of Block 67 as recorded in Book 8, Page 75,850,74 feet from the Southwest corner of said Block 67, said point of beginning also being on the Easterly Right-of-Way line of Long Drive; thence continuing along the said South line on a bearing of South 81 degrees 40 minutes 00 seconds East a distance of 815.76 feet to the West Right-of-way line of Jenkins Drive; thence South 9 degrees 48 minutes 00 seconds East along said Right-of-Way a distance of 251.65 feet; thence South 10 degrees 19 minutes 43 seconds West continuing along said Right-of-Way a distance of 191.47 feet to the North line Campbell Boulevard; thence North 89 degrees 48 minutes 00 seconds West along said North Right-of-Way line a distance of 207.32 feet; thence North 81 degrees 48 minutes 00 seconds West continuing along said Right-of-Way a distance of 681.10 feet to the Easterly Right-of-Way of aforesaid Long Drive; thence North 8 degrees 12 minutes East along said Easterly Right-of-Way a distance of 461.42 feet to the point of beginning.

TRACT X:

Block 67, FOXWOOD SPRINGS, a subdivision in Raymore, Cass County, Missouri, according to the recorded plat thereof in Plat Book 8 at page 75.

TRACT XI:

Beginning at the Northwest corner of the Southeast Quarter of the Southeast Quarter of Section 8, Township 46, Range 32; thence South 01 degree 28 minutes 30 seconds West, 703.00 feet, along the East line of FOXWOOD SPRINGS, a subdivision in Raymore, Cass County, Missouri, to a point; thence Sough 89 degrees 18 minutes 00 seconds East, 40 feet to a point; thence North 01 degree 28 minutes 30 seconds East to the North line of the Southeast Quarter of the Southeast Quarter of Section 8, Township 46, Range 32; thence 40.00 feet West along said North line to the point of beginning, Cass County, Missouri, subject to that part thereof in road.

TRACT XII:

Tract I-A, REPLAT OF TRACT I, SCHMIDT HIGHLANDS, a subdivision in Raymore, Cass County, Missouri, according to the recorded plat thereof in Plat Book 13 at page 14.

Also known as:

Part of the South Half of Section 8, Township 46 North, Range 32 West of the Fifth.

Principle Meridian, Raymore, Cass County, Missouri, more particularly described as follows:

Beginning at the Northwest corner of Block 57 of FOXWOOD SPRINGS as recorded in Book 8, Page 75 in the Cass County Recorders Office; thence North 1 degree 24 minutes 00 seconds East along the West line of the Northeast 1/4 of the Southwest 1/4 of said Section 8 a distance of 40.00 feet; thence South 88 degrees 49 minutes 30 seconds East a distance of 494.78 feet; thence North 2 degrees 36 minutes 40 seconds East a distance of 158.86 feet; thence North 27 degrees 09 minutes 37 seconds East a distance of 615.73 feet; thence North 1 degree 00 minutes 47 seconds East a distance of 583.10 feet to the North line of the South Half of said Section 8; thence South 89 degrees 01 minutes 55 seconds East along said North line a distance of 1793.50 feet to the Northeast corner of the NW 1/4 of the SE 1/4 of said Section 8; thence South 0 degrees
39 minutes 03 seconds West a distance of 1323.71 feet to the Northeast corner of FOXWOOD SPRINGS as recorded in aforesaid Book 8, Page 75; thence North 88 degrees 49 minutes 30 seconds West along the North line of said FOXWOOD SPRINGS a distance of 2576.39 feet to the point of beginning.

TRACT XIII: DELETED.

TRACT XIV: DELETED.

                                   EXHIBIT A-4

                                  THE PROJECTS

Borrower:                            FIT NBA Kansas Christian LLC

Name of Facility:                    Kansas Christian House/Heatherwood Village

Address of Land:                     Newton, KS

Operator:                            BLC-Kansas, LLC

Number of Beds/Units:                97 IL   0 Dementia
                                     0 AL    92 SNF          189 total

Number of Parking Spaces:            230 total

Legal Description of Land:           Attached

                                    EXHIBIT A             Kansas Christian House
                                                          Newton, KS
                               LEGAL DESCRIPTION

Tract 1: Block One (1), Kansas Christian Home Addition to the City of Newton, Harvey County, Kansas

AND

Tract 2: Lots One (1), Two (2), Three (3) and Four (4) in Block One (1), Kansas Christian Home Third Addition to the City of Newton, Harvey County, Kansas; said Tracts 1 and 2 also being described as follows: Beginning at the Northwest Corner of Block One (1) of Kansas Christian Home Addition to the City of Newton, Harvey County, Kansas, thence on an assumed bearing of South 89 degrees 21 minutes 39 seconds East along the North line of said Block 1, a distance of 1082.71 feet to the Northeast corner of said Block 1; thence South 00 degrees 18 minutes 55 seconds West a distance of 500.71 feet to the Southeast Corner of said Block 1 and the Northeast Corner of Lot Four (4), Block One (1), Kansas Christian Home Third Addition to the City of Newton, Kansas; thence South 00 degrees 24 minutes 54 seconds West along the East line of said Lot 4, a distance of 73.42 feet to an Interior Corner of said Lot 4; thence South 23 degrees 42 degrees 42 minutes 48 seconds East along the East line of said Lot 4 a distance of 74.89 feet to the South Right of Way line of Southeast Fifth Street; thence South 23 degrees 29 minutes 15 seconds East along the East line of said Lot 4 a distance of 131.50 feet to the Southeast Corner of said Lot 4; thence South 70 degrees 17 minutes 09 seconds West along the South line of said Lot 4 a distance of 84.89 feet to a South Corner of said Lot 4; thence South 73 degrees 58 minutes 48 seconds West along the South line of said Lot 4 a distance of 248.14 feet to a South Corner of said Lot 4; thence, South 85 degrees 02 minutes 24 seconds West along the South line of Lots 4 and 3, Block 1 of the aforementioned Kansas Christian Home Third Addition a distance of 316.67 feet; thence South 56 degrees 54 seconds 27 minutes West along the South line of said Lot 3 a distance of 74.38 feet to an Interior Corner of said Lot 3; thence South 32 degrees 15 minutes 46 seconds East along the East line of the South portion of said Lot 3 a distance of 113.32 feet to the South Southeast Corner of said Lot 3; thence South 59 degrees 07 minutes 58 seconds West along the South line of said Lot 3 a distance of 149.02 feet to the South Southwest Corner of said Lot 3; thence North 58 degrees 48 minutes 12 seconds West along the South line of Lots 3 and 1, Block 1 of the aforementioned Kansas Christian Home Third Addition a distance of 523.23 feet to the Southwest Corner of said Lot 1; thence North 00 degrees 03 minutes 26 seconds West along the West line of said Lot 1 a distance of 341.75 feet to the Northwest Corner of said Lot 1; thence South 89 degrees 21 minutes 05 seconds East along the North line of said Lot 1 a distance of 49.99 feet to the Southwest Corner of Block 1 of the aforementioned Kansas Christian Home Addition; thence North 00 degrees 02 minutes 17 seconds West along the West line of said Block 1 a distance of 500.56 feet to the Point of beginning.

Tract 3: Lot One (1) in Block One (1) AND Lot One (1) except the North 80 feet thereof and all of Lot Three (3) in Block Two (2), Fisher's Addition to the City of Newton, Harvey County, Kansas; said Tract 3 also being described as Tract 3A, Tract 3B and Tract 3C as follows:

Tract 3A

Beginning at the Southwest Corner of Block One (1) of Fisher's Addition in the City of Newton, Harvey County, Kansas, thence on an assumed bearing of North 00 degrees 01 minutes 19 seconds East a distance of 69.58 feet to the Northwest Corner of said Block 1; thence South 89 degrees 26 minutes 14 seconds East a distance of 161.73 feet to the Northeast Corner of said Block 1; thence South 00 degrees 02 minutes 17 seconds East a distance of 69.16 feet to the Southeast Corner of said Block 1; thence North 89 degrees 35 minutes 18 seconds West a distance of 161.80 feet to the point of beginning.

Tract 3B

Beginning at the Southwest Corner of Lot One (1), Block Two (2), Fisher's Addition in the City of Newton, Harvey County Kansas; thence on an assumed bearing of North 00 degrees 01 minutes 19 seconds East a distance of 97.69 feet to the Southwest Corner of the North 80 feet of said Lot 1, Block 2; thence South 89 degrees 35 minutes 18 seconds East a distance of 161.95 feet to the Southeast Corner of the North 80 feet of said Lot 1, Block 2; thence South 00 degrees 02 minutes 17 seconds East a distance of 97.78 feet to the Southeast Corner of said Lot 1, Block 2; thence North 89 degrees 33 minutes 3 seconds West a distance of 162.05 feet to the point of beginning.

Tract 3C

Beginning at the Southwest Corner of Lot Three (3), Block Two (2) of Fisher's Addition in the City of Newton, Harvey County, Kansas; thence on an assumed bearing of North 00 degrees 01 minutes 15 seconds East a distance of 91.74 feet to the Northwest Corner of said Lot 3, Block 2; thence South 85 degrees 20 minutes 19 seconds East a distance of 162.11 feet to the Northeast Corner of said Lot 3, Block 2; thence South 00 degrees 02 minutes 17 seconds East a distance of 91.43 feet to the Southeast Corner of said Lot 3, Block 2; thence North 89 degrees 27 minutes 05 seconds West a distance of 162.20 feet to the point of beginning.

TRACT 4: Lot One (1), Block Seven (7), Rolling Hills Addition to the City of Newton, Harvey County Kansas, also described as follows:

Beginning at the Southwest Corner of Lot One (1), Block Seven (7) of Rolling Hills Addition, City of Newton, Harvey County, Kansas; thence North 00 degrees 18 minutes 55 seconds East a distance of 153.71 feet to the Northwest Corner of said Lot 1; thence Southeasterly along the North line of said Lot 1 on a curve to the right with a radius of 101.05 feet , a chord bearing of South 69 degrees 59 minutes 10 seconds East an are length of 71.74 feet; thence South 49 degrees 52 minutes 53 seconds East along the North line of said Lot 1 a distance of
27.18 feet; thence Southeasterly along the North line of said Lot 1 on a curve to the left with a radius of 414.32 feet, a chord bearing of South 52 degrees 47 minutes 36 seconds East an are length of 42.12 feet to the Northeast Corner of said Lot 1; thence south 34 degrees 46 minutes 32 seconds West a distance of
123.17 feet to the Southeast Corner of Said Lot 1; thence North 74 degrees 06 minutes 27 seconds West a distance of 52.91 feet to the point of beginning.

                                  EXHIBIT A-5

                                  THE PROJECTS

Borrower:                                  FIT NBA Ramsey LLC

Name of Facility:                          Ramsey Home/Ramsey Village

Address of Land:                           Des Moines, IA

Operator:                                  BLC-Ramsey, LLC

Number of Beds/Units:                      10 IL          24 Dementia
                                           51 AL          24 SNF       139 total

Number of Parking Spaces:                  82 total

Legal Description of Land:                 Attached

                               LEGAL DESCRIPTION                  Ramsey Home
                                                                  Des Moines, IA

Real property in the County of Polk, State of Iowa, described as follows:

Parcel 1:

All that part of Lot One (1), Lot Two (2), Lot Twenty-two (22), Lot Twenty-three
(23), and Lot "D" in Wrenwood, an Official Plat, and of Lot 9, Dyer Place, and of the East/West Alley right-of-way lying South of and adjoining said Lot 9, Dyer Place, an Official plat, and of Lot Forty-Two (42) of Official Plat of Section Thirty-Three (33), Township Seventy-Nine North (T79N), Range Twenty-Four West (R24W) of the Fifth Principal Meridian (5th P.M.) lying South of said Plats of Wrenwood and Dyer Place, all now included in and forming a part of the City of Des Moines, Polk County, Iowa, more particularly described as follows, to wit:

Beginning at the Northwest corner of said Lot 9, Dyer Place; thence North 89 degrees 33 minutes 09 seconds East one hundred thirty-two and eighty-three hundredths (132.83) feet along the north line of said Lot 9 to northeast corner of said Lot 9, said corner also known as the southwest corner of said Lot 2, Wrenwood; thence North 00 degrees 50 minutes 51 seconds West forty-nine and eighty-seven hundredths (49.87) feet along the west line of said Lot 2 to the northwest corner of said Lot 2; thence North 89 degrees 33 minutes 09 seconds East one hundred twenty-nine and sixty-seven hundredths (129.67) feet along the north line of said Lot 2 to the east line of Twenty-sixth Street; thence South 00 degrees 57 minutes 07 seconds East one hundred fifteen and seventy-four hundredths (115.74) feet to the south line of said Twenty-sixth Street; thence South 89 degrees 59 minutes 36 seconds East thirty-six and one hundredth (36.01) feet along said south line to the east line of said Twenty-sixth Street; thence North 00 degrees 57 minutes 07 seconds West ninety-nine and seventy-four hundredths (99.74) feet along said east line to the northwest corner of said Lot 22, Wrenwood; thence North 89 degrees 21 minutes 21 seconds East one hundred thirty and two hundred thirty and two hundredths (130.02) feet along the north line of said Lot 22 to the northwest corner of said lot; thence South 00 degrees 38 minutes 45 seconds East ninety-nine and sixty-five hundredths (99.65) feet along the east lines of said Lots 22 and 23 of Wrenwood to the Southeast corner of said Lot 23, said corner also known as the southwest corner of Lot 24, Wrenwood; thence North 89 degrees 18 minutes 55 seconds East two hundred three and eighty-three hundredths (203.83) feet along the said south line of Lot 24 of Wrenwood to the east line of said Lot 42; thence South 00 degrees 44 minutes 36 seconds East seven hundred nine and six hundredths (709.06) feet along the east line of said Lot 42 to the southeast corner of said Lot 42; thence South 89 degrees 18 minutes 53 seconds West six hundred thirty-two and fifteen hundredths (632.15) feet along the south line of said Lot 42 to the east line of Twenty-seventh Street; thence North 00 degrees 44 minutes 36 seconds East seven hundred seventy-five and thirty-seven hundredths (775.37) feet to the point of beginning.

Parcel 2:

The South 47 feet of Lot Two (2), in Harrison Park, an Addition to University Place, an Official Plat, now included in and forming a part of the City of Des Moines, Polk County, Iowa more particularly described as follows:

Beginning at the southwest corner of said Lot 2; thence N 00 degrees 09 minutes 46 seconds W Forty-seven and Zero Hundreths (47.00) feet along the East line of Twenty-seventh Street; thence N 89 degrees 23 minutes 54 seconds E One Hundred Sixty-five and Ninety-seven Hundreths (165.97) feet to a point on the East line of said Lot 2 Forty-seven feet North of the Southerly line of said Lot 2; thence S 00 degrees 24 minutes 48 seconds W Forty-seven and Zero Hundreths (47.00) feet along the Easterly line of said Lot 2 to the southeast corner of said Lot 2; thence S 89 degrees 23 minutes 46 seconds W One Hundred Sixty-five and Fifty Hundreths (165.50) feet along the Southerly line of said Lot 2 to the Point of Beginning.

Parcel 3:

Lots Five (5), Six (6) and Seven (7), In Harrison Park, an Addition to University Place, an Official Plat, now included in and forming a part of the City of Des Molnes, Polk County, Iowa more particularly described as follows:

Beginning at the Southwest corner of said Lot 7; thence N 00 degrees 11 minutes 38 seconds E One Hundred fifty and Twenty-four Hundreths (150.24) feet along the Easterly line of Twenty-seventh Street to the Northwest corner of said Lot 5; thence N 89 degrees 23 minutes 26 seconds E One Hundred sixty-four and Fifty Hundreths (164.50) feet along the Northerly line of said Lot 5 to the Northeast corner of said Lot 5; thence S 00 degrees 45 minutes 58 seconds W One Hundred Fifty and Twenty-four Hundreths (150.24) feet along the Easterly lines of said Lots, 5, 6 & 7 to the Southeast corner of said Lot 7; thence S 89 degrees 22 minutes 50 seconds W One Hundred Sixty-three and Zero Hundreths (163.00) feet along the Southerly line of said Lot 7 to the Point of Beginning.

                                  EXHIBIT A-6

                                  THE PROJECTS

Borrower:                                FIT NBA Skyline LLC

Name of Facility:                        Village at Skyline

Address of Land:                         Colorado Springs, CO

Operator:                                BLC-Village at Skyline, LLC

Number of Beds/Units:                    347 IL         13 Dementia
                                         86 AL          57 SNF     503 total

Number of Parking Spaces:                570 total

Legal Description of Land:               _______________________________________

                                     EXHIBIT A              VILLAGE AT SKYLINE
                                                            COLORADO SPRINGS, CO
                                LEGAL DESCRIPTION

PARCEL A:

Tract H, Lots 2 through 15, inclusive, 41 and 47 all in VILLAGE AT SKYLINE FILING NO. 1, according to the plat thereof recorded November 2, 1988 in Plat Book D-4 at Page 88 and Amendment thereto recorded February 9, 1989 in Book 5603 at Page 569,
County of El Paso, State of Colorado.

PARCEL B:

Tracts J, K, L, M and N Lots 1 through 13, inclusive; Lots 15 through 48, inclusive, Lot 51; and private streets, all in VILLAGE AT SKYLINE FILING NO. 3, County of El Paso, State of Colorado.

PARCEL C:

Tracts A and B; Lots 1 through 9, inclusive, all in VILLAGE AT SKYLINE FILING NO. 4,
County of El Paso, State of Colorado.

PARCEL D:

Tract C and Lot 10 in VILLAGE AT SKYLINE FILING NO. 6,
County of El Paso,State of Colorado.

PARCEL E:

Lot 1 in VILLAGE AT SKYLINE FILING NO. 7,
County of El Paso, State of Colorado.

PARCEL F:

Lot 2 in PATRIOT HEIGHTS FILING NO. 1,
County of El Paso, State of Colorado.

PARCEL G:

Lot 1 in VETERAN HEIGHTS FILING NO. 3,
County of El Paso, State of Colorado.

PARCEL H:

Tracts A, B, C, D, E, F, G and I; Lot 49, and all private streets in VILLAGE AT SKYLINE FILING NO. 1, according to the plat thereof recorded November 2, 1988 in Plat Book D-4 at Page 88 and Amendment thereto recorded February 9, 1989 in Book 5603 at Page 569,
County of El Paso, State of Colorado.

ALSO DESCRIBED AS:

Commencing at the Northwest corner of the Southwest Quarter (SW/4) of Section 15, Township 14 South, Range 67 West of the 6th P.M., in the City of Colorado Springs, County of El Paso, State of Colorado;

Thence South 00 degrees 04'31" West a distance of 197.21 feet to the POINT OF BEGINNING;

Thence South 00 degrees 04'31" West a distance of 83.08 feet;

Thence South 75 degrees 15'29" East a distance of 529.33 feet;

Thence South 14 degrees 44'31" West a distance of 112.00 feet;

Thence South 11 degrees 52'37" West a distance of 186.00 feet;

Thence South 10 degrees 18'26" East a distance of 220.52 feet;

Thence South 79 degrees 41'34" West a distance of 123.27 feet;

Thence North 66 degrees 14'56" West a distance of 397.64 feet;

Thence South 00 degrees 16'37" East a distance of 397.64 feet;

Thence North 66 degrees 14'56" West a distance of 349.46 feet to a point of curvature;

Thence along a curve to the left having a radius of 1482.69 feet, an arc length of 516.52 feet to a point of tangency;

Thence North 86 degrees 12'32" West a distance of 131.00 feet;

Thence North 86 degrees 06'29" West a distance of 305.77 feet to a point of curvature;

Thence along a curve to the right having a radius of 11699.50 feet, an arc length of 519.90 feet to a point of reverse curvature;

Thence along a curve to the left having a radius of 11599.50 feet, an arc length of 515.46 feet to a point of tangency;

Thence North 86 degrees 12'32" West a distance of 362.19 feet;

Thence North 00 degrees 02'18" West a distance of 174.63 feet;

Thence North 76 degrees 21'01" East a distance of 124.65 feet;

Thence North 67 degrees 23'39" East a distance of 131.65 feet;

Thence North 77 degrees 23'05" East a distance of 359.11 feet;

Thence North 77 degrees 29'08" East a distance of 201.52 feet;

Thence North 56 degrees 17'24" East a distance of 135.54 feet;

Thence North 28 degrees 00'39" East a distance of 476.11 feet;

Thence North 43 degrees 07'45" East a distance of 164.07 feet;

Thence along a non-tangent curve to the left, with a radius of 459.26 feet, an arc length of 87.29 feet, said curve having a chord bearing of South
54 degrees 11'03" East and a chord length of 87.16 feet;

Thence South 30 degrees 28'21" West a distance of 3.15 feet;

Thence along a non-tangent curve to the left, with a radius of 462.41 feet, an arc length of 30.24 feet, said curve having a chord bearing of South 61 degrees 30'09" East and a chord length of 30.23 feet;

Thence North 26 degrees 43'32" East a distance of 3.15 feet;

Thence along a non-tangent curve to the left, with a radius of 459.26 feet an arc length of 191.01 feet, said curve having a chord bearing of South
75 degrees 17'27" East and a chord length of 189.64 feet;

Thence South 87 degrees 06'18" East a distance of 187.00 feet to a point of curvature;

Thence along a curve to the right, with a radius of 359.26 feet, an arc length of 282.16 feet to a point of tangency;

Thence South 42 degrees 06'18" East a distance of 467.95 feet;

Thence North 00 degrees 00'25" West a distance of 116.23 feet;

Thence along a non-tangent curve to the left, with a radius of 523.70 feet, an arc length of 280.92 feet, said curve having a chord bearing of South 62 degrees 18'30" East and a chord length of 277.56 feet, to a point of tangency;

Thence South 77 degrees 40'32" East a distance of 283.48 feet to the POINT OF BEGINNING.

Less and Except Lots 14, 49, 50 and 52, Village at Skyline Filing No. 3;

And

Less and Except Lot 1, Patriot Heights Subdivision Filing No. 1;

And

Less and Except Lots 16-34, 36-39, 48-57, 59-66, Village at Skyline Filing No.
1;

And

Less and Except Lot 2 Veteran Heights Filing No. 3;

County of El Paso, State of Colorado.

TOGETHER WITH the beneficial easement rights as set forth in the Amended and Restated Declaration of Covenants Conditions and Restrictions of Village at Skyline recorded September 13, 1993 in Book 6258 at Page 165 and further granted by Easement Agreements recorded September 13, 1993 in Book 6258 at Pages 159 and 277.

                                   EXHIBIT A-7

                                  THE PROJECTS

Borrower:                               FIT NBA Patriot Heights LP

Name of Facility:                       Patriot Heights

Address of Land:                        San Antonio, TX

Operator:                               BLC-Patriot Heights, LLC

Number of Beds/Units:                   162 IL   0 Dementia
                                        10  AL   60 SNF            232 total

Number of Parking Spaces:               194 total

Legal Description of Land:              Attached

                                                                 PATRIOT HEIGHTS
                                                                 SAN ANTONIO, TX
                                    EXHIBIT A

BEING a 23.79 acre tract of land known as Lot 2, Block 1, New City Block 17195, in the City of San Antonio, Bexar County, Texas as shown on plat entitled, FAWN MEADOW, UNIT 1, as recorded in Volume 9505, Page 14, Deed and Plat records, Bexar County, Texas, said 23.79 acre tract being more particularly described as follows:

BEGINNING at a 1/2" Iron rod found for the most southerly corner of Lot 15, Block 1, New Covenant Faith Center Subdivision, New City Block 17155, in the City of San Antonio, Bexar County, Texas recorded in Volume 9508, Pages 50-91, Deed and Plat Records, Bexar County, Texas, the most westerly corner of said Lot, 15 and the most westerly corner of the herein described tract;

THENCE North 40 degrees 43' 32" East, 671.46 feet along the southeast line of said Lot 15 to a 1/2" Iron rod found for the most easterly corner of said Lot 15 and the most southerly corner of Lot 9, Williams Placa Subdivision, in the City of San Antonio, Bexar County, Texas, recorded in Volume 5541, Page 37, Deed and Plat Records, Bexar County, Texas;

THENCE North 40 degrees 41' 25" East, 412.05 feet along the southwest line of said Lot 9 and the southeast line of Lot 8 of said Williams Plaza Subdivision to a 1/2" Iron rod found in the southwest line of a 7.957 acre tract recorded in Volume 7881, Page 862, Real Property Records, Bexar County, Texas, for the most northerly corner of the herein described tract;

THENCE South 49 degrees 17' 56" East, 552.32 feet along the southwest line of said 7.957 acre tract to the most southerly corner of said 7.957 acre tract;

THENCE North 54 degrees 38' 22" East, 110.07 feet along the southeast line of said 7.557 acre tract in a 1/2" Iron rod set at the southwest end of a cul-de-sac at the southwest end of Gus [ILLEGIBLE] Road;

THENCE South 35 degrees 21' 38" East, 40.00 feet along the said cul-de-sac to a 1/2" iron rod set;

THENCE 130.50 feet along said cul-de-sac by a circular curve to the left having the following parameters: Radius = 50.00 feet, Chord Bearing = North 69 degrees 38' 21" East, Chord Distance = 96.59 feet to a 1/2" Iron rod set;

THENCE 27.42 feet along said cul-de-sac by a circular curve to the right having the following parameters:

Radius = 30 feet, Chord Bearing = North 20 degrees 49' 32" East, Chord Distance = 26.48 feet to a 1/2" Iron rod set in the westerly line of Lot 23, Block 1, Cinnamon Hill Care Facility Subdivision, New City Block 17:195, in the City of San Antonio, Bexar County, Texas, recorded in Volume 9535, Page 130, Deed and Plat Records, Bexar County, Texas;

THENCE South 11 degrees 07' 43" East, 350.69 feet along the west line of said Lot 23 to a 1/2" Iron rod found for the southwest corner of said Lot 23 and the most northerly corner of Lot 22 of said Cinnamon Hill Care Facility Subdivision;

THENCE South 41 degrees 57' 55" West, 408.11 feet along the northwest line of said Lot 22 to a 1/2" Iron rod found for the most westerly corner of said Lot 22;

THENCE South 31 degrees 21' 19" East, 199.70 feet along the southwest line of said Lot 22 to a 1/2" Iron rod found for the East northerly corner of Lot 17, Block 1, Cinnamon Hills Subdivision, Unit 1A, New City Block 17195, is the City of San Antonio, Bexar County, Texas, recorded in Volume 9515, Page 85, Deed and Plat Records, Bexar County, Texas, the most southerly corner of said Lot 2 and the most southerly corner of the herein described tract;

THENCE South 75 degrees 10' 23" West, 751.18 feet along the north line of said Lot 17 to a 1/2" Iron rod found in the northeast line of a 16.937 acre tract recorded in Volume 3398, Page 1179, Real Property Records, Bexar County, Texas, for the northwest corner of said Lot 17, the most southerly corner of said Lot 2 and the most southerly corner of the herein described tract;

THENCE North 48 degrees 31' 22" West, 348.38 feet along the northeast line of said 16.987 acre tract to a 1/2" Iron rod found for the most easterly corner of a 10.00 acre tract recorded in Volume 7277, Page 153, Real Property Records, Bexar County, Texas;

THENCE North 48 degrees 55' 48" West 340.89 feet along the northeast line of said 10.00 acre tract to the Point of Beginning.

TOGETHER WITH those certain rights in and to a Non-Exclusive 60 feet easement for pedestrian and vehicular ingress and egress containing 0.97 of an acre as created by that certain Easement dated July 24, 1984, recorded in Volume 3322, Page 1673, Real Property Records of Bexar County, Texas, and which said easement is further evidenced by Deed into the San Antonio Medical Foundation recorded in Volume 5595, Page 1179, Real Property Records of Bexar County, Texas.

TOGETHER WITH those certain rights in and to a 38 foot gas, telephone, sewer and drainage easement as created in that certain easement dated July 19, 1984, recorded in Volume 3169, Page 716 and which easement rights having been subsequently assigned to Trinity Retirement Living Foundation, a Texas Non-Profit Corporation, as evidenced by Assignment of Non-Exclusive Use of Easement dated July 24, 1984, recorded in Volume 3322, Page 1667, and which said easement is further referenced in instruments recorded in Volume 5487, Page 224 and Volume 5487, Page 234 all in the Real Property Records of Bexar County, Texas.

                                   EXHIBIT A-8

                                  THE PROJECTS

Borrower:                         FIT NBA Lenoir LLC

Name of Facility:                 Lenoir Retirement Community

Address of Land:                  Columbia, MO

Operator:                         BLC-Lenoir, LLC

Number of Beds/Units:             198 IL          17 Dementia
                                    55 AL        104 SNF               374 total

Number of Parking Spaces:         220 total

Legal Description of Land:        Attached

                                    EXHIBIT A

                                LEGAL DESCRIPTION

LOTS ONE (1) AND TWO (2) OF LENOIR SUBDIVISION IN THE CITY OF COLUMBIA, BOONE COUNTY, MISSOURI, AS SHOWN BY THE PLAT THEREOF RECORDED IN PLAT BOOK 21, PAGE 32, RECORDS OF BOONE COUNTY, MISSOURI.

                                   EXHIBIT A-9

                                  THE PROJECTS

Borrower:                         FIT NBA Barton Stone LLC

Name of Facility:                 Barton Stone Christian House

Address of Land:                  Jacksonville, IL

Operator:                         BLC-Barton Stone, LLC

Number of Beds/Units:             29 IL           0 Dementia
                                  24 AL           185 SNF              238 total

Number of Parking Spaces:         151 total

Legal Description of Land:        Attached

                                    EXHIBIT A       BARTON STOME CHRISTIAN HOUSE
                                                    JACKSONVILLE, IL
                               LEGAL DESCRIPTION

PARCEL 1:

ALL THAT PART OF THE WEST HALF OF LOT 1 IN BLOCK 21 IN THE CITY ADDITION TO JACKSONVILLE, LYING NORTH OF ANNA STREET IN SAID CITY AS LAID OUT AND OPENED THROUGH SAID LOT 1 UNDER AND BY VIRTUE OF AN AMENDED ORDINANCE OF THE CITY COUNCIL OF THE CITY OF JACKSONVILLE PASSED JANUARY 8, 1891 AND APPROVED BY THE MAYOR OF SAID CITY JANUARY 10, 1891.

PARCEL 2:

LOT 2 IN BLOCK 21 IN THE CITY ADDITION TO JACKSONVILLE, LYING NORTH OF ANNA STREET IN JACKSONVILLE.

PARCEL 3:

LOT 3 IN BLOCK 21 IN THE CITY ADDITION TO JACKSONVILLE, LYING NORTH OF ANNA STREET, IN JACKSONVILLE.

PARCEL 4:

LOT 4 IN BLOCK 21 IN THE CITY ADDITION TO JACKSONVILLE, LYING NORTH OF ANNA STREET IN JACKSONVILLE.

PARCEL 5A:

PART OF LOT 5 IN BLOCK 21 IN THE CITY ADDITION TO JACKSONVILLE, DESCRIBED AS
FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THAT PART OF SAID LOT5, LYING NORTH OF EDGEHILL ROAD AND RUNNING THENCE WET 60 FEET; THENCE NORTH 5150 FEET; THENCE EAST 60 FEET AND THENCE SOUTH 150 FEET TO THE PLACE OF BEGINNING.

PARCEL 5B:

PART OF LOT 5 IN BLOCK 21 IN THE CITY ADDITION TO JACKSONVILLE, BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE NORTH LINE OF EDGEHILL ROAD, 120 FEET WEST OF THE SOUTHEAST CORNER OF THAT PART OF SAID LOT 5 LYING NORTH OF EDGEHILL ROAD AND RUNNING THENCE WEST 53 FEET; THENCE NORTH 150 FEET; THENCE EAST 53 FEET AND THENCE SOUTH 150 FEET TO THE PLACE OF BEGINNING.

PARCEL 6:

THE WEST HALF OF LOTS 15, 16 AND 17 AND THE VACATED ALLEY LYING WEST AND ADJOINING SAID LOTS 15, 16 AND 17 AS VACATED IN ORDINANCE RECORDED IN MISC BOOK C, PAGE 837 IN ROSEDALE SUBDIVISION OF LOT 1 IN I.L. MORRISON'S ADDITION TO THE CITY OF JACKSONVILLE, MORGAN COUNTY, ILLINOIS.

ALSO KNOWN AS:

A SURVEY OF THAT PART OF LOTS 1, 2, 3, 4 AND 5 IN BLOCK 21 IN THE CITY OF JACKSONVILLE, AND THE WEST HALF OF LOTS 14, 15, 16 AND 17 AND THE VACATED ALLEY LYING WEST AND ADJOINING SAID LOTS 15, 16 AND 17 AS VACATED IN ORDINANCE RECORDED IN MISC BOOK C, PAGE 837 IN ROSEDALE SUBDIVISION OF LOT 1 IN I.L. MORRISON'S ADDITION TO THE CITY OF JACKSONVILLE, ALL IN MORGAN COUNTY, STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 5 IN BLOCK 21; THENCE NORTH 00 DEGREES 01 MINUTES 32 SECONDS EAST, 150.28 FEET ALONG THE WEST LINE OF SAID LOT 5; THENCE SOUTH

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                   (CONTINUED)

89 DEGREES 42 MINUTES 11 SECONDS EAST 52.57 FEET ALONG A LINE PARALLEL TO THE SOUTH LINE OF SAID LOT 5; THENCE SOUTH 00 DEGREES 08 MINUTES 18 SECONDS WEST,
150.28 FEET TO A POINT ON THE SOUTH LINE OF SAID LOT 5; THENCE NORTH 89 DEGREES 42 MINUTES 11 SECONDS WEST 52.27 FEET ALONG SAID SOUTH LINE OF LOT 5 TO THE POINT OF BEGINNING, CONTAINING 7,877.7 SQUARE FEET;

AND

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 5 IN BLOCK 21; THENCE SOUTH 89 DEGREES 42 MINUTES 11 SECONDS EAST, 111.45 FEET ALONG SAID SOUTH LINE OF LOT 5 TO THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 15 MINUTES 49 SECONDS EAST
150.28 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 11 SECONDS EAST 59.51 FEET ALONG A LINE PARALLEL TO THE SOUTH LINE OF SAID LOT 5, TO A POINT ON THE EAST LINE OF SAID LOT 5; THENCE NORTH 00 DEGREES 23 MINUTES 32 SECONDS WEST 173.95 FEET ALONG THE EAST LINE OF SAID LOT 5; THENCE NORTH 00 DEGREES 07 MINUTES 49 SECONDS WEST
274.94 FEET ALONG THE EAST LINE OF SAID LOT 5 TO THE NORTHEAST CORNER OF SAID LOT 5, AND A POINT ON THE SOUTH LINE OF GROVE STREET; THENCE SOUTH 89 DEGREES 46 MINUTES 57 SECONDS EAST 547.91 FEET ALONG SAID SOUTH LINE OF GROVE STREET AND THE NORTHERLY LINE OF LOTS 4, 3, 2 AND THE WEST HALF (W 1/2) OF LOT 1; THENCE SOUTH 00 DEGREES 09 MINUTES 52 SECONDS EAST 599.94 FEET TO A POINT ON THE NORTH LINE OF EDGEHILL STREET; THENCE NORTH 89 DEGREES 42 MINUTES 11 SECONDS WEST
551.23 FEET ALONG SAID NORTH LINE OF EDGEHILL STREET AND SOUTHERLY LINE OF THE WEST HALF (W1/2) OF LOT 1 AND LOTS 2, 3, 4 AND 5 TO THE POINT OF BEGINNING, CONTAINING 338,423.6 SQUARE FEET;

AND

BEGINNING AT THE SOUTHWEST CORNER OF THE VACATED ALLEY ADJOINING SAID LOT 17 OF ROSEDALE SUBDIVISION; THENCE NORTH 00 DEGREES 09 MINUTES 38 SECONDS WEST 119.55 GET ALONG SAID WEST LINE OF THE VACATED ALLEY ADJOINING LOTS 17, 16 AND 15; THENCE SOUTH 89 DEGREES 56 MINUTES 04 SECONDS EAST 82.66 FEET ALONG THE NORTHERLY LINE OF THE WEST HALF (W 1/2) OF SAID LOT 15; THENCE SOUTH 00 DEGREES 12 MINUTES 04 SECONDS EAST 119.71 FEET ALONG THE EAST LINE OF SAID WEST HALF (W 1/2) OF LOTS 15, 16 AND 17 TO THE NORTH LINE OF SAID EDGEHILL STREET; THENCE NORTH 89 DEGREES 49 MINUTES 13 SECONDS WEST 82.75 FEET ALONG THE NORTHERLY LINE OF SAID EDGEHILL STREET TO THE POINT OF BEGINNING, CONTAINING 9,894.2 SQUARE FEET.

                                  EXHIBIT A-10

                                  THE PROJECTS

Borrower:                         FIT NBA California Christian LLC

Name of Facility:                 California Christian House

Address of Land:                  Rosemead, CA

Operator:                         BLC-California, LLC

Number of Beds/Units:             80 IL             0 Dementia
                                  65 AL             58 SNF             203 total

Number of Parking Spaces:         79 Total

Legal Description of Land:        Attached

                                    EXHIBIT A         CALIFORNIA CHRISTIAN HOUSE
                                                      ROSEMEAD, CA
                                LEGAL DESCRIPTION

Real property in the City of Rosemead, County of Los Angeles, State of California, described as follows:

Lots 1 to 6 inclusive and Lots 28 to 41 inclusive of Tract No. 7666, in the city of Rosemead, county of Los Angeles, state of California, as per map recorded in Book 91 Pages 99 and 100 of Maps, in the office of the county recorder of said county, together with that portion of Grand Avenue, vacated by Resolution No. 61-27 by the Board of County Supervisors on June 13, 1961, described as follows:

Beginning at the Northwest corner of said Lot 28; thence Northerly along the prolongation of the Westerly line of last said Lot to the Northerly line of the Southerly 15.00 feet of said Grand Avenue; thence Easterly along said Northerly line to the intersection thereof with the Northerly prolongation of the Easterly line of last said lot; thence Southerly along last said prolongation, to the Northeast corner thereof; thence Westerly along the Northerly line of said Lot 28 to the point of beginning.

APN: 5389-002-018 and 5389-002-019

                                  EXHIBIT A-11

                                  THE PROJECTS

Borrower:                         FIT NBA Oklahoma Christian LLC

Name of Facility:                 Oklahoma Christian House/Heritage Crossing

Address of Land:                  Edmond, OK

Operator:                         BLC-Oklahoma, LLC

Number of Beds/Units:             78 IL              10 Dementia
                                  44 AL             101 SNF            233 total

Number of Parking Spaces:         162 total

Legal Description of Land:        Attached

                                                        OKLAHOMA CHRISTIAN HOUSE
                                    EXHIBIT A           EDMOND, OK

                                LEGAL DESCRIPTION

Tract 1

Lot One (1), Block One (1), NORMAL HEIGHTS ADDITION to the City of Edmond, Oklahoma County, Oklahoma, according to the recorded plat thereof.

AND

Tract 2

The East 70 feet of Lot Two (2), Block Two (2), NORMAL HEIGHTS ADDITION to the City of Edmond, Oklahoma County, Oklahoma, as shown by the recorded plat thereof, together with that portion of College Street North of Lincoln Avenue and more particularly described as follows:

Beginning at the Southwest corner of Block 1, NORMAL HEIGHTS ADDITION to Edmond;

Thence West 60 feet to the Southeast corner of Lot Two (2), Block (2), NORMAL HEIGHTS ADDITION;

Thence North along the East boundary Line of said Lot Two (2), Block Two (2) to the Northeast corner of said Lot Two (2), Block (2);

Thence East 60 feet to the Northwest Corner of Lot One (1), Block One (1);

Thence South along the West boundary line of said Lot One (1), Block One (1) to the POINT OF BEGINNING, which about the above described property pursuant to the Decree vacating a portion of College Street filed in Case No. CJ-89-11219, District Court of Oklahoma County.

AND

Tract 3

the West Sixty-Nine Feet (69') of the East One-Hundred Thirty-Nine Feet (139') of Lot Two (2), Block Two (2), NORMAL HEIGHTS ADDITION to the City of Edmond, Oklahoma County, Oklahoma, according to the recorded plat thereof.

AND

Tract 4

The North Ninety-Two Feet (92') of the following described property, to-wit:

Commencing at the Northeast corner of Block Two (2), NORMAL HEIGHTS ADDITION to the City of Edmond, Oklahoma County, Oklahoma;

Thence West along the North Line of Block Two (2), a distance of 139 feet to the POINT OF BEGINNING;

Thence South a distance of 210 feet to the South line of Block Two (2);

Thence West along the South line of Block Two (2) a distance of 50 1/2 feet;

                             CONTINUED ON NEXT PAGE

                             "EXHIBIT A" CONTINUED

Thence North and parallel with the East line of Block Two (2) to the North line of Block Two (2);

Thence East along the North line of Block (2), a distance of 50 1/2 feet to the POINT OF BEGINNING, according to the recorded plat thereof.

AND

Tract 5

The South 118 feet of a tract of land more particularly described as follows:

Commencing at the Northeast corner of Block Two (2) In NORMAL HEIGHTS ADDITION to the City of Edmond, Oklahoma County, Oklahoma;

Thence West along the North Line of Block Two (2), a distance of 139 feet to the POINT OF BEGINNING;

Thence South a distance of 210 feet to the south line of Block Two (2);

Thence West along the South line of Block Two (2) a distance of 50 1/2 feet;

Thence North and parallel with the East line of Block Two (2) to the North line of Block Two (2);

Thence East along the North line of Block (2), a distance of 50 1/2 feet to the POINT OF BEGINNING, according to the recorded plat thereof.

AND

Tract 6

All of Lot Two (2), Block Three (3), NORMAL HEIGHTS ADDITION to the City of Edmond, Oklahoma County, Oklahoma, according to the recorded plat thereof.

AND

Tract 7

The North One-Hundred Ten feet (110') of Lot one (1), Block Three (3), NORMAL HEIGHTS ADDITION to the City of Edmond, Oklahoma County, Oklahoma, according to the recorded plat thereof.

AND

Tract 8

All of Lot One (1), except the North 110 feet thereof Block Three (3), NORMAL HEIGHTS ADDITION to the City of Edmond, Oklahoma County, Oklahoma, according to the recorded plat thereof.

AND

                             CONTINUED ON NEXT PAGE

                              "EXHIBIT A" CONTINUED

Tract 9

The Northwest Quarter of the Northwest Quarter of Section Twenty-Five (25), Township Fourteen (14) North, Range Three (3) West of the Indian Meridian, Oklahoma County, Oklahoma,

Less and Except the following parcels "A" through "D":

Parcel "A"

The North 352.50 feet of the Northwest Quarter (NW/4) of the Northwest Quarter (NW/4) of Section Twenty-Five (25), Township Fourteen (14) North, Range Three
(3) West of the Indian Meridian, Oklahoma County, Oklahoma, also being as of THE DANFORTH ADDITION, to the city of Edmond, Oklahoma County, Oklahoma, according to the recorded plat thereof.

Parcel "B"

Part of the Northwest Quarter (NW/4) of the Northwest Quarter (NW/4) of Section Twenty-Five (25), Township Fourteen (14) North, Range Three (3) West of the Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows:

Commencing at the Northwest Corner of said Section 25;

Thence South 00 degrees 28'14" West along the West Section line a distance of
682.00 feet;

Thence South 89 degrees 31'45" East a distance of 51.00 feet to the POINT OF BEGINNING;

Thence South 00 degrees 28'14" West a distance of 50.00 feet;

Thence South 89 degrees 31'46" East a distance of 554.00 feet to a point on a curve to the right with a radius of 145.00 feet;

Thence along the curve a distance of 103.76 feet to a point of tangency;

Thence South 48 degrees 31'46" East a distance of 82.00 feet;

Thence North 41 degrees 28'14" East a distance of 397.00 feet;

Thence North 00 degrees 44'40" East a distance of 164.60 feet;

Thence North 89 degrees 15'20" West a distance of 625.93 feet;

Thence South 00 degrees 28'14" West a distance of 327.85 feet;

Thence North 89 degrees 31'46" West a distance of 346.33 feet to the POINT OF BEGINNING;

Parcel "C"

Beginning 495 feet North of the Northeast Corner of Block Two Heights Addition to the City of Edmond, Oklahoma County, Oklahoma, according to the recorded plat thereof;

Thence North 42 feet;

                             CONTINUED ON NEXT PAGE

                              "EXHIBIT A" CONTINUED

Thence West 25 feet;

Thence North 25 feet;

Thence East 85 feet;

Thence South 67 feet;

Thence West to the POINT OF BEGINNING;

AND

Parcel "D"

Part of the Northwest Quarter (NW/4) of Section Twenty-Five (25), Township Fourteen (14) North, Range Three(3) West of the Indian Meridian, Oklahoma County, Oklahoma, more particularly described as follows:

Beginning 637.5 feet North of the Southwest corner of the Northwest Quarter (NW/4) of the Northwest Quarter (NW/4) of said Section;

Thence North 165 feet;

Thence East 397 feet and 4 inches;

Thence South 165 feet;

Thence West 397 feet and 4 inches to the POINT OF BEGINNING.

                                    EXHIBIT B

                    INTEREST HOLDER CERTIFICATE AND AGREEMENT

To: General Electric Capital Corporation, as Agent
500 West Monroe Street
Suite 1500
Chicago, Illinois 60661

Date:  _________________

Re:    Loan Agreement dated as of __________ ____, 20__ among _________________
       ("Borrowers"), and General Electric Capital Corporation, a Delaware corporation, as Agent and, in its individual capacity as a Lender, "GECC", and the other financial institutions who are or become parties to said Loan Agreement as lenders (collectively with GECC, the "Lender"), (as it may be amended from time to time, the "Loan Agreement")

To induce Agent and Lender to enter into the Loan Agreement with Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned represents, warrants, covenants and agrees for the benefit of Agent and Lender as follows:

      1. The undersigned [MEMBERS] [PARTNERS] (collectively, "Owners" and in their individual capacity, "Owner") represent and warrant to Agent and Lender that the Owners own, in the aggregate, 100% of the direct ownership interests in Borrowers, and that neither Borrowers nor any Owner is or shall be and, after due inquiry, that no Person who owns a controlling interest in or otherwise controls Borrowers or any Owner, is or shall be, (a) listed on the Specially Designated Nationals and Blocked Persons List (the "SDN List") maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or on any other similar publicly-available United States government list ("Other Lists" and, collectively with the SDN List, the "Lists") maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, "OFAC Laws and Regulations"); or (b) a Person (a "Designated Person") either (i) included within the term "designated national" as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49,079 (published September 25, 2001), or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the "Executive Orders"). The OFAC Laws and Regulations and the Executive Orders are collectively referred to in this Agreement as the "Anti Terrorism Laws". Each Owner and Borrowers shall required, and shall take reasonable measures to ensure compliance with such requirement, that no Person who owns any other direct interest in any Owner or Borrowers is or shall be listed on any of the Lists or is or shall be a Designated Person. This Section 1 shall not apply to any Person to the extent that such Person's interest in the Borrowers is through a U.S. Publicly-Traded Entity. As used in this Agreement "U.S. Publicly-Traded

                                 Exhibit B - 1

Entity" means a Person (other than an individual) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a Person. From time to time upon the written request of Agent, each Owner shall deliver to Borrowers a schedule of the name, legal domicile address and (for entities) place of organization of each holder of a controlling ownership interest in such Owner.

      2. Each Owner represents and warrants that all evidence of identity provided by it to Borrowers is genuine and that all related information is accurate and that it has acquired, or is acquiring, and shall hold, its interest in Borrowers for its own account, risk and beneficial interest and without the obligation or intention to sell, distribute, assign or transfer all or a portion of such interest to any other Person.

      3. Each Owner represents and warrants that, if required by applicable Law or by Agent (in Agent's reasonable discretion), it has taken (or will promptly take), and agrees that it shall continue to take, reasonable measures appropriate to the circumstances (and in any event as required by law), with respect to each holder of a controlling ownership interest in such Owner and Borrowers, to assure that funds invested by such holders in Borrowers are derived from legal sources (the "Anti Money Laundering Measures"). The Anti Money Laundering Measures, if required by applicable Law or by Agent (in Agent's reasonable discretion), have been or shall be undertaken in accordance with the Bank Secrecy Act, 31 U.S.C. Sections 5311 et seq. ("BSA"), to the extent applicable and all applicable laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18 U.S.C. Sections 1956 and 1957 (collectively, "Anti Money Laundering Laws").

      4. Each Owner represents and warrants, to its knowledge after making due inquiry, that neither it nor any holder of a controlling ownership interest in any Owner or in Borrowers (a) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering under 18 U.S.C. Sections 1956 and 1957, drug trafficking, terrorist related activities, other money laundering predicate crimes or any violation of the BSA,
(b) has been assessed civil penalties under Anti Money Laundering Laws, or (c) has had its funds seized or forfeited in an action under any Anti Money Laundering Laws.

      5. Each Owner shall (unless expressly prohibited from doing so by court order or applicable Law) immediately notify Agent if such Owner obtains actual knowledge that Borrowers, any Owner, or any holder of a direct or indirect interest in Borrowers or any Owner, or any director, manager or officer of any of them, (a) has been listed on any of the Lists, (b) has become a Designated Person, (c) is under investigation by any governmental authority for, or has been charged with or convicted of, money laundering, drug trafficking, terrorist related activities, other money laundering predicate crimes, or any violation of the BSA, (d) has been assessed civil penalties under any Anti Money Laundering Laws, or (e) has had funds seized or forfeited in an action under any Anti Money Laundering Laws.

      6. Each Owner acknowledges and agrees that if any of the representations or warranties of the undersigned set forth herein are false, misleading or incorrect in any

                                 Exhibit B - 2
material respect as of the date made, Agent, in addition to all of its other rights and remedies, may declare that an Event of Default exists under the Loan Agreement. Each Owner agrees to notify Borrowers and Agent promptly of any change in facts or circumstances that causes any of the representations or warranties contained herein to the untrue.

      7. Each Owner represents and warrants that if required by applicable Law or by Agent, in Agent's reasonable discretion, it has taken (or will promptly take), and in either case shall continue to take, reasonable measures, appropriate to the circumstances (and in any event as required by law), to ensure that it and Borrowers are and shall be in compliance with all current and future applicable Anti-Money Laundering Laws, and other applicable laws, regulations and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

      8. In addition to the representations, warranties and covenants regarding full compliance with Anti-Terrorism Laws and Anti-Money Laundering Laws, each Owner represents and warranties that it is, and agrees that it shall remain, in compliance in all material respects with all other laws and requirements applicable to it, its business and its assets, the violation of which would have a material adverse effect on its ability to perform its obligations under the Borrowers' operating agreement or on the Borrowers' ability to perform its obligations under the Loan Agreement.

      9. Each Owner shall cause to be made, all payments owed by Borrowers to Agent by check or wire transfer drawn on an account owned by Borrowers, or by an Owner or another Person approved in writing in advance by Agent, and maintained at a banking institution organized under the laws of the United States or one of its constituent States, or at a federally regulated U.S. branch or agency of a foreign bank, or at a federally regulated securities broker dealer.

      10. If the applicable Anti-Money Laundering Measures do not provide, in Agent's reasonable determination, adequate means to assure that Persons that are listed on any of the Lists, or that are Designated Persons, or whose funds are not derived from legal sources, are excluded from becoming or being direct or indirect investors in any Owner or Borrowers, Agent shall notify Borrowers of its determination in accordance with the notice provisions in the Loan Agreement. If such inadequate Anti-Money Laundering Measures are not modified in a commercially reasonable manner to Agent's reasonable satisfaction within thirty (30) days following notice to Borrowers of Agent's determination, each of the undersigned acknowledges that Agent, in addition to all of its other rights and remedies, may declare that an Event of Default exists.

      11. No transfer of any direct interest in Borrowers or of any controlling ownership interest in Owner shall be effective unless and until the transferor has provided a written certification to Borrowers that, after making due inquiry, (a) the transferee or any Person who owns a controlling interest in, or otherwise controls, the transferee is not listed on any of the Lists and is not a Designated Person, and the transferee has taken reasonable measures to assure that no holder of any other controlling ownership interest in the transferee is so listed or is so designated; provided, however, that none of the foregoing shall apply to any Person

                                 Exhibit B - 3
which is, or to the extent that such interest is through, a U.S. Publicly-Traded Entity, and (b) the funds for investment in Owner or Borrowers are derived from legal sources.

      12. Each Owner acknowledges and agrees that if at any time Borrowers or Agent reasonably believes that such Owner has breached its representations and warranties or its agreements set forth herein, Borrowers have the right or may be obligated to block such Owner's investment in Borrowers, to prohibit additional investments, to segregate the assets constituting such Owner's the investment in accordance with applicable Anti-Terrorism Laws, to decline any redemption request or to redeem the Investor's investment. Each Owner further acknowledges that it will have no claim against Borrowers, Lender or Agent or any of their respective affiliates or agents for any form of damages as a result of any of the foregoing actions.

      13. Each Owner shall require each Person that proposes to become a holder of any direct interest in Borrowers or of any controlling ownership interest in Owner to sign an agreement substantially in the form of this Agreement and to deliver the same to Borrowers.

      14. Capitalized terms used in this Agreement and not defined in this Agreement shall have the meanings assigned to them in the Loan Agreement. Any notice sent to Agent under this Agreement shall be sent in accordance with the notice provisions set forth in the Loan Agreement.

      15. The undersigned acknowledges that (a) Lender is relying on this Agreement and its rights hereunder in entering into the Loan Agreement and in advancing proceeds of the Loan, and (b) any terms hereof applying to more than one of the undersigned are made on a joint and several basis hereunder. This Agreement may be executed in counterparts.

                                 Exhibit B - 4

      IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Agreement as of the date set forth above.

      A. OWNER:

                                 Exhibit B - 5

                                    EXHIBIT C

                              INTELLECTUAL PROPERTY

                                      None.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                     PROVIDER PAYMENT/REIMBURSEMENT PROGRAMS

            COMMUNITY                          MEDICARE                     MEDICAID
----------------------------------------------------------------------------------------------
Cypress Village                      Medicare Provider Agreement   Medicaid Provider Agreement
Foxwood Springs Living Center        N/A                           Medicaid Provider Agreement
Kansas Home                          Medicare Provider Agreement   Medicaid Provider Agreement
Patriot Heights Health Care Center   Medicare Provider Agreement   Medicaid Provider Agreement
Ramsey Home                          Medicare Provider Agreement   Medicaid Provider Agreement
Robin Run Health Center              Medicare Provider Agreement   Medicaid Provider Agreement
Skyline Pines Care Center            Medicare Provider Agreement   N/A

                                    EXHIBIT F

                             GOVERNMENTAL APPROVALS

              COMMUNITY                 GOVERNMENTAL APPROVALS FOR OPERATION
--------------------------------------------------------------------------------
Cypress Village                     Skilled Nursing Facility License from the
                                    Florida Agency for Health Care
                                    Administration; Assisted Living Facility
                                    License from the Florida Agency for Health
                                    Care Administration

Foxwood Springs Living Center       Skilled Nursing Facility License from the
                                    Missouri Department of Health and Senior
                                    Services; Residential Care Facility License
                                    from the Missouri Department of Health and
                                    Senior Services. License from the Missouri
                                    Department of Health and Senior Services for
                                    the Child Care Center.

Kansas Home                         Home Health Agency License from the Kansas
                                    Department of Health and Environment; Adult
                                    Care Home License from the Kansas Department
                                    of Health and Environment

Patriot Heights Health Care Center  Assisted Living facility Type B Small
                                    License from the Texas Department of Human
                                    Services; Nursing Facility License from the
                                    Texas Department of Human Services

Ramsey Home                         License for a Nursing Facility from the Iowa
                                    Department of Inspections and Appeals

Robin Run Health Center             Comprehensive Care Facility License from the
                                    Indiana State Department of Health.
                                    Registration with the Indiana Secretary of
                                    State, Securities Division for the
                                    Continuing Care Provider and the License
                                    from the Indiana Family and Social Services
                                    Administration for the Child Care Provider.

Skyline Pines Care Center           Long Term Care Facility license from the
                                    Colorado Department of Health and
                                    Environment; Assisted Living Residence
                                    license from the Colorado Department of
                                    Health and Environment

                                    EXHIBIT G

                              ORGANIZATIONAL CHART

[ORGANIZATIONAL FLOW CHART]

(1) All entities are Delaware entities

                                   EXHIBIT H-1

                        CALIFORNIA CHRISTIAN TITLE POLICY

                                   EXHIBIT H-2

                         OKLAHOMA CHRISTIAN TITLE POLICY

                                   EXHIBIT H-3

                               LENOIR TITLE POLICY

                                   EXHIBIT H-4

                            BARTON STONE TITLE POLICY

                                    EXHIBIT I

                             FOXWOOD RELEASE PARCEL

                                    EXHIBIT J

                                  CURE AMOUNTS

                               SCHEDULE 1.4(a)(i)

                                 FORM TERM NOTE

                                                               LOAN NO. 70004188

                                 PROMISSORY NOTE
                           (_________________________)

$____________________                                       ______________, 2005

            1. PROMISE TO PAY.

            FOR VALUE RECEIVED, FIT NBA Cypress Village LLC, FIT NBA Foxwood Springs LLC, FIT NBA Kansas Christian LLC, FIT NBA Patriot Heights LP, FIT NBA Ramsey LLC, FIT NBA Robin Run LP, and FIT NBA Skyline LLC, each a Delaware entity (each a "BORROWER" and collectively the "BORROWERS"), whose address is c/o Fortress Investment Group, 1251 Avenue of the Americas, 16th Floor, New York, New York 10020, promise to pay to the order of __________________________, a ____________________________, and its successors and assigns ("HOLDER") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GECC", and as agent for Lender (as defined below), "AGENT"), the sum of ___________________________________________________ Dollars
($___________________), together with all other amounts added thereto pursuant to this Note or otherwise payable to Holder under the Loan Documents (as hereinafter defined), including, but not limited to, any Prepayment Premium as defined and set forth in the Loan Agreement (as hereinafter defined) (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, all payable in lawful money of the United States of America. Payments shall be made at the offices of Agent at GEMSA, File 59229, Los Angeles, California 90074-9229 (or such other address as Agent may hereafter designate in writing to Borrowers). Except as otherwise provided herein, capitalized terms used in this Note shall have the same meanings as are assigned to such terms in the Loan Agreement.

            This Note is secured by, among other things, those certain Security Documents encumbering, among other things, the Projects. This Note is one of the Term Notes issued pursuant to the Loan Agreement. This Note, the other Term Notes, the Security Documents, the Loan Agreement of even date herewith among GECC, Holder and the other financial institutions who are or hereafter become parties to the Loan Agreement (together with GECC and Holder, collectively or individually, as the context may require, "LENDER"), Borrowers and Agent (as amended from time to time, the "LOAN AGREEMENT") and any other documents evidencing or securing the Loan or executed by any Person in connection therewith on or after the date hereof, and any modification, renewal or extension of any of the foregoing are collectively called the "LOAN DOCUMENTS". Reference is hereby made to the Loan

                             Schedule 1.4(a)(i) - 1

Agreement for a statement of all of the terms and conditions under which the Loan evidenced hereby is made and to be repaid.

            2. PAYMENTS.

            The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Payments will be applied in accordance with the terms of the Loan Agreement. Borrowers may prepay this Note, if at all, only to the extent permitted by and in accordance with the provisions of the Loan Agreement, including the payment of any applicable Prepayment Premium then due.

      EXCEPT AS OTHERWISE EXPRESSLY PERMITTED IN THIS NOTE OR THE OTHER LOAN DOCUMENTS, BORROWERS HEREBY EXPRESSLY (A) WAIVE ANY RIGHTS THEY MAY HAVE UNDER LAW, PURSUANT TO CALIFORNIA CIVIL CODE SECTION 2954.10 OR OTHERWISE, TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE, AND (B) AGREE THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THIS NOTE IS MADE INCLUDING, WITHOUT LIMITATION, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY AGENT ON ACCOUNT OF ANY DEFAULT BY BORROWERS, INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY ANY MORTGAGE OR DEED OF TRUST OR OTHER LOAN DOCUMENT, THEN BORROWERS SHALL BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT THE PREPAYMENT PREMIUM TO THE EXTENT REQUIRED HEREUNDER OR UNDER THE LOAN AGREEMENT, BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWERS HEREBY DECLARE THAT (1) EACH OF THE FACTUAL MATTERS SET FORTH IN THIS PARAGRAPH IS TRUE AND CORRECT, (2) AGENT'S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THIS NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH HEREIN CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY BORROWERS AND AGENT, (3) EACH BORROWER IS A SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTOR WITH COMPETENT

                             Schedule 1.4(a)(i) - 2

      AND INDEPENDENT LEGAL COUNSEL, AND (4) BORROWERS FULLY UNDERSTAND THE EFFECT OF THIS WAIVER.

      ________________________
      BORROWERS' INITIALS

            3. DEFAULT.

            Upon and after the occurrence of any Event of Default, this Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

            4. APPLICABLE LAW; SEVERABILITY.

            THIS NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS NOTE SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINDER OF THIS NOTE, AND TO THIS END, THE PROVISIONS OF THIS NOTE ARE DECLARED TO BE SEVERABLE.

            5. WAIVER.

            Each Borrower, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Agent. Each Borrower, for itself and all endorsers, guarantors and sureties of this Note, including but not limited to Principal, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Agent with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and their respective heirs, legal representatives, successors and assigns, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their heirs, legal representatives, successors and assigns, may become parties hereto without notice to Borrowers or to any endorser, guarantor or surety and without affecting the liability of any of them.

                             Schedule 1.4(a)(i) - 3

            6. MISCELLANEOUS.

            6.1 AMENDMENTS.

            This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Agent.

            6.2 LAWFUL RATE OF INTEREST.

            In no event whatsoever shall the amount of interest paid or agreed to be paid pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("EXCESS INTEREST"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Agent or Lender shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Borrowers if such Loan has been paid in full. No Borrower, Principal or guarantor, endorser or surety nor any of their respective heirs, legal representatives, successors or assigns shall have any action against Agent or Lender for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

            6.3 CAPTIONS.

            The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

            6.4 NOTICES.

            Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

            6.5 JOINT AND SEVERAL.

            The obligations of Borrowers under this Note shall be joint and several obligations of Borrowers and of each Borrower, if more than one, and of each Borrower's heirs, personal representatives, successors and assigns.

            6.6 TIME OF ESSENCE.

            Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

                             Schedule 1.4(a)(i) - 4

            7. SALE OF LOAN.

            Agent or Lender, at any time and without the consent of any Borrower, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Security Documents and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.

            8. DELIVERY OF NOTE.

            Borrowers agree that if the Florida Department of Revenue, or any other governmental agency should determine at any time that documentary stamp taxes or related substitute charges are required to be paid on this Note for any reason, including enforcement of this Note, Borrowers shall fully indemnify and hold Agent and Lender and their respective successors and assigns harmless from all documentary stamps, taxes, fees, interest, penalties and expenses assessed against this Note at any time by the applicable taxing authorities. Any such costs or expenses shall be deemed part of the indebtedness evidenced by this Note, payable by Borrowers upon demand by Agent.

                             Schedule 1.4(a)(i) - 5

            IN WITNESS WHEREOF, Borrowers have executed this Promissory Note or have caused the same to be executed by their duly authorized representatives as of the date first set forth above.

                                     FIT NBA CYPRESS VILLAGE LLC,
                                     a Delaware limited liability company

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     FIT NBA FOXWOOD SPRINGS LLC,
                                     a Delaware limited liability company

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     FIT NBA KANSAS CHRISTIAN LLC,
                                     a Delaware limited liability company

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

Signature Page to Loan Agreement

                                     FIT NBA PATRIOT HEIGHTS LP,
                                     a Delaware limited partnership

                                     By:    FIT NBA Patriot Heights GP Inc., a
                                            Delaware corporation, its general
                                            partner

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                     FIT NBA RAMSEY LLC,
                                     a Delaware limited liability company

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

                                     FIT NBA ROBIN RUN LP,
                                     a Delaware limited partnership

                                     By:    FIT NBA Robin Run GP Inc., a
                                            Delaware corporation, its general
                                            partner

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                     FIT NBA SKYLINE LLC,
                                     a Delaware limited liability company

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Title: ____________________________________

Signature Page to Loan Agreement

                               SCHEDULE 1.4(a)(ii)

                             LENDER'S PRO RATA SHARE

                                     TERM LOAN COMMITMENT      PRO RATA SHARE
GECC                                     $ 71,500,000                50%
MLC                                      $ 71,500,000                50%
                                         ------------             -----
   Total                                 $143,000,000               100%

                             Schedule 1.4(a)(ii) - 1

                                  SCHEDULE 2.1

                               ADVANCE CONDITIONS

Part A - Conditions to Initial Advance
Part B - General Conditions
Part C - Application of Insurance Proceeds

                                     PART A

                          CONDITIONS TO INITIAL ADVANCE

            The initial advance of the Loan shall be subject to the terms of the Term Sheet, and Agent's receipt, review, approval and/or confirmation of the following items set forth in Part A of this Schedule 2.1, at Borrowers' cost and expense, each in form and content satisfactory to Agent in its sole discretion:

      1.    Loan Documents. The following Loan Documents:

            (a)   the Loan Agreement executed by Borrowers

            (b) Term Note in favor of Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services

            (c)   Term Note in favor of General Electric Capital Corporation

            (d) such Uniform Commercial Code financing statements as Agent may require

            (e) an Agreement of Principal executed by Principal (the "AGREEMENT OF PRINCIPAL")

            (f) an Environmental Indemnity Agreement executed by Borrowers and Principal (the "ENVIRONMENTAL INDEMNITY")

            (g) Four (4) Subordination and Attornment Agreements executed by a Borrower, as landlord and its applicable Operator, as tenant under the Operating Leases (collectively, the "LEASE SUBORDINATION AGREEMENTS")

            (h) seven (7) Subordination and Attornment Agreements executed by a Borrower and its applicable Operator, as manager (collectively, the "MANAGEMENT SUBORDINATION AGREEMENTS")

            (i) the Business Associate Agreement executed by Operators (the "BUSINESS ASSOCIATE AGREEMENT")

                                Schedule 2.1 - 1

            (j) Letter Agreement from Borrowers and Principals regarding the Funding of the Loan

            (k)   the Control Agreement

            (l)   Limited Guaranty

            (m)   the Government Receivables Control Agreement

            (n) the Post Closing Agreement executed by Borrowers and Principal (the "POST CLOSING AGREEMENT")

            (o) the Intercreditor Agreement, Subordination and Standstill between Agent, Lenders and Principal.

      2. Loan Origination Fee. A partial loan origination fee of $1,057,560, which fee shall be non-refundable and shall be deemed fully earned upon receipt. If the principal loan balance on June 30, 2005 (the "NINETY-DAY BALANCE") is greater than $1,057,560, then Borrower shall, within five (5) days after written request from Agent, pay to Agent one percent (1%) of the positive difference (if any) between the Ninety-Day Balance less $1,057,560.

      3. Title Insurance Policies. An ALTA (or equivalent) mortgagee policy or policies of title insurance in the maximum amount of the Loan, with reinsurance and endorsements as Agent may require, containing no exceptions to title (printed or otherwise) which are unacceptable to Agent, and insuring that the Security Documents are a first-priority Lien on the Projects and related collateral (the "TITLE POLICIES").

      4. Organizational and Authority Documents. Certified copies of all documents evidencing the formation, organization, valid existence, good standing, and due authorization of and for each Borrower and each Loan Party for the execution, delivery, and performance of the Loan Documents by each Borrower and each Loan Party, as applicable.

      5. Legal Opinions. Legal opinions issued by counsel for Borrower and each Loan Party, opining as to the due organization, valid existence and good standing of Borrowers and each Loan Party, and the due authorization, execution, delivery, enforceability and validity of the Loan Documents with respect to, Borrowers and each Loan Party; that the Loan, as reflected in the Loan Documents is not usurious; that the Borrowers or Operators have all licenses necessary to operate the Projects as Congregate Care Facilities in their respective states and as to such other matters as Agent and Agent's counsel reasonably may specify.

                                Schedule 2.1 - 2

      6. Searches. Current Uniform Commercial Code, tax, judgment lien and litigation searches for Borrowers, Loan Parties and Borrowers' partners and members, and the immediately preceding owner of the Projects.

      7. Insurance. Evidence of insurance as required by this Agreement, and conforming in all respects to the requirements of Agent.

      8. Survey. Three (3) originals of a current "as-built" survey of each Project, dated or updated to a date not ------ earlier than forty-five (45) days prior to the Closing Date, prepared by a registered land surveyor in accordance with the American Land Title Association/ American Congress on Surveying and Mapping Standards and containing Agent's approved form of certification in favor of Agent and the title insurer. The surveyor shall certify that no portion of any Project is in a flood hazard area as identified by the Secretary of Housing and Urban Development (or, if any portion of any Project is in such a flood hazard area, then the survey shall certify to the hazard designation of the affected portion of the property,) and shall conform to Agent's current survey requirements. The surveys shall be sufficient for the title insurer to remove the general survey exception.

      9. Property Condition Report. A current engineering report or architect's certificate with respect to each Project, covering, among other matters, inspection of heating and cooling systems, roof and structural details and showing no failure of compliance with building plans and specifications, applicable legal requirements (including requirements of the Americans with Disabilities Act) and fire, safety and health standards. As requested by Agent, such report shall also include an assessment of the Project's tolerance for earthquake and seismic activity.

      10.   Environmental Reports. A current Site Assessment for each Project.

      11. Rent Roll. A current rent roll of the Projects, certified by Borrowers or the current owner of the Projects. Such rent roll shall include the following information: (a) tenant names and, if applicable, guarantor names; (b) unit/suite numbers; (c) for non-residential tenants, area of each demised premises and total area of the Projects (stated in net rentable square feet); (d) rental rate (including escalations) (stated in gross amount and in amount per net rentable square foot per year); (e) lease term (commencement, expiration and renewal options); (f) expense pass-throughs; (g) cancellation/termination provisions; (h) security deposit; and (i) for non-residential tenants, material operating covenants and co-tenancy clauses. All leases of, subleases of and occupancy agreements affecting the Projects or any part thereof now existing or hereafter executed (including the Operating Leases and all patient and resident care agreements and service agreements which include an occupancy agreement) and all amendments, modifications or supplements thereto ("LEASES") shall be in form and substance, with tenants

                                Schedule 2.1 - 3
            and for uses acceptable to Agent. On the Closing Date: (a) all Leases shall be in full force and effect; and (b) Borrowers shall have submitted a revised and recertified rent roll.

      12.   Reserved.

      13.   Reserved.

      14. Tax and Insurance Impounds. Borrowers' deposit with Agent of the amount required by Agent to impound for taxes and assessments, insurance premiums and to fund any other required escrows or reserves.

      15. Compliance With Laws. Evidence that each Project and the operation thereof comply with all legal requirements, including that all requisite certificates of occupancy, building permits, and other licenses, certificates, approvals or consents required of any governmental authority have been issued without variance or condition and that there is no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such matters. If title insurance with respect to any Project described in item 3 above does not include a Zoning 3.1 (with parking) endorsement because such an endorsement is not available in the State where the Project is located, then Borrowers shall furnish to Agent a zoning letter from the applicable municipal agency with respect to such Project. Borrowers shall furnish Agent with utility letters from applicable service providers.

      16. No Casualty or Condemnation. No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against any Project; no Project shall have suffered any significant damage by fire or other casualty which has not been repaired; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in Agent's judgment, a material adverse effect on Borrowers, any Loan Party or any Project.

      17. Borrowers' Equity. Borrowers' cash investment in the Projects at Closing is at least $84,901,560 ("BORROWERS' EQUITY").

      18. Broker's Fees. All fees and commissions payable to real estate brokers, mortgage brokers, or any other brokers or agents in connection with the Loan or the acquisition of the Projects have been paid, such evidence to be accompanied by any waivers or indemnifications deemed necessary by Agent.

      19. Costs and Expenses. Payment of Agent's costs and expenses in underwriting, documenting, and closing the transaction, including fees and expenses of Agent's inspecting engineers, consultants and counsel.

                                Schedule 2.1 - 4

      20. Representations and Warranties. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct.

      21. No Defaults. No Potential Default or Event of Default or default under any of the Loan Documents shall have occurred or exist.

      22. Appraisal. Agent shall obtain an appraisal report for each Project, in form and content acceptable to Agent, prepared by an independent MAI appraiser in accordance with the Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") and the regulations promulgated pursuant to such act.

      23. Property Management. Agent shall have approved the Operators and the Management Agreements for the Projects and shall have received a copy of the Management Agreements certified by Borrowers as being true, correct and complete.

      24. Acquisition Documents. Agent shall have reviewed and approved the Asset Purchase Agreement for the Projects and the closing statement with respect thereto.

      25. Agent shall have received such other items as Agent may reasonably require.

                                     PART B

                               GENERAL CONDITIONS

            Each advance of the Loan following the initial advance shall be subject to Agent's receipt, review, approval and/or confirmation of the following, each in form and content satisfactory to Agent in its sole discretion:

            1. There shall exist no continuing default under any of the Loan Documents (currently and after giving effect to the requested advance).

            2. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct in all material respects.

            3. Such advance shall be secured by the Loan Documents.

            4. Borrowers shall have paid Agent's reasonable out-of-pocket costs and expenses in connection with such advance (including title charges, and costs and expenses of Agent's inspecting engineer and attorneys).

            5. No change shall have occurred in the financial condition of any Borrower or any Loan Party, or in the Adjusted Net Operating Income of the Projects, or in the financial condition of any Operator, which would have, in Agent's judgment, a material adverse effect on the Loan, any Project, or any Borrower's or any Loan Party's ability to perform its obligations under the Loan Documents.

                                Schedule 2.1 - 5

            6. No condemnation or adverse, as determined by Agent, zoning or usage change proceeding shall have occurred or shall have been threatened against any Project; no Project shall have suffered any damage by fire or other casualty which has not been repaired or is not being restored in accordance with this Agreement; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in Agent's judgment, a material adverse effect on any Project or any Borrower's or any Loan Party's ability to perform its obligations under the Loan Documents.

            7. Borrowers shall immediately deposit all proceeds of the Loan advanced by Agent in a separate and exclusive account to be used solely for the purposes specified in this Agreement and in Borrowers' advance request and, upon Agent's request, shall promptly furnish Agent with evidence thereof.

                                     PART C

                        APPLICATION OF INSURANCE PROCEEDS

            Insurance proceeds applied to restoration will be advanced in accordance with Section 3.2 and on the following terms and conditions:

            1. Each request for such an advance shall specify the amount requested, shall be on forms satisfactory to Agent, and shall be accompanied by appropriate invoices, bills paid affidavits, lien waivers, title updates, endorsements to the title insurance, and other documents as may be reasonably required by Agent. Such advances may be made, at Agent's election, either: (a) in reimbursement for expenses paid by Borrowers, or (b) for payment of expenses incurred and invoiced but not yet paid by Borrowers, or (c) with respect to non-residential tenant restorations, by funding allowances for tenant improvements undertaken to be constructed by non-residential tenants and completed in accordance with Leases. Agent, at its option and without further direction from Borrowers, may disburse any restorations advance to the Person to whom payment is due or through an escrow satisfactory to Agent. Borrowers hereby irrevocably directs and authorizes Agent to so advance the insurance proceeds. Agent may, at Borrowers' expense, conduct an audit, inspection, or review of the Projects to confirm the amount of the requested restoration advance.

            2. Borrowers shall have submitted and Agent shall have approved (a) the restorations to be completed, (b) the plans and specifications for such restorations, which plans and specifications may not be changed without Agent's prior written consent, which consent shall not be unreasonably withheld or delayed or denied, and (c) if requested by Agent, each contract or subcontract for an amount in excess of Twenty-Five Thousand Dollars ($25,000) for the performance of labor or the furnishing of materials for such restorations.

                                Schedule 2.1 - 6

            3. Borrowers shall have submitted and Agent shall have reasonably approved the time schedule for completing the restorations. After Agent's reasonable approval of a detailed budget, such budget may not be changed without Agent's prior written consent. If the estimated cost of such restorations exceeds the unadvanced portion of the amount allocated for such restorations in the approved budget, then Borrowers shall provide such security as Agent may require to assure the lien-free completion of restorations before the scheduled completion date.

            4. All restorations constructed by Borrowers prior to the date an restorations advance is requested shall be completed to the reasonable satisfaction of Agent and Agent's engineer and in accordance with the plans and budget for such restorations, as reasonably approved by Agent, and all legal requirements.

            5. Borrowers shall not use any portion of any restorations advance for payment of any other cost except as specifically set forth in a request for advance approved by Agent in writing.

            6. Each restorations advance, except for a final restorations advance, shall be in the amount of actual costs incurred less ten percent (10%) of such costs as retainage to be advanced as part of a final restorations advance.

            7. Agent shall not under any circumstances be obligated to make any restorations advance after twelve (12) months after the casualty or six (6) months prior to the Maturity Date.

            8. No funds will be advanced for materials stored at the Projects unless Borrowers furnish Agent reasonably satisfactory evidence that such materials are properly stored and secured at the Projects.

            9. Borrowers shall have delivered reasonably evidence satisfactory to Agent, in its sole discretion, that the amount remaining to be disbursed for such restorations is sufficient to complete the restorations or, if insufficient, Borrowers shall have deposited with Agent funds necessary to complete the restorations (Borrowers' deposit to be disbursed before any balance of the additional advance).

                                Schedule 2.1 - 7

                                  SCHEDULE 2.2

                                   INDEX RATE

            "BASE RATE" shall mean the rate published each day in The Wall Street Journal for notes maturing one (1) month after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR) rounded to the nearest 1/1000th." The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) Business Day of such month.

                                Schedule 2.2 - 1

                                  SCHEDULE 2.9

                                SOURCES AND USES

                                     SOURCES

Initial Funding:         $107,756,000
Equity:                  $ 84,901,560

                         $192,657,560

                                      USES

Acquisition:             $191,300,000
Lender Fee:              $  1,057,560
Closing Costs            $    300,000
-------------------------------------
Total:                   $192,657,560

                                Schedule 2.9 - 1

                                  SCHEDULE 2.10

                             MINIMUM RELEASE PRICES

             PROJECT                 MINIMUM RELEASE PRICE
----------------------------------------------------------
Jacksonville, Illinois                    $ 5,300,000
Rosemead, California                      $ 4,950,000
Newton, Kansas                            $ 2,000,000
Edmund, Oklahoma                          $ 4,600,000
Lenoir, Missouri                          $10,150,000

                                Schedule 2.10 - 1

                                 SCHEDULE 3.2(a)

                              ALLOCATED LOAN AMOUNT

            PROJECT                       ALLOCATED LOAN AMOUNT
---------------------------------------------------------------
1.  Cypress Village                             $40,338,000
2.  Foxwood Springs                             $ 8,923,000
3.  Patriot Heights                             $ 8,953,000
4.  Ramsey Home                                 $ 8,485,000
5.  Robin Run Village                           $24,657,000
6.  Village at Skyline                          $24,644,000
7.  Barton Stone                                $ 5,300,000
8.  California Christian                        $ 4,950,000
9.  Kansas Christian                            $ 2,000,000
10. Lenoir                                      $10,150,000
11. Oklahoma Christian                          $ 4,600,000

                               Schedule 3.2(a) - 1

                                  SCHEDULE 4.6

                              ENTRANCE FEE DEPOSITS

                                 (See Attached)

                                Schedule 4.6 - 1

                                  SCHEDULE 4.7

                                RESERVES/ACCOUNTS

Robin Run, Indianapolis, Indiana                              $5,405,589.88

Cypress Village, Jacksonville, Florida                        $2,250,612.81

Security Deposits:                                             See Attached

Entrance Fees:                                                 See Attached

Patient Trust Funds:                                           See Attached

                                Schedule 4.7 - 1

                                   SCHEDULE I

                               CERTAIN DEFINITIONS

As used herein, the following terms have the meanings indicated:

            "ADJUSTED NET OPERATING INCOME" shall mean net income from the operation of the Projects without regard to payment by any Operator to any Borrower under any of the Operating Leases, excluding interest, taxes, depreciation, amortization and management fees, as reasonably calculated by Agent in accordance with generally accepted accounting principles, consistent applied, on a trailing twelve-month basis (unless a different period is specified) adjusted for a maximum occupancy rate of ninety-five percent (95%) (based on the average occupancy of all Projects) and adjusted for a management fee of five percent (5%) or if a Replacement Operator is installed pursuant to
Section 9.9 herein, the greater of five percent (5%) and the actual management fee contained in the Management Agreements, and an annual replacement reserve of Three Hundred Fifty and No/100 Dollars ($350.00) per unit in the Projects (other than skilled nursing units) and Three Hundred Fifty and No/100 Dollars ($350.00) per skilled nursing bed in the Projects. For purposes of this definition, net income shall include the excess (if any) of the Entrance Fee Deposits actually received by Borrowers for a particular period over the Entrance Fee Refunds actually refunded to residents of the Projects for the same period.

            "AFFILIATE" means (a) any entity in which any Borrower or any partner, shareholder, director, officer, member, or manager of any Borrower or Loan Party directly or indirectly owns or controls more than twenty percent (20%) of the beneficial interest, (b) any general or limited partnership, joint venture, limited liability company or limited liability partnership in which any Borrower or any partner, shareholder, director, officer, member, or manager of any Borrower is a partner, joint venturer or member, (c) any trust as to which any Borrower or any partner, shareholder, director, officer, member or manager of any Borrower is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by any Borrower or any partner, shareholder, director, officer, member or manager of any Borrower or Managing Member, (e) any partner, shareholder, director, officer, member, manager or employee of any Borrower or any Loan Party, (f) any Person related by birth, adoption or marriage to any partner, shareholder, director, officer, member, manager, or employee of any Borrower or any Loan Party, (g) any Loan Party, (h) any Person which owns or controls, directly or indirectly, more than twenty percent (20%) of the beneficial interests of any Borrower or any Loan Party, or
(i) any entity of which more than twenty percent (20%) of the beneficial interests are owned or controlled, directly or indirectly, by an Affiliate as defined in clauses (a) through (g). Notwithstanding anything contained in this definition of Affiliate to the Contrary, (i) no direct or indirect owner in Fortress Investment Fund II LLC (other than any Loan Party, any Operator or any other entity which would be an "Affiliate" hereunder but for the fact that such entity is a direct or indirect owner in Fortress Investment Fund II LLC) shall be deemed an "Affiliate" for purposes of this definition of Affiliate, and (ii) each Operator in its capacity as manager under a Management Agreement and as a tenant under an Operating Lease shall be deemed an "Affiliate" for purposes of this definition of Affiliate.

                                 Schedule I - 1

            "AGENT" has the meaning assigned to such term in the introductory paragraph of this Agreement.

            "AGREEMENT" means this Loan Agreement, as amended from time to time.

            "AGREEMENT OF PRINCIPAL" has the meaning assigned to such term in Part A of Schedule 2.1.

            "ALLOCATED LOAN AMOUNT" has the meaning assigned to such term in
Section 3.2(a).

            "ANTI-MONEY LAUNDERING LAWS" has the meaning assigned to such term in Sections 5.26(b).

            "ANTI-MONEY LAUNDERING MEASURES" has the meaning assigned to such term in Section 5.26(b).

            "ANTI-TERRORISM LAWS" has the meaning assigned to such term in
Section 5.26(a).

            "APPROVED BANK ACCOUNT" shall mean an account maintained at a bank reasonably approved by Agent, as to which account, Borrowers and Operators, said bank and Agent shall have entered into an agreement in form and substance reasonably acceptable to Agent to ensure Agent that Agent has "control" of such account as such term is defined in the Uniform Commercial Code as in effect in the applicable state and as to a Borrower's right, title and interest in such amounts in such account Agent has a perfected first security interest (all costs and expenses of negotiating, documenting and maintaining such bank account, agreement and perfected security interest shall be paid for by Borrowers).

            "ASSET PURCHASE AGREEMENT" means that certain Asset Purchase Agreement dated September 3, 2004, by and among Fortress NBA Acquisition, LLC, as purchaser, Fortress Investment Fund II, LLC, as Guarantor, The National Benevolent Association of the Christian Church (Disciples of Christ) and the companies affiliated therewith named on Schedule I thereto.

            "BANKRUPTCY ORDER" shall mean that certain Order Under 11 U.S.C. ss 102(1), 105(a), 363, 365 and 1146(c) and Fed. R. Bankr. P. 2002, 6004 and 6006
Authorizing and Approving (I) Asset Purchase Agreement With Fortress NBA Acquisition, LLC; (II) Sale of the Certain Assets Free and Clear of Liens, Claims and Encumbrances; (III) Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; and (IV) Certain Related Relief ("Initial Sale Order"), entered on December 1, 2004 by the United States Bankruptcy Court for the Western District of Texas ("Bankruptcy Court"), as amended, modified or supplemented from time to time (including, by that certain Order Pursuant to Rule 9019 of the Federal

                                 Schedule I - 2

Rules of Bankruptcy Procedure and Section 105(A) of the Bankruptcy Code (I) Approving Supplemental Agreement With Respect to Asset Purchase Agreement and
(II) Binding Certain Residents to Certain of the Terms Thereof entered by the on December 1, 2004, that certain Order Pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and Section 105(A) of the Bankruptcy Code (I) Approving Letter Amendment to Asset Purchase Agreement and (II) Binding the Residents' Committee and Residents to Certain of the Terms Thereof entered on March 24, 2005, and by all other existing and future orders of the Bankruptcy Court or other courts with appropriate jurisdiction amending, modifying or supplementing the Initial Sale Order in any way).

            "BANKRUPTCY PARTY" shall have the meaning assigned to such term in
Section 8.7.

            "BASE RATE" has the meaning assigned to such term in Schedule 2.2.

            "BORROWER" and "BORROWERS" have the meaning assigned to such terms in the introductory paragraph of this Agreement.

            "BORROWER ANTI-TERRORISM POLICIES" has the meaning assigned to such term in Section 7.20(c).

            "BORROWERS' EQUITY" has the meaning assigned to such term in Part A of Schedule 2.1.

            "BUSINESS ASSOCIATE AGREEMENT" has the meaning assigned to such term in Part A of Schedule 2.1.

            "BUSINESS DAY" means a day other than a Saturday, a Sunday, or a legal holiday on which national banks located in the State of New York or Chicago are not open for general banking business.

            "BSA" has the meaning assigned to such term in Section 5.26(b).

            "CLOSING DATE" shall be the date on which the Loan is closed and the Initial Funding Amount is funded.

            "COLLATERAL" has the meaning assigned to such term in Section 2.4.

            "COMMENCEMENT DATE" has the meaning assigned to such term in Section 7.17.

            "COMPLETION DATE" has the meaning assigned to such term in Section 7.17.

            "COMPLETION" has the meaning assigned to such term in Section 7.17.

            "COMPLETION SCHEDULE" has the meaning assigned to such term in
Section 2.1(c).

            "CON" has the meaning assigned to such term in Section 8.1(c).

            "CONTROL" or "CONTROLS": When used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly,

                                 Schedule I - 3
whether through the ownership of voting securities or other beneficial interests, by contractor or otherwise; and the terms "Controlling" and "Controlled" have the meaning correlative to the foregoing.

            "DEBT" means, for any Person, without duplication, the aggregate of:
(a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, and (f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

            "DEBT SERVICE" means the aggregate interest, regularly scheduled principal (if any), and other payments due under the Loan, and on any other outstanding permitted Debt (if any) relating to the Projects for the period of time for which calculated.

            "DEBT SERVICE COVERAGE RATIO" means the ratio of (i) Adjusted Net Operating Income from the Projects for the twelve (12) month period ending on the applicable measurement date (or, if Debt Service Coverage Ratio is calculated at any time prior to June 30, 2006, the Adjusted Net Operating Income, annualized, for the actual period of time that the applicable Borrower has owned its applicable Project), to (ii) annualized payments of Debt Service due on the Loan for the same period.

            "DEFAULT RATE" means the lesser of (a) the maximum rate of interest allowed by applicable law, and (b) four percent (4%) per annum in excess of the Interest Rate.

            "DESIGNATED PERSON" has the meaning assigned to such term in Section 5.26(a).

            "ENVIRONMENTAL INDEMNITY" has the meaning assigned to such term in Part A of Schedule 2.1.

            "EVENT OF DEFAULT" has the meaning assigned to such term in Article IX.

            "EXECUTIVE ORDER" has the meaning assigned to such term in Section 5.26(a).

            "EXTENSION NOTICE" has the meaning assigned to such term in Section 2.4.

            "FEDERAL BANKRUPTCY CODE" shall mean Chapter 11 of Title II of the United States Code (11 U.S.C. Section 101, et seq.), as amended.

                                 Schedule I - 4

            "FIRREA" has the meaning assigned to such term in Part A of Schedule 2.1.

            "GECC" has the meaning assigned to such term in the introductory paragraph of this Agreement.

            "GENERAL PARTNER" means collectively, Robin Run General Partner and Patriot Heights General Partner.

            "GOVERNMENTAL APPROVALS" means, collectively, all consents, licenses and permits and all other authorizations or approvals required from any Governmental Authority to operate the Projects.

            "GOVERNMENTAL AUTHORITY" means any federal, state, county or municipal government or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body (including, without limitation, the State Regulator), or any court, administrative tribunal, or public body, including but not limited to all such authorities relating to the quality and adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies, additions to facilities and services and fee splitting.

            "HAZARDOUS MATERIALS" has the definition given to such term in the Environmental Indemnity.

            "HIPAA" has the meaning assigned to such term in Section 8.1(a).

            "HIPAA COMPLIANCE PLAN" has the meaning assigned to such term in
Section 8.1(a).

            "HIPAA COMPLIANCE DATE" has the meaning assigned to such term in
Section 8.1(a).

            "HEALTHCARE LAWS" has the meaning assigned to such term in Section 8.1(a).

            "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

            "INDEBTEDNESS" means all payment obligations of Borrower, Principal or Managing Member to Agent and Lender under the Loan or any of the Loan Documents.

            "INSURANCE IMPOUND" has the meaning assigned to such term in Section 3.4.

            "INTEREST RATE" has the meaning assigned to such term in Article II.

            "INVESTOR ANTI-TERRORISM POLICIES" has the meaning assigned to such term in Section 7.20(c).

            "LAWS" means, collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations and guidances and judicial opinions or presidential

                                 Schedule I - 5
authority in the applicable jurisdiction, including but not limited to quality and safety standards, accreditation standards and requirements of the State Regulator, each as it may be amended from time to time.

            "LEASES" has the meaning assigned to such term in Part A of Schedule 2.1.

            "LEASING COMMISSIONS" has the meaning assigned to such term in
Section 2.1(c) .

            "LICENSES" has the meaning assigned to such term in Section 8.1(c).

            "LIEN" means any interest, or claim thereof, in the Projects securing an obligation owed to, or a claim by, any Person other than the owner of the Projects, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "LIEN" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Projects.

            "LIMITED GUARANTY" means that certain Limited Guaranty of Payment and Performance of even date herewith executed by Principal in favor of Agent.

            "LISTS" has the meaning assigned to such term in Section 5.26(a).

            "LOAN" means the loan to be made by Lender to Borrower under this Agreement and all other amounts payable under the Loan Documents, including the Prepayment Premium.

            "LOAN PARTY" means Principal and each General Partner and Managing Member.

            "LOAN YEAR" means the period beginning on the Closing Date and ending on the day before the first anniversary of the Funding Date for the First Loan Year and, for each Loan Year thereafter, each one year period beginning on the anniversary of the date following the last day of the First Loan Year until the Maturity Date.

            "MANAGEMENT AGREEMENTS" means (i) those certain seven Exclusive Property Management and Leasing Agreements dated as of the date hereof between the applicable Borrower and its applicable Operator agreement, and (ii) any Replacement Operating Agreement pursuant to Section 9.9 herein.

            "MANAGING MEMBER" means Fortress NBA Acquisition LLC a Delaware limited liability company.

            "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE CHANGE" means, in Agent's reasonable discretion, the business prospects, operations or financial condition of a

                                 Schedule I - 6

Person or property has changed in a manner which could impair the value of Agent's and Lender's security for the Loan, prevent timely repayment of the Loan or otherwise prevent the applicable Person, Principal or any Borrower from timely performing any of its material obligations under the Loan Documents.

            "MATERIAL NON-RESIDENTIAL LEASE" means a Lease for over 2,000 rentable square feet of space at any Project.

            "MATERIAL REGULATORY VIOLATION" means any of the following: (i) revocation of any license, permit, approval or other Governmental Approval (including, without limitation, any CON) required for the lawful operation of a Project, or (ii) other circumstances under which (a) a Borrower or Operator is, or may be, required by a determination of any Governmental Authority to cease or suspend operation of a Project or (b) any then existing certification of any Operator or any Borrower under any Third Party Payor Program in which an Operator or Borrower or Project then participates, is, or may be, terminated, in whole or in part, prior to the expiration of the term thereof, (iii) any Project receives a Level 4/immediate jeopardy finding that is not removed, as determined by the applicable surveying agency, within thirty (30) days from the date the immediate jeopardy designation went into effect, (iv) any Project is assessed material fines or penalties (whether monetary or non-monetary) by any Governmental Authority having jurisdiction over any Operator, Borrower or any Project that, in aggregate, result in a Material Adverse Change, (v) any Project continues to have a substandard quality of care designation for a consecutive period of one hundred fifty days (150) days after receipt by applicable Operator or Borrower of notice from the Governmental Authority or any other Person of the original substandard quality of care determination; or (vi) the commencement of any State or Federal remedy imposing a ban on new admissions or denying payment for new admissions that is not removed within sixty (60) days of that remedy going into effect.

            "MATURITY DATE" means the earlier of (a) April 5, 2010, or (b) any earlier date on which the entire Loan is required to be paid in full, whether at maturity, by acceleration or otherwise, under this Agreement or any of the other Loan Documents, or any later date to which the same may be extended in accordance with the terms of the Loan Agreement.

            "MONEY MARKET RATE" has the meaning assigned to such term in Section 3.4.

            "MONTHLY REPORTS" has the meaning assigned to such term in Section 6.1(a).

            "OBLIGATIONS" has the meaning assigned to such term in Section
11.28.

            "OFAC" has the meaning assigned to such term in Section 5.26(a).

            "OFAC LAWS AND REGULATIONS" has the meaning assigned to such term in
Section 5.26(a).

            "OPERATING LEASE" shall mean, (i) collectively, that certain Lease Agreement dated February 24, 2005 between FIT NBA Foxwood Springs LLC and BLC-Foxwood Springs, LLC, (ii) that certain Lease Agreement dated March 10, 2005 between FIT NBA

                                 Schedule I - 7

Cypress Village LLC and BLC-Cypress Village, LLC, (iii) that certain Lease Agreement dated March 10, 2005 between FIT NBA Village at Skyline LLC and BLC-Village at Skyline, LLC, (iv) that certain Lease Agreement dated March ___, 205 between FIT NBA, Patriot Heights LP and BLC - Patriot Heights, LLC, and (v) any Replacement Operating Agreement pursuant to Section 9.9 herein.

            "OPERATOR" or "OPERATORS" shall mean, (i) collectively, BLC-Cypress Village, LLC, BLC-Foxwood Springs, LLC, BLC-Kansas, LLC, BLC-Patriot Heights, LLC, BLC-Ramsey, LLC, BLC-Robin Run, LLC and BLC-Village at Skyline, LLC, each of which shall at all times be owned indirectly 100% by Brookdale Living Communities, Inc., and (ii) any Replacement Operator pursuant to Section 9.9 herein.

            "OTHER LISTS" has the meaning assigned to such term in Section 5.26(a).

            "PATRIOT HEIGHTS GENERAL PARTNER" means FIT NBA Patriot Heights General Partner Inc., a Delaware corporation.

            "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, limited partnership, limited liability, partnership, limited partnership, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

            "POOL B FUNDING DATE" shall be the date upon which any Pool B Funding Amount is advanced.

            "POTENTIAL DEFAULT" means the occurrence of any event or condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

            "PREPAYMENT PREMIUM" has the meaning assigned to such term in
Section 2.5.

            "PRINCIPAL" means Fortress Investment Trust II, a Delaware trust.

            "PROJECT" and "PROJECTS" have the meanings assigned to such terms in Recital B.

            "PROJECT YIELD" means the ratio, expressed as a percentage, of (a) Adjusted Net Operating Income from the Projects, as determined by Agent for the twelve (12) month period ending on the applicable measurement date (or if Project Yield is calculated at any time prior to June 30, 2006, the Adjusted Net Operating Income, annualized for the actual period of time that the applicable Borrower has owned its applicable Project), to (b) the outstanding principal balance of the Loan on the applicable measurement date.

            "PROPERTY" and "PROPERTIES" have the meanings assigned to such terms in Recital B.

                                 Schedule I - 8

            "PROPERTY CONDITION REPORTS" means those certain Property Condition Reports dated November, 2004, prepared by Terracon on behalf of Weil Gotshal and Manges LLP.

            "PROPOSED RELEASE DATE" has the meaning assigned to such term in
Section 2.10(a).

            "RELEASE PRICE" has the meaning assigned to such term in Section 2.10(a).

            "REPAYMENT DATE" means the date upon which the entire principal balance of the Loan and all interest thereon and other sums due pursuant to the Loan Documents, including, without limitation, the Prepayment Premium, in any, have been paid in full.

            "REPLACEMENT DEPOSIT" has the meaning assigned to such term in
Section 3.6.

            "REPLACEMENT RESERVE" has the meaning assigned to such term in
Section 3.6.

            "ROBIN RUN GENERAL PARTNER" means FIT NBA Robin Run Inc., a Delaware corporation.

            "SECURITY DEPOSITS" means any security deposit from any tenant or occupant of any Project collected or held by any Borrower or Operator.

            "SECURITY DOCUMENTS" means those certain first priority Mortgages or Deeds of Trust, Security Agreements and Fixture Filing (or documents of similar title) executed by each Borrower for the benefit of Agent, encumbering the Projects.

            "SENIOR NOTE" has the meaning assigned to such term in Recital A.

            "SUBORDINATED NOTE" has the meaning assigned to such term in Recital A.

            "SINGLE PURPOSE ENTITY" means a Person (other than an individual, a government, or any agency or political subdivision thereof), which exists solely for the purpose of owning and operating a Project, conducts business only in its own name, does not engage in any business or have any assets unrelated to such Project, does not have any Debt other than as permitted by this Agreement, has its own separate books, records, and accounts (with no commingling of assets), holds itself out as being a Person separate and apart from any other Person, and observes corporate, partnership or limited liability company, as the case may be, formalities independent of any other Person, and which otherwise constitutes a single purpose, entity as determined by Agent. Without limiting the foregoing, a Single Purpose Entity (i) does not hold, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the interest which it owns in its respective Project and (ii) is not a shareholder or partner or member of any other entity, other than another Single Purpose Entity which owns an interest in the Project.

                                 Schedule I - 9

            "SITE ASSESSMENT" means, collectively, those certain Phase I Environmental Site Assessment reports dated November 2004 prepared by Gaia Tech on behalf of National Benevolent Association of the Christian Church.

            "SDN LIST" has the meaning assigned to such term in Section 5.26(a).

            "STATE REGULATOR" has the meaning assigned to such term in Section 7.18(a).

            "SWAP DOCUMENTS" means, collectively, (i) that certain trade confirmation dated February 8, 2004 and most recently amended on February 15, 2005 between Managing Member and Merrill Lynch Capital Services, Inc. ("COUNTERPARTY"), and (ii) that certain trade confirmation dated February 9, 2004 and most recently amended on February 15, 2005 between Managing Member and Counterparty, and (iii) that certain trade confirmation dated February 3, 2004 and most recently amended on February 15, 2005 between Managing Member and Counterparty (the swap agreements referenced in (i), (ii) and (iii) above, as such swap agreements may hereafter be amended are collectively referred to herein as the "SWAP AGREEMENTS"), (iv) any International Swap Dealers Association, Inc. Master Agreement entered into at any time between Managing Member and Counterparty ("MASTER AGREEMENT") and (v) any guaranties by any Person and any documents granting any liens to secure the payment obligations of Managing Member under the Swap Agreements and/or the Master Agreement.

            "TAXES" has the meaning assigned to such term in Section 3.5.

            "TAX IMPOUND" has the meaning assigned to such term in Section 3.5.

            "TENANT" means any tenant or occupant of a Project under a Lease.

            "TERM SHEET" " means that certain Letter from Timothy Sanders to Mr. William Ketcham agreed to on October 21, 2004, regarding the Loan.

            "THIRD PARTY PAYOR PROGRAMS" has the meaning assigned to such term in Section 8.2(f).

            "TITLE POLICIES" has the meaning assigned to such term in Schedule
2.1 Part A.

            "U.S. PUBLICLY-TRADED ENTITY" has the meaning assigned to such term in Section 5.26(a).

            "VIOLATION" has the meaning assigned to such term in Section 5.24.

                                 Schedule I - 10